                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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Filed by a party other than the registrant [ ]

Check the appropriate box:

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    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section. 240.14a-12

                                    SPSS Inc.
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                (Name of Registrant as Specified in Its Charter)

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[X] No fee required.

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    paid previously. Identify the previous filing by registration statement
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

                                                                     (SPSS LOGO)

Dear Stockholder:

     You are cordially invited to the Annual Meeting of Stockholders (the "Annual Meeting") of SPSS Inc. ("SPSS" or the "Company"). The Annual Meeting will be held at the headquarters of SPSS at 233 South Wacker Drive, Chicago, Illinois 60606, on Thursday, April 24, 2008, at 10:00 a.m., local time.

     At the Annual Meeting, you will be asked (a) to consider and vote to elect two directors to hold office for a three-year term, (b) to consider and vote to approve the SPSS Inc. Long Term Incentive Plan, (c) to ratify the appointment of Grant Thornton LLP as independent auditors of SPSS for fiscal year 2008 and (d) to transact any other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The Company's Board of Directors (the "Board") unanimously recommends that the Company's stockholders vote FOR all of the nominees for election to the Board, FOR approval of the SPSS Inc. Long Term Incentive Plan and FOR ratification of the appointment of Grant Thornton LLP as independent auditors of SPSS for fiscal year 2008.

     In the materials accompanying this letter, you will find a Notice of Annual Meeting of Stockholders, a Proxy Statement relating to the proposals you will be asked to consider and vote upon at the Annual Meeting and a Proxy Card. The Proxy Statement includes general information regarding SPSS as well as additional information relating to the specific proposals you will be asked to consider and vote upon at the Annual Meeting. Also included with the proxy materials is the Company's Annual Report on Form 10-K for fiscal year 2007.

     All stockholders are invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting, please complete, sign and date the Proxy Card and promptly return it to SPSS in the enclosed envelope provided for that purpose. If you attend the Annual Meeting, you may vote in person if you wish, even though you have previously returned your Proxy Card. It is important that your shares be represented and voted at the Annual Meeting.

                                        Sincerely,



                                        /s/ Jack Noonan


                                        Jack Noonan
                                        Chairman of the Board,
                                        Chief Executive Officer and President

March 25, 2008

                                                                     (SPSS LOGO)

                                    SPSS INC.
                             233 SOUTH WACKER DRIVE
                             CHICAGO, ILLINOIS 60606

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 24, 2008

     The 2008 Annual Meeting of Stockholders (the "Annual Meeting") of SPSS Inc. ("SPSS" or the "Company") will be held at the headquarters of SPSS at 233 South Wacker Drive, Chicago, Illinois 60606, on Thursday, April 24, 2008 at 10:00 a.m., local time, for the following purposes:

     (1) To consider and vote to elect two directors of SPSS to hold office until the 2011 Annual Meeting of Stockholders, as described in Proposal No. 1;

     (2) To consider and vote upon a proposal to approve the SPSS Inc. Long Term Incentive Plan, as described in Proposal No. 2;

     (3) To ratify the appointment of Grant Thornton LLP as independent auditors of SPSS for fiscal year 2008, as described in Proposal No. 3; and

     (4) To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The Company's Board of Directors (the "Board") unanimously recommends that the Company's stockholders vote FOR all of the nominees for election to the Board, FOR approval of the SPSS Inc. Long Term Incentive Plan and FOR ratification of the appointment of Grant Thornton LLP as independent auditors of SPSS for fiscal year 2008.

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
            FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 24, 2008

     THE PROXY STATEMENT FOR THE ANNUAL MEETING, THE PROXY CARD FOR THE ANNUAL MEETING AND THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007 ARE AVAILABLE ON THE COMPANY'S WEBSITE AT
HTTP://INVESTOR.SPSS.COM.

     Only stockholders of record as of March 10, 2008, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. SPSS hopes that as many stockholders as possible will personally attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR SHARES ARE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES. Sending in your Proxy Card will not prevent you from voting in person at the Annual Meeting.

                                        By Order of the Board of Directors


                                        /s/ Raymond H. Panza


                                        Raymond H. Panza
                                        Secretary of SPSS Inc.

Chicago, Illinois
March 25, 2008

                                    SPSS INC.
                             233 SOUTH WACKER DRIVE
                             CHICAGO, ILLINOIS 60606

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 24, 2008

     THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD") OF SPSS INC. ("SPSS" OR THE "COMPANY") FOR USE AT THE 2008 ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING") TO BE HELD AT THE HEADQUARTERS OF SPSS AT 233 SOUTH WACKER DRIVE, CHICAGO, ILLINOIS 60606, ON THURSDAY, APRIL 24, 2008 AT 10:00 A.M. (LOCAL TIME). Shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), represented by a properly executed proxy, will be voted at the Annual Meeting. If no specific instructions are given with regard to matters being voted upon, the shares represented by a signed proxy card will be voted according to the recommendations of the Board. The Board presently does not intend to bring any matter before the Annual Meeting except those referred to in this Proxy Statement and specified in the Notice of Annual Meeting of Stockholders, nor does the Board know of any matters which anyone else proposes to present for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon using their discretion.

     A proxy may be revoked at any time before its exercise by sending written notice of revocation to Raymond H. Panza, Corporate Secretary, SPSS Inc., 233 South Wacker Drive, Chicago, Illinois 60606, by signing and delivering a subsequently dated proxy card or by attending the Annual Meeting in person and giving notice of revocation to the Inspector of Election. This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and proxy card are being mailed to stockholders beginning on or about March 25, 2008.

     March 10, 2008 was the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. On that date, there were outstanding and entitled to vote 17,806,996 shares of Common Stock, which is the Company's only class of voting securities. Each stockholder is entitled to one vote for each share of Common Stock held of record. For a period of at least ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by stockholders during regular business hours at the Company's principal executive offices, 233 South Wacker Drive, Chicago, Illinois 60606.

     A plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of all other matters being submitted to the stockholders for their consideration.

     One Inspector of Election, a representative of Computershare Investor Services, L.L.C., appointed by the Board will determine the shares represented at the Annual Meeting and the validity of proxies and count all votes. Abstentions and broker non-votes will be included when determining whether a quorum is present at the Annual Meeting. An abstention has the effect of voting against a matter since an abstention is counted as a share "entitled to vote," but is not included as a vote for such matter. A broker non-vote exists where a broker proxy indicates that the broker is not authorized to vote on a particular proposal. Brokers who have not received voting instructions from beneficial owners may vote in their discretion with respect to Proposal No. 1 (the election of directors) and Proposal No. 3 (the ratification of the appointment of the Company's independent auditors). Brokers are not authorized to vote in their discretion with regard to Proposal No. 2 (the proposal to approve the SPSS Inc. Long Term Incentive Plan). Because they are not considered shares "entitled to vote" on Proposal No. 2, broker non-votes will have no effect with regard to Proposal No. 2.

                       SUBMISSION OF STOCKHOLDER PROPOSALS
                           FOR THE 2009 ANNUAL MEETING

     If a stockholder desires to have a proposal formerly considered at the 2009 Annual Meeting of Stockholders, and included in the Company's Proxy Statement for that meeting, the proposal must be mailed to the Secretary of the Company at the Company's principal executive offices, 233 South Wacker Drive, Chicago, Illinois 60606, and must be received by the Secretary of the Company on or before November 25, 2008. SPSS will consider for inclusion in the Company's Proxy Statement only proposals meeting the requirements of the applicable SEC rules. Additionally, if a stockholder intends to present a proposal at the 2009 Annual Meeting of Stockholders, but does not intend to have it included in the Company's Proxy Statement, the proposal must be delivered to the Secretary of the Company at the Company's principal executive offices between January 24, 2009 and February 23, 2009. If SPSS does not receive a stockholder proposal by the applicable deadline listed above, the stockholder will not be permitted to raise the proposal at the 2009 Annual Meeting of Stockholders.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     The Company's Bylaws provide that the number of members of the Board will be fixed by a resolution adopted by the majority of the Board. At present, the Board has fixed the number of members of the Board at seven. The Company's Certificate of Incorporation and Bylaws further provide that the Board will be divided into three classes, as nearly equal in number as possible. Members of each class of the Board are elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor is duly elected and qualified.

     The class of directors whose term expires at the Annual Meeting currently consists of two persons. The Nominating and Corporate Governance Committee has nominated William Binch and Charles R. Whitchurch, the incumbent directors whose terms expire at the Annual Meeting, to stand for re-election to the Board. Each of Mr. Binch and Mr. Whitchurch has been nominated to hold office for a term of three years or until his successor has been duly elected and qualified. The full Board ratified the nomination of these two individuals. Unless otherwise instructed by the stockholder, the persons named in the enclosed form of proxy will vote the shares represented by such proxy for the election of the nominees named in this Proxy Statement.

     SPSS has no reason to believe that the nominees named herein will be unavailable to serve as directors. However, if such nominees for any reason are unable or unwilling to serve, the proxy may be voted for such substitute nominees as the persons appointed in the proxy may, in their discretion, determine. Stockholders may not cumulate their votes in the election of directors.

     Director Nominees

     William Binch has been a director of SPSS since the acquisition of ShowCase Corporation by SPSS in February 2001 and now serves as the Board's Lead Director. Mr. Binch was a director of ShowCase from 1999 until the acquisition. Mr. Binch is a professional independent director with extensive experience in worldwide sales, enterprise applications and analytics. He serves as a member of the Board of Directors of three other companies: Callidus Software Inc., Medefinance, Inc. and Saama Technologies, Inc. Previously, Mr. Binch was senior vice president at Hyperion/Arbor from July 1997 to May 1999. He was a senior executive at Business Objects and Prism, two business intelligence and data warehousing companies. Mr. Binch served for five years at Oracle as vice president of strategic accounts. He has held executive sales positions at IBM, Itel and Fortune Systems.

     Charles R. Whitchurch has been a director of SPSS since October 2003. Since September 1991, Mr. Whitchurch has served as the Chief Financial Officer and Treasurer of Zebra Technologies Corporation. From 1981 until September 1991, he served as Vice President, Finance of Corcom, Inc., a technology company specializing in the control of radio frequency interference. In addition, Mr. Whitchurch previously held positions as Chief Financial Officer of Resinoid Engineering Corporation and as a Corporate Services Officer with Harris Bank in Chicago. He holds a bachelors degree in economics (Phi Beta Kappa) from Beloit College and an M.B.A. from Stanford University.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF
                   EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

             INFORMATION CONCERNING EXECUTIVE OFFICERS AND DIRECTORS

OFFICERS AND DIRECTORS

     The following table shows information as of March 10, 2008 with respect to each person who is an executive officer, continuing director or director nominee of SPSS. Biographical information for each executive officer and continuing director is set forth immediately following the table. Biographical information for each director nominee appears under "Election of Directors" above.

NAME                            AGE                       POSITION
----                            ---                       --------
Jack Noonan...................   60  Chairman of the Board, Chief Executive Officer
                                     and President
Raymond H. Panza..............   57  Executive Vice President, Corporate Operations,
                                     Chief Financial Officer and Secretary
Alex Kormushoff...............   51  Senior Vice President of Worldwide Field
                                     Operations
Richard M. Holada.............   45  Senior Vice President of Technology
Douglas P. Dow................   50  Senior Vice President of Corporate Development
Marc D. Nelson................   52  Vice President, Corporate Controller and
                                     Principal Accounting Officer
William Binch(1)(3)(4)........   68  Director
Michael Blair(3)(4)...........   63  Director
Michael E. Lavin(2)...........   62  Director
Merritt Lutz(3)(4)............   65  Director
Patricia B. Morrison(2).......   48  Director
Charles R. Whitchurch(2)......   61  Director


--------

   (1) Lead Director

   (2) Member of the Audit Committee

   (3) Member of the Compensation Committee

   (4) Member of the Nominating and Corporate Governance Committee

     Jack Noonan has served as a Director as well as Chief Executive Officer and President since joining SPSS in January 1992. Mr. Noonan was appointed Chairman of the Board on January 3, 2008. Mr. Noonan was President and Chief Executive Officer of Microrim Corp., a developer of database software products, from 1990 until December 1991. He served as Vice President of the Product Group of Candle Corporation, a developer of IBM mainframe system software, from 1985 to 1990. Mr. Noonan is a Director of Morningstar, Inc. and GlobalView Software Inc.

     Raymond H. Panza, Executive Vice President, Corporate Operations, Chief Financial Officer and Secretary, joined SPSS in August 2004. From 2001 to 2004, Mr. Panza was the Vice President, Finance of Thomson, a leading provider of technology and service solutions for integrated media and entertainment companies. From 2000 to 2001, Mr. Panza was the Vice President, Chief Financial Officer of Thomson's Digital and New Media Services business units. From 1997 to 1999, he was the Vice President, Investments and Alliances of Ameritech Corporation, and from 1995 to 1997, he was the Vice President and Chief Financial Officer of Ameritech's Custom Business Services. He is a Certified Public Accountant and holds M.S. and B.S. degrees in accounting from The Pennsylvania State University.

     Alex Kormushoff, Senior Vice President of Worldwide Field Operations, joined SPSS in December 2005. Mr. Kormushoff has served in his current position since June 2007 and, from December 2005 to June 2007 served as SPSS's Senior Vice President, Worldwide Services in charge of all service revenue and delivery. From 2002 to 2005, Mr. Kormushoff was employed by BroadVision, Inc., a leader in e-commerce software technology, where he served as the Interim Chief Executive Officer in 2005, the Executive Vice President, Worldwide Operations from 2004 to 2005 and the Senior Vice President, Worldwide Professional Services from 2002 to 2004. Prior to joining BroadVision, Mr. Kormushoff has held various executive positions at One, Inc., Sapient Corporation, Standard & Poor's Financial Information Services Group and R.R. Donnelley & Sons Company. He holds an M.B.A from Boston University and a B.A. in Business from The Pennsylvania State University.

     Richard M. Holada, Senior Vice President of Technology, joined SPSS in October 2006. Mr. Holada has served in his current position since June 2007 and, from October 2006 to June 2007 served as Senior Vice President, Research and Development. From 2005 to 2006, he was employed by Oracle Corporation where he had served as the Vice President, CRM Development since 2005 and the Vice President, Industry Development since 2006. From 1999 to 2005, Mr. Holada was employed by Peoplesoft, Inc. where he served as the Vice President, Insurance Administration Development from 1999 to 2000 and the Vice President, CRM Development from 2000 to 2005. Prior to joining Peoplesoft, Mr. Holada held senior research and development positions at Trimark Technologies, Inc. and Intelligent Trading System, Inc., as well as earlier systems engineering positions at Sun Microsystems, Inc. Mr. Holada holds a J.D. from The John Marshall Law School and a B.S. in Computer Science from the University of Illinois.

     Douglas P. Dow, Senior Vice President, Corporate Development, joined SPSS in 1984. Mr. Dow has served in his current position since July 2004 and, from January 2001 to June 2004, served as Vice President, Corporate Development. Mr. Dow is responsible for both directing the Company's merger and acquisition initiatives and leading the Company's strategic planning, business planning and corporate marketing functions. From September 1997 to December 2000, Mr. Dow served as a Vice President in charge of the Company's business development. From October 1984 to September 1997, Mr. Dow held various other sales and marketing positions at SPSS. He holds a Bachelor of Arts degree from Kalamazoo College and a Master of Arts degree in political science from the University of Chicago.

     Marc D. Nelson, Vice President, Corporate Controller and Principal Accounting Officer, joined SPSS in May 2003. Mr. Nelson has served in his current position since June 2005. From May 2003 to June 2005, Mr. Nelson served as the Company's United States Controller. From 2002 to May 2003, Mr. Nelson served as the Global Controller of Recall Corporation, a worldwide provider of information management services. From 1997 to 2002, Mr. Nelson served as the Assistant Controller to IDEX Corporation. He holds a bachelors degree in accounting from Bradley University and an M.B.A. in Finance from the University of Chicago. Mr. Nelson is a Certified Public Accountant.

     Michael Blair has been a Director of SPSS since July 1997. On November 15, 2004, Mr. Blair retired as a payroll business co-leader at Hewitt Associates, Inc., a global human resources outsourcing and consulting firm. He joined Hewitt after Hewitt's 2003 acquisition of Cyborg Systems, Inc. Before assuming that role, Mr. Blair served as the Chairman, Chief Executive, and founder of Cyborg Systems, Inc., a human resource management software company that he founded in 1974. Mr. Blair currently is a director of Computer Corporation of America, Showingtime.com, Voice Prism and Delaware Place Bank. He is a past president of the Chicago Software Association and was Chairman of the Board of the Hinsdale Hospital Foundation. Mr. Blair holds a bachelors degree in mathematics with a minor in physics from the University of Missouri.

     Michael E. Lavin has been a Director of SPSS since July 2005. Mr. Lavin also serves as a member of the Board of Directors of Integrys Energy Group, Inc., Tellabs, Inc. and Education Corporation of America, Inc. He serves as Chairman of the Audit Committee of each of these three companies. From 1993 to 2002, Mr. Lavin was the Midwest Area Managing Partner of KPMG LLP. Mr. Lavin retired from KPMG in January 2003, having been with the firm since 1967.

     Merritt Lutz has been a Director of SPSS since 1988. He is currently an Advisory Director of Morgan Stanley, managing its strategic technology investments and partnerships. Previously, he was President of Candle Corporation, a worldwide supplier of systems software, from 1989 to 1993. Mr. Lutz is a Director of Interlink Electronics, Inc. and two privately held software companies: SendMail and ThruPoint. He is a former Director of the Information Technology Association of America and the NASD Industry Advisory Committee. Mr. Lutz holds a bachelors and masters degree from Michigan State University.

     Patricia B. Morrison has been a Director of SPSS since December 2007. Ms. Morrison is the Executive Vice President and Chief Information Officer of Motorola, Inc., a designer, manufacturer, marketer and seller of mobile communication products. She was the Senior Vice President and Chief Information Officer of Motorola from 2005 to 2007. Previously, Ms. Morrison was the Executive Vice President and Chief Information Officer of Office Depot, Inc., a supplier of office products and services, from 2002 to 2005. From 2000 to 2002, she was the Chief Information Officer of The Quaker Oats Company, a manufacturer of food and beverage products. Ms. Morrison currently serves as a member of the Board of Directors of Jo-Ann Stores, Inc., the Lyric Opera of Chicago and the Chicago Symphony Orchestra. Ms. Morrison holds a bachelor of arts degree in mathematics and statistics and a bachelor of science degree in secondary education from Miami University.

     The Board is divided into three classes serving staggered three-year terms. Mr. Binch and Mr. Whitchurch are each serving a three-year term expiring at the Annual Meeting. Each of Mr. Binch and Mr. Whitchurch has been nominated to stand for re-election. Mr. Noonan and Mr. Blair are each serving a three-year term expiring at the 2009 annual meeting of stockholders. On December 13, 2007, Ms. Morrison was appointed to serve as a member of the class of directors whose term expires at the 2009 annual meeting of stockholders and, therefore, Ms. Morrison's term will expire at that meeting. Mr. Lutz and Mr. Lavin are each serving a three-year term expiring at the 2010 annual meeting of stockholders. The executive officers named herein have terms expiring at the Board meeting immediately following the next annual meeting of stockholders or when their successors are duly elected and qualified.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of the Compensation Program

     Administration

     The Company's compensation program is administered by the Compensation Committee of the Board. The Compensation Committee is comprised of three directors, Michael Blair (Chairman), William Binch and Merritt Lutz, each of whom qualifies as independent under the Nasdaq Stock Market listing standards. The section of this Proxy Statement titled "Information Concerning the Board of Directors -- Board Committees -- Compensation Committee" provides additional information regarding the Compensation Committee.

     The Compensation Committee operates under a written Charter adopted by the Board. Under this Charter, the Compensation Committee is required to evaluate, on an annual basis, the Chief Executive Officer's performance in light of certain established goals and to establish the Chief Executive Officer's compensation package based on such performance. The Compensation Committee is also required to establish, on an annual basis, an executive compensation package for each of the Company's other executive officers. The Compensation Committee reports its actions to the full Board.

     Mr. Noonan, the Company's Chief Executive Officer, makes recommendations to the Compensation Committee with regard to compensation packages to be received by the executive officers other than Mr. Noonan. The other executive officers generally do not participate in these discussions. The executive officers do assist the Compensation Committee in designing the Company's business goals on which the financial performance measures are based.

     Philosophy

     The Compensation Committee believes that the Company's compensation program should be designed in a manner that attracts the best talent to SPSS, motivates employees to perform at their highest levels, rewards outstanding achievement and retains those individuals with the leadership abilities and skills necessary for building long term stockholder value. To achieve these goals, the Compensation Committee has designed a compensation program that is competitive with the marketplace with a strong tie between pay and performance. This tie between pay and performance means that a significant portion of each executive officer's total compensation is variable, at risk and dependent upon the accomplishment of specific, measurable, financial and/or operational results and increases in stockholder value. The Compensation Committee believes that a compensation program designed in this manner will motivate executive officers to improve the overall performance and profitability of SPSS, thereby aligning the interests of the executive officers with the interests of the Company's stockholders.

     Executive officers receive incentive awards only if and when the performance goals defined by management and the Compensation Committee have been achieved. Each executive officer's individual performance and contribution to the achievement of these goals are rewarded through base salary adjustments, the amount of incentive awards paid, if any, and special bonus awards, if any. Long term incentive awards are generally made through equity grants which the Compensation Committee believes further reinforces the link between the interests of executive officers and the interests of the Company's stockholders.

     As further described below, the Compensation Committee regularly seeks advice from nationally recognized compensation consultants to advise it with regard to its compensation analysis, to assist it with the design of the Company's compensation program and to ensure that its compensation practices are competitive with those of a substantial sample of companies in SPSS's industry.

Material Elements of the Compensation Program for Executive Officers

     Design and Objectives

     The executive compensation program is designed to reward the achievement of the Company's performance goals. The Compensation Committee designed the program in this manner because it believes that the extent to which performance goals are achieved is directly proportionate to the extent to which stockholder value increases. Higher valuation results, in part, from management's ability to execute a better business strategy, achieve goals and drive growth.

     The Compensation Committee recognizes that SPSS is a more complex organization than the average high-tech company with company-owned offices in more than ten countries, a broad network of franchises and distributors in a multitude of countries resulting in nearly 60% of its revenues being generated outside of North America. Despite the complexity of the organization, the key objective of the compensation program is simple -- to attract and retain talented executive officers by adequately awarding the achievement of the Company's performance goals. To meet this general objective, the Compensation Committee has endorsed a compensation program which:

1. Offers a total compensation package to the Company's executive officers that is market competitive, taking into account comparable positions, duties and scope of responsibilities at various companies within the Company's "peer group."

2.    Recognizes the unique skills and experience of the senior management.

3. Motivates the Company's executive officers to achieve the Company's business objectives by providing incentive compensation awards that take into account the Company's overall performance.

4.    Provides meaningful equity-based, long-term incentives.

     At the time the executive compensation packages were established for 2007, the Compensation Committee Charter required the Compensation Committee to report its conclusions and recommendations regarding executive compensation to the Board as a whole, and for the Board to approve the final executive compensation packages. The Board approved and concurred in the Compensation Committee's conclusions and recommendations with regard to the 2007 executive compensation packages in all respects. Following the 2007 executive compensation decisions, the Compensation Committee Charter was amended to grant the Compensation Committee sole authority to approve executive compensation packages, including the compensation package to be received by the Chief Executive Officer. Pursuant to this authority, the Compensation Committee has established executive compensation packages for 2008.

     Elements

     The three main elements of the Company's executive compensation program are base salary, cash incentive awards and equity-based compensation. In addition, the Company provides the following programs for all eligible employees, including executive officers: a 401(k) plan, with a maximum $500 annual match for each participant, an employee stock purchase plan and health and welfare benefits. From time to time, special bonus awards may be made to certain of the Company's executive officers, but none of the named executive officers received a special bonus in 2007. Two of the named executive officers became executive officers in June 2007 and, therefore, received bonus compensation from the Company prior to the time that their compensation was set by the Compensation Committee.

     In designing the overall compensation package to be received by each individual executive officer, including the Chief Executive Officer, the Compensation Committee considers the extent to which each element of compensation will motivate the relevant executive officer to help achieve the Company's performance goals. The elements that the Compensation Committee believes will best motivate the executive officers comprise the greatest portion of the total compensation packages. The Compensation Committee also considers how the various compensation components compare to the elements of compensation received by executive officers at the SPSS "peer group" companies. For 2007, the Compensation Committee aimed to have the SPSS executive officers' total compensation packages (at target levels) fall within the 50th to 75th percentile of compensation packages received by executive officers at the SPSS "peer group" companies. The Compensation Committee uses the 50th percentile of the market place as the benchmark for salaries and the 75th percentile for cash incentive awards and long term incentive opportunities. As further discussed below, marketplace benchmarks are only one of a number of factors considered by the Compensation Committee in setting various aspects of executive compensation.

     Base Salary

     Base salary is intended to provide a stable, fixed level of compensation for each executive officer reflecting the scope and nature of such executive officer's job responsibilities. The Compensation Committee grants salary increases, if appropriate, after a review of individual performance and an assessment of the relative competitiveness of the current salary. In keeping with the goal of aligning the interests of the Company's executive officers and the interests of the Company's stockholders, base salary is designed to represent a relatively small portion of the total compensation that each executive officer has the potential to earn each year.

     The Compensation Committee determines base salary for the Company's executive officers (other than Mr. Noonan, the Chief Executive Officer) in consultation with Mr. Noonan based on job responsibilities, individual job performance (including the individual's actual and expected contribution to the Company's success and growth) and base salary levels of executive officers with similar responsibilities within the Company's "peer group." The Compensation Committee determines base salary for Mr. Noonan based on its evaluation of Mr. Noonan's overall contributions to the Company, his role with regard to the Company's continued growth, the Company's performance for the prior fiscal year and the base salaries of chief executive officers within the Company's "peer group."

     Incentive Awards

     Incentive awards are intended to recognize an executive officer's contributions to the Company's operating results for a particular fiscal quarter as measured against specified financial performance goals for such quarter. The portion of an incentive award to be paid to an executive officer is determined by comparing the Company's actual results to these financial performance goals. Incentive awards are measured on a quarterly basis and, if earned, paid on a quarterly basis. It is important to note that, even if the Company meets its financial performance goals for a particular quarter, the Compensation Committee, at its discretion, may decide not to pay all or part of an incentive award for the relevant quarter.

     Incentive awards are designed to have the potential to represent a significant portion of the total compensation that executive officers may earn in each year. The Compensation Committee believes that exceptional individual performance by the executive officers, including the Chief Executive Officer, is directly proportional to exceptional financial performance by the Company, and, as such, as compared to base salary, the prospect of the payment of incentive awards better aligns the interests of the Company's executive officers and the interests of the Company's stockholders.

     The Compensation Committee recommended and the Board approved a 2007 target incentive award for each executive officer, including the Chief Executive Officer. These target incentive awards were established as a dollar value. In creating these target incentive awards, the Compensation Committee considered each executive officer's base salary, the role that such executive officer plays in assisting the Company in meeting its financial performance goals and the value of incentive awards received by executive officers with similar responsibilities within the Company's "peer group."

     Actual incentive payments can exceed the target payments and did exceed the target payments in 2007. The actual incentive awards paid to each named executive officer in 2007 are set forth in the Summary Compensation Table.

     The Compensation Committee recommended, and the Board approved, a 2007 target incentive award for Mr. Noonan of $500,000, or 100% of Mr. Noonan's base salary for 2007. The Compensation Committee selected this target incentive award to ensure that at least half of Mr. Noonan's overall cash compensation was dependent on creating stockholder value through the achievement of financial performance goals.

     For the 2007 fiscal year, the performance objectives established by the Compensation Committee for the executive officers consisted of (i) quarterly revenue targets and (ii) quarterly earnings per share targets, with 30% of each executive officer's cash incentive award dependent upon achievement of the revenue targets (the "revenue component") and 70% of each executive officer's cash incentive award dependent upon achievement of the earnings per share targets (the "EPS component"). The percentage allocation between the revenue component and the EPS component was selected based on the extent to which each component could be expected to increase stockholder value for 2007. Notwithstanding the foregoing, this percentage allocation was reversed for one of the named executive officers. During the period of 2007 in which Alex Kormushoff served as the Company's Senior Vice President of Worldwide Field Operations, 70% of Mr. Kormushoff's cash incentive award was dependent upon the achievement of the revenue targets and 30% of his cash incentive award was dependent upon the achievement of the earnings per share targets. The Compensation Committee believes that it was both important and appropriate to base the receipt of a large portion of Mr. Kormushoff's incentive award on the achievement of the revenue component because, in light of his position, the extent to which revenue targets are achieved each quarter is a significant reflection of his individual performance for such quarter.

     The quarterly revenue target and the quarterly earnings per share target are defined in the 2007 incentive award plan as the applicable quarterly revenue or earnings per share target set forth in the Company's 2007 business plan and as reaffirmed and/or adjusted each quarter by the Compensation Committee. The Compensation Committee may adjust the targets and/or payment calculations, as necessary, to insure comparability or to recognize the positive or negative impact of any items deemed to be inconsistent with the originally approved plan.

     Under the 2007 incentive award plan, actual incentive awards were paid out based on the extent to which the revenue and earnings per share targets were attained. If the reported revenue for a quarter equaled the revenue target for that quarter, then each executive officer would be paid an amount equal to 100% of the revenue component of his target cash incentive award for that quarter. Similarly, if reported earnings per share for a quarter equaled the earnings per share target for that quarter, then the executive officer would be paid an amount equal to 100% of the EPS component of his target cash incentive award for that quarter. The revenue and EPS components of the target incentive awards functioned independently of each other.

     If reported revenue for a quarter exceeded the revenue target for that quarter, then the revenue component of the executive officer's cash incentive award would be paid at 100% plus an upward adjustment at a rate equal to 10% for each $100,000 over the revenue target (calculated proportionately). If reported revenue for a quarter was less than the revenue target for that quarter, then the revenue component of the executive officer's cash incentive award would be paid at 100% less a downward adjustment at a rate equal to 10% for each $100,000 below the revenue target (calculated proportionately) such that if reported revenue for a quarter is $1 million or more below the revenue target, the executive officer would receive no payment with respect to the revenue component of the incentive award.

     If reported earnings per share for a quarter exceeded the earnings per share target for that quarter, the EPS component of the executive officer's cash incentive award would be paid at 100% plus an additional payment equal to the executive officer's proportionate share of an "incentive pool." The incentive pool is equal to one-third of the amount by which reported net income exceeds the net income equivalent of the earnings per share target. Authorization of an incentive pool in any given quarter was at the discretion of the Compensation Committee. If reported earnings per share for a quarter were less than the earnings per share target for that quarter, then the EPS component of the executive officer's cash incentive would be proportionally reduced. If reported earnings per share for a quarter were $0.01 below the earnings per share target for that quarter, then the EPS component of the executive officer's cash incentive award would be reduced by half (i.e. 50%). If reported earnings per share for a quarter were $0.02 or more below the earnings per share target for that quarter, then the EPS component of the executive officer's cash incentive award would be reduced to zero, and the executive officer would receive no payment with respect to the EPS component of the cash incentive award. Incentive payments were calculated proportionally if reported earnings per share for a quarter were between $0.00 and $0.02 below the earnings per share target for that quarter.

     Set forth below are both the quarterly revenue and earnings per share targets established under the incentive award plan for 2007 and the actual revenue and earnings per share reported by the Company for each quarter of 2007. The revenue and earnings per share targets apply to all executive officers.

                                Revenue ($MM)       Earnings Per Share
                             ------------------     ------------------
                             Target      Actual     Target      Actual
                             ------      ------     ------      ------
First Quarter..............   $69.6       $70.2      $0.25       $0.39
Second Quarter.............   $70.9       $68.9      $0.25       $0.36
Third Quarter..............   $72.8       $72.3      $0.31       $0.41
Fourth Quarter.............   $77.1       $79.6      $0.44       $0.50


     The Compensation Committee has determined that the payment of incentive awards on a quarterly basis serves as an important and useful motivational tool to assist the Company in meeting its financial performance goals, thereby, increasing stockholder value. Executive officers are able to measure the Company's performance and, thus, their own performance, on a quarterly basis throughout the year. Thus, incentive awards are measured and paid on a quarterly basis.

     The Compensation Committee considers the achievement of revenue goals and goals related to earnings per share in setting its compensation policies and making compensation decisions. The Compensation Committee deems such elements to have the greatest potential to increase stockholder value. As described above, the payment of incentive awards is linked in its entirety to the results of corporate performance. In computing the incentive pool to be paid for the 2007 fiscal quarters, the Compensation Committee determined that it was appropriate to exclude from reported net income certain unexpected benefits as well as non-recurring charges. Unexpected benefits included a favorable tax settlement while non-recurring charges included expenses related to selected reorganizational changes and the rationalization of facilities net of savings realized for the period. These adjustments had the effect of decreasing the incentive pool amounts on which the payment of incentive awards were based by $82,000 in the first quarter of 2007, and these adjustments had the effect of increasing the incentive pool amounts on which the payment of incentive awards were based by $59,000, $125,000 and $293,000 for the second, third and fourth quarters of 2007, respectively. The Compensation Committee concluded that these adjustments were appropriate considering the non-operating nature of these items, the necessity of insuring comparability of actual results with the target performance measures and the expectation that these adjustments would increase profitability in future periods. These adjustments were consistent with the terms of the 2007 incentive award plan.

     The Compensation Committee may use its discretion to pay all, part of or no portion of an incentive award for the relevant period. No incentive award may be paid to executive officers without the approval of the Compensation Committee with regard to the calculations and the incentive pool to be paid for a particular quarter. During 2007, the Compensation Committee approved all payments in accordance with the terms of the 2007 incentive award plan.

     The Compensation Committee intends that incentive award payments for 2008 will be made under the Long Term Incentive Plan and will be made in compliance with Section 162(m) of the Internal Revenue Code ("Section 162(m)"), subject to approval by the Company's stockholders of the Long Term Incentive Plan set forth in Proposal No. 2 of this Proxy Statement. To ensure compliance with Section 162(m), incentive awards to be paid to executive officers in 2008 will be limited by the parameters of the Long Term Incentive Plan. As such, any incentive awards will be based on one or more of the performance criteria set forth in the Long Term Incentive Plan which is being submitted for approval by stockholders pursuant to Proposal No. 2 of this Proxy Statement. Moreover, as required for compliance with Section 162(m), the Compensation Committee will retain the authority to exclude only specific items set forth in the Long Term Incentive Plan when calculating whether performance targets have been met. The Compensation Committee will have downward (but not upward) discretion in paying performance based awards. For 2008, the cash incentive award to be paid to each executive officer will be subject to a maximum equal to four times such executive officer's annual target cash incentive award.

     Equity-Based Compensation

     Equity-based compensation is intended to further reinforce the link between the interests of the executive officers and the interests of the Company's stockholders as both benefit from increases in the value of the Company's equity. The Company's equity incentive plan allows the Compensation Committee to award restricted share units, deferred share units, stock options and a variety of other equity incentives to its directors, officers, employees and independent contractors. As further described below, the Company also maintains stock ownership guidelines to further align the interests of the executive officers with those of stockholders. During 2007, the Compensation Committee granted only restricted share units to its executive officers. No stock options were issued to executive officers in 2007. The Compensation Committee's decision to grant restricted share units was based on the Compensation Committee's analysis that public companies in general have begun to grant restricted share units instead of options in recent years and that restricted share units represent an appropriate form of incentive compensation for the Company.

     Restricted share units represent the right to receive one share of Common Stock on the date that the restricted share unit vests. The award recipient will automatically receive shares of Common Stock when the vesting schedule for the applicable restricted share unit has been satisfied. No exercise price is paid to obtain the underlying Common Stock. The restricted share units typically have been subject to proportional vesting provisions which require the recipients' continued employment by SPSS for a specified period after the date of grant in order for the recipient to be entitled to the full benefit of the restricted share unit.

     In determining the size of the equity-based award to be made to the Company's executive officers, including the Chief Executive Officer, the Compensation Committee considers the prospective value of the awards as a performance incentive, the equity awards previously awarded to and held by the relevant executive officer and the value of equity awards received by executive officers with similar responsibilities within the Company's "peer group." In addition, the Compensation Committee considers the experience and skills of the relevant executive officer, the expected impact that the relevant executive officer will have on the Company's business and the relevant executive officer's past performance.

     For Mr. Noonan, in particular, the Compensation Committee recommended, and the Board approved, a grant to Mr. Noonan of restricted share units with a dollar value of $3,000,000 on January 8, 2007, calculated by dividing such dollar value by the closing price of the Common Stock on that date and rounding up to the nearest 100 restricted share units. The closing price of the Common Stock on January 8, 2007 was $30.20 per share resulting in a grant to Mr. Noonan of 99,400 restricted share units. Mr. Noonan's 2007 restricted share units are scheduled to vest over a four-year vesting schedule under which 25% of the total restricted share units covered by the award will vest on the first anniversary of the grant date and an additional 1/16 of the total number of restricted share units originally covered by the award (rounded up to the nearest whole share) will vest on the first day following the conclusion of each calendar quarter in the second, third and fourth years following the grant date (other than the final quarter of the fourth year following the grant date) and the balance of the number of restricted share units originally covered by the award will vest on the first day following the conclusion of the final quarter of the fourth year following the grant date (the "2007 Executive Four-Year Vesting Schedule"). The 2007 Executive Four-Year Vesting Schedule was established in order to both promote executive retention and motivate executive officers to achieve long-term growth in stockholder value over the upcoming years. Also on January 8, 2007, Mr. Panza, Mr. Otterstatter and Mr. Dow each received restricted share units in the respective amounts of 41,400, 33,200 and 13,300, each subject to the 2007 Executive Four-Year Vesting Schedule. As previously disclosed, during the June 2007 management reorganization, Mr. Otterstatter resigned from his position effective as of June 8, 2007 and, on June 5, 2007, the Board appointed the following two new executive officers: Alex Kormushoff, Senior Vice President of Worldwide Field Operations and Richard M. Holada, Senior Vice President of Technology. Concurrently with this appointment, on June 5, 2007, Mr. Kormushoff and Mr. Holada each received restricted share units in the respective amounts of 23,200 and 11,600, each subject to the 2007 Executive Four-Year Vesting Schedule.

     In 2008, the Compensation Committee decided to grant restricted share units with a performance based vesting component instead of with only a time based vesting component. On January 7, 2008, the Compensation Committee approved a grant to Mr. Noonan of restricted share units with a dollar value of $3,500,000, calculated by dividing such dollar value by the closing price of the Common Stock on that date and rounding up to the nearest 100 restricted share units. The closing price of the Common Stock on January 7, 2008 was $30.97 per share resulting in a grant to Mr. Noonan of 113,100 restricted share units. Mr. Noonan's 2008 restricted share units are subject to a performance based vesting schedule designed to meet the requirements of Section 162(m) (the "2008 Executive Performance Vesting Schedule") under which the restricted share units will not begin to vest until a specified revenue performance target is achieved (with such achievement occurring, if at all, not prior to the one-year anniversary of the grant date). If the revenue performance target is achieved, the restricted share units will become subject to the following vesting schedule: (i) 25% of the total restricted share units covered by the award will vest as of the date on which the Compensation Committee certifies that the revenue performance target has been achieved (such vesting date to be referred to as the "Initial Vesting Date"), (ii) an additional 1/16 of the total number of restricted share units originally covered by the award (rounded up to the nearest whole share) will vest on the first day following the conclusion of the quarter in which the Initial Vesting Date occurs and on the first day following the conclusion of each of the ten subsequent quarters, and
(iii) the balance of the number of restricted share units originally covered by the award will vest on the first day of the quarter in which the third anniversary of the Initial Vesting Date occurs. The restricted share unit grants will be forfeited if the revenue performance target is not achieved by January 7, 2012. The 2008 Executive Performance Vesting Schedule was established in order to motivate executive officers to achieve long-term growth in stockholder value over the upcoming years. Also on January 7, 2008, Mr. Panza, Mr. Kormushoff, Mr. Holada and Mr. Dow each received restricted share units in the respective amounts of 71,100, 35,600, 22,700 and 19,400, each subject to the 2008 Executive Performance Vesting Schedule.

     The Compensation Committee has determined that the payment of equity-based compensation on an annual basis serves as an important motivational tool to assist the Company in increasing stockholder value throughout the year. The Company does not time any equity grants for executive officers or any other employees to coordinate with the release of material non-public information.

     Other Elements

     The executive officers participate or have the opportunity to participate in the same benefit programs offered to the general employee population. No additional benefits are offered to these executive officers. The Company offers all eligible employees the opportunity to participate in the Company's 401(k) plan, the opportunity to purchase Common Stock at a discount through the Company's employee stock purchase plan and a variety of health and welfare benefits. Because the Company has employees located in multiple domestic and international offices, the extent to which a particular employee may take advantage of each of these programs varies from location to location. The Company's executive officers, including the Chief Executive Officer, are all employed in the United States and, therefore, have the opportunity to participate in each of these programs to the fullest extent allowed by the law. The Company has designed each of these programs with the goal of offering its executive officers and other employees a total compensation package that is market competitive.

     401(k) Plan

     The Company offers a match of 50% of the employee's contribution up to a maximum of $500 per year for the 401(k) Program, which match is immediately vested.

     Employee Stock Purchase Plan

     The employee stock purchase plan permits participants to purchase shares of Common Stock at a 15% discount and has been designed to conform to, and is administered in accordance with, applicable tax rules.

     Health and Welfare Benefits

     The Company provides health and welfare benefits that are market competitive. With regard to medical and dental benefits, the Company subsidizes a portion of the premiums owed by the Company to its benefits providers. The balance of these premiums must be paid by the employees. However, the Company assists each employee in paying his or her portion of these premiums by allocating to each employee a sum of money that each employee can use to pay his or her own portion of the premium. The intent of these Company-allocated funds is to help the employees pay some portion of their medical and dental costs (although the employees can also use this pool to pay for other optional Company provided benefits). Remaining Company-allocated funds not used to purchase benefits are paid to employees as earnings, with applicable taxes withheld.

     The amount of money that each employee receives on an annual basis to pay his or her portion of the premiums depends on whether the employee was hired before or after January 1, 2007. Employees who were hired before January 1, 2007 receive "flex dollars" in an amount equal to (i) $2,700 plus (ii) 5% of the employee's 2006 individual salary or total compensation plan (with the Company recognizing 90% of 2006 annual bonuses and/or commissions toward benefit salary for those employees whose 2006 target bonus or target commission represented 30% or more of the employee's 2006 base salary). The Company has capped "flex dollars" at the 2006 level and, for 2007 and each year thereafter, employees hired before January 1, 2007 will continue to receive the aforementioned level "flex dollars" each year they are employed with the Company. Employees who were hired after January 1, 2007 will receive "flex dollars" in an amount of $5,000 each year. All of the Company's executive officers were hired prior to January 1, 2007. Therefore, these executive officers are likely to receive more Company-allocated funds than they would choose to spend on benefits and, therefore, are most likely to receive the balance as earnings.

     The Company also pays for both life insurance and accidental death and dismemberment insurance, each with a coverage amount equal to an employee's base salary to a maximum of $100,000. The Company pays for long term disability insurance with a maximum coverage amount of $72,000. The Company also pays short term disability insurance with a maximum coverage amount of $78,750.

Stock Ownership Guidelines

     The Compensation Committee maintains stock ownership guidelines for its executive officers and directors. The stock ownership guidelines for each of the Company's named executive officers who remain SPSS employees are:

Executive                 Ownership Guidelines(1)
---------                 -----------------------
Jack Noonan               5 times salary
Raymond H. Panza          3 times salary
Alex Kormushoff           2 times salary
Richard M. Holada         2 times salary
Douglas P. Dow            2 times salary


--------

   (1) Salary refers to the executive officer's base salary in effect at the time he first becomes subject to the stock ownership guidelines. If the executive officer subsequently receives an increase in base salary, the executive officer would have four years after each raise in base salary to achieve the applicable multiple of the raise.

     Stock ownership is deemed to include direct shares owned, restricted share units, deferred share units, shares held in 401(k) accounts and pre-tax stock option gain (that is, the number of shares that would remain if the executive officer exercised the option on a cashless basis); however, stock options and restricted share units that are performance based are not considered to be owned unless the performance vesting criteria have been achieved to the Compensation Committee's satisfaction. The initial measurement period is four years after the adoption of the executive officer's stock ownership guidelines (i.e. May 1, 2010 for Mr. Noonan, Mr. Panza and Mr. Dow, and May 1, 2011 for Mr. Kormushoff and Mr. Holada). Subsequent measurement periods are May 1st of each year. The measurement date for consideration of salary increases is the first day of May following the passing of the fourth anniversary of such increase. The price used to measure stock holdings will be the Nasdaq Stock Market "closing" price on the last trading day prior to May 1st of the relevant year. Consequences for not meeting the stock ownership requirements will be enforced at the discretion of the Compensation Committee based on the facts and circumstances. The Compensation Committee will consider the facts, including the reason for the shortfall, the individual's intentions, ability and near-term likelihood for achieving compliance and then determine what, if any, action should be taken.

Accounting and Tax Treatments of Executive Compensation

     To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax treatment to SPSS and to the executive officers of various payments and benefits. Some types of compensation payments and their deductibility depend upon the timing of an executive officer's vesting (e.g. the value of share units) or the timing of an executive officer's exercise (e.g. the spread on exercise of non-qualified stock options) of previously granted rights. Interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. For these and other reasons, SPSS will not necessarily and in all circumstances limit executive compensation to the amount which is permitted to be deductible as an expense of SPSS under Section 162(m). The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

Compensation Consultant and Survey Data

     As noted above, the Compensation Committee regularly seeks advice from nationally recognized compensation consultants to advise it with regard to its compensation analysis, to assist it with the design of the Company's compensation program and to ensure that its compensation practices compare with those of a substantial sample of companies in SPSS's industry. The compensation consultant engaged by the Compensation Committee in 2007 was the Strategic Apex Group. With the assistance of the Strategic Apex Group, the Compensation Committee used two different data sources to provide a perspective on competitive compensation packages for each executive officer position reviewed. Strategic Apex Group gathered competitive data on total compensation (salary, bonus and long term incentives) from the following survey groups: (i) a combination of several high-tech industry surveys (i.e. Radford and Culpepper) which consists of about 150 companies and (ii) the SPSS "peer group" companies, as further described below. In assessing which executive officers had similar responsibilities within these two survey groups, Strategic Apex Group based its matches on job responsibilities and scope and the comparable companies' revenue levels.

     During 2007, the Compensation Committee chose a "peer group" for its initial executive compensation assessment and then, following market activity in which a number of the "peer group" companies underwent significant structural changes, adopted a modified "peer group" list for the balance of the fiscal year. The initial 2007 SPSS "peer group" companies were intended to represent a cross-section of technology companies that had between $200 million and $600 million in revenue, with special attention given to companies in the software sector. The companies deemed to be part of the initial 2007 SPSS "peer group" for 2007 were: Ariba Inc., Borland Software Corp., Cognos Inc., Epicor Software Corp., FileNet Corp., Hyperion Solutions Corp., Internet Security Systems, Inc., Kronos Inc., Lawson Software, Inc., NAVTEQ Corp., NetIQ Corp., Progress Software Corp., RSA Security Inc., TIBCO Software Inc., Transactions Systems Architects Inc. and Vignette Corp. The Compensation Committee modified the "peer group" list in September 2007. The modified 2007 SPSS "peer group" list includes companies intended to represent a cross-section of technology companies that had between $248 million and $979 million in revenue as follows: Cognos Inc., Fair Isaac Corporation, NAVTEQ Corp., Kronos Inc., TIBCO Software Inc., Quest Software, Inc., Progress Software Corp., Lawson Software, Inc., Nuance Communications, Inc., Epicor Software, Corp., Informatica Corporation, Microstrategy Inc., Borland Software Corp., Ariba Inc., Aspen Technology Inc., Manhattan Associates Inc., i2 Technologies, Inc., JDA Software Group, Inc., MSC Software Corporation, Verint Systems Inc. and Macrovision Corporation.

     Following this competitive analysis, the Compensation Committee believes that it has established total compensation packages for its executive officers that compare with industry standards.

Contractual Arrangements

     In December 2007, the Company entered into amended and restated employment agreements with Jack Noonan, the Company's Chief Executive Officer and President, and Raymond H. Panza, the Company's Chief Financial Officer. The terms of these employment agreements include severance provisions as well as provisions related to payments to be made to Mr. Noonan and Mr. Panza for events related to a change of control of the

Company. These employment agreements are described under the sections titled "Summary Compensation Table" and "Potential Payments Upon Termination or Change of Control," below. In December 2007, the Company also entered into amended and restated change of control agreements with Alex Kormushoff, Richard M. Holada and Douglas P. Dow (as well as certain other Company officers). These change of control agreements are described under the section titled "Potential Payments Upon Termination or Change of Control" below.

     The Compensation Committee believes that it is appropriate for the Company to have an employment agreement with the Company's Chief Executive Officer and the Company's Chief Financial Officer to retain highly competent management on a long-term basis. The Compensation Committee believes that these employment agreements serve the interest of the Company and its stockholders by ensuring that (i) senior management drives Company growth without concern over potential termination, (ii) if a change of control is under consideration, senior management will pursue the transaction in the best interest of the stockholders without being unduly influenced by personal considerations, such as the fear of the economic consequences of termination and (iii) the Company is protected from certain business risks such as threats from competitors and the loss of confidentiality and trade secrets. Prior to a change of control, the employment agreements protect Mr. Noonan and Mr. Panza from being terminated without cause or from loss of pay or benefits if they terminate their employment for good reason. Following a change of control, the employment agreements offer similar protections. The change of control provisions for equity awards are based on a single trigger which means that Mr. Noonan's and Mr. Panza's outstanding equity will become immediately vested upon a change of control (regardless of whether or not they are terminated). The change of control provisions for severance payments are based on a double trigger which means that severance payments are made only upon both a change of control and either termination without cause or for good reason (including a "walk away" right for any reason in the 13th month following a change of control). The Compensation Committee believes that the single trigger for equity acceleration appropriately preserves the value of Mr. Noonan's and Mr. Panza's equity awards, and the double trigger for cash severance appropriately protects the executive officers' employment security without unduly burdening stockholder value. The Compensation Committee believes that the 13th month "walk away" right is appropriate to motivate Mr. Noonan and Mr. Panza to assist with transition issues without focusing on personal considerations. Mr. Noonan's employment agreement provides for a larger payout than Mr. Panza's employment agreement if Mr. Noonan is terminated in connection with a change of control in recognition of both his position as chief executive and his long time service with the Company.

     The Compensation Committee believes that it is appropriate for the Company to have a change of control agreement with Mr. Kormushoff, Mr. Holada, Mr. Dow and certain other Company officers to provide for continuity of management in the event of a change of control. The change of control agreements have no effect unless and until a change of control occurs. The change of control provisions for equity awards are based on a single trigger which means that each officer's outstanding equity will become immediately vested upon a change of control (regardless of whether or not they are terminated). The change of control provisions for severance payments are based on a double trigger which means that severance payments are made only upon both a change of control and either termination without cause or a constructive termination. The Compensation Committee believes that the single trigger for equity acceleration appropriately preserves the value of the officers' equity awards, and the double trigger for cash severance appropriately protects the officers' employment security without unduly burdening stockholder value.

     When negotiating both the employment agreements and the change of control agreements, the Compensation Committee consulted the Strategic Apex Group to compare these arrangements with similar arrangements maintained by the Company's "peer group" and the general marketplace. The Compensation Committee structured the agreements to coincide with market practice based on findings that, overall,
(i) chief executive officers tend to receive two to three times base salary and bonus following a change of control while other officers tend to receive one to two times base salary and bonus following a change of control, (ii) double triggers are the most prevalent practice for the receipt of severance upon a change of control, (iii) it is common for the vesting of equity awards to be accelerated upon a change of control, (iv) the majority practice in the marketplace is to provide reimbursement for excise taxes imposed by Section 280G of the Internal Revenue Code in connection with a change of control and (v) a majority of companies provide continued benefits coverage.

SUMMARY COMPENSATION TABLE

     The following table shows the total compensation paid to or earned by our Chief Executive Officer, our Chief Financial Officer and the three other highest paid executive officers of SPSS, other than the Chief Executive Officer and Chief Financial Officer, serving on December 31, 2007, for services rendered to SPSS during the years detailed below. This table also shows the total compensation paid to or earned by one former executive officer for whom disclosure would have been required but for the fact that he was not serving as an executive officer at the end of 2007.

                                                                                  NON-EQUITY
                                                           STOCK      OPTION    INCENTIVE PLAN     ALL OTHER
NAME AND PRINCIPAL                  SALARY     BONUS      AWARDS      AWARDS     COMPENSATION    COMPENSATION      TOTAL
POSITION(1)                 YEAR      ($)       ($)       ($)(2)      ($)(2)          ($)           ($)(3)          ($)
------------------          ----   --------   -------   ----------   --------   --------------   ------------   ----------
Jack Noonan...............  2007   $500,000        --   $1,438,753   $329,350     $1,638,222       $ 37,719     $3,944,044
  Chairman of the Board,    2006   $450,000        --   $  500,548   $419,721     $1,207,853       $ 37,881     $2,616,003
  Chief Executive Officer
  and President

Raymond H. Panza..........  2007   $420,000        --   $  787,649   $343,400     $  851,876       $ 26,299     $2,429,224
  Executive Vice
  President,                2006   $400,000        --   $  334,084   $343,400     $  671,030       $ 26,461     $1,774,975
  Corporate Operations,
  Chief Financial Officer
  and Secretary

Alex Kormushoff...........  2007   $255,125   $31,293   $  224,323         --     $  432,629       $ 20,869     $  964,239
  Senior Vice President of
  Worldwide Field
  Operations

Richard M. Holada.........  2007   $250,000   $31,645   $  151,202         --     $  356,736       $ 22,769     $  812,352
  Senior Vice President of
  Technology

Douglas P. Dow............  2007   $220,000        --   $  242,905   $106,305     $  262,116       $ 15,444     $  846,770
  Senior Vice President of  2006   $200,000        --   $  100,572   $143,488     $  201,308       $ 15,606     $  660,975
  Corporate Development

Jonathan P. Otterstatter..  2007   $150,137        --   $  306,188   $ 92,031     $  233,534       $429,153     $1,211,043
  Executive Vice President  2006   $325,000        --   $  334,084   $239,841     $  671,030       $ 24,681     $1,594,636
  and Chief Technology
  Officer


--------

   (1) Alex Kormushoff was appointed to his executive officer position as Senior Vice President of Worldwide Field Operations, and Richard M. Holada was appointed to his executive officer position as Senior Vice President of Technology, both effective as of June 5, 2007. Jonathan P. Otterstatter resigned from his position as the Company's Executive Vice President and Chief Technology Officer effective as of June 8, 2007.

   (2) The value of these awards represents amounts recognized for financial statement reporting purposes for the relevant fiscal year in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123R. For a discussion of the assumptions made in calculating the valuation of options for the years ended December 31, 2005, 2006 and 2007, please refer to Note 15 of the Company's financial statements included in its Annual Report on Form 10-K for fiscal year 2007. The assumptions made in calculating the valuation of options for the years ended December 31, 2002, 2003 and 2004 were expected volatility, expected dividend yield, expected risk-free interest rate, expected term of options, maximum contractual term and weighted average grant date fair value of options granted. The amounts set forth under the column titled "Stock Awards" relate to grants of restricted share units made in both 2007 (which awards are further described in the "Grants of Plan-Based Awards" table below) and in prior years. The amounts set forth under the column titled "Option Awards" relate to stock option grants made in years prior to 2006.

   (3) Other Compensation Includes:

                                   Company      Company-Allocated Funds for    Insurance Premiums Paid    Separation
Name                      Year   401K Match   Health and Welfare Benefits(a)      by the Company(b)      Benefits(c)
----                      ----   ----------   ------------------------------   -----------------------   -----------
Jack Noonan.............  2007      $500                  $36,900                        $319                    --
                          2006      $500                  $36,900                        $481                    --
Raymond H. Panza........  2007      $500                  $25,480                        $319                    --
                          2006      $500                  $25,480                        $481                    --
Alex Kormushoff.........  2007      $500                  $20,050                        $319                    --
Richard M. Holada.......  2007      $500                  $21,950                        $319                    --
Douglas P. Dow..........  2007      $500                  $14,625                        $319                    --
                          2006      $500                  $14,625                        $481                    --
Jonathan P.
  Otterstatter..........  2007        --                  $10,863                        $160              $418,131
                          2006      $500                  $23,700                        $481                    --


--------

   (a) Consists of an amount equal to $2,700 plus 5% of the individual's 2006 salary or total compensation plan (with SPSS recognizing 90% of 2006 annual bonuses and/or commissions toward benefit salary for those employees whose 2006 target bonus or target commission represented 30% or more of the employee's 2006 base salary).

   (b) The amounts reflected as "Insurance Premiums Paid by the Company" for 2007 include accidental death and dismemberment insurance and long term disability insurance. The amounts reflected as "Insurance Premiums Paid by the Company" for 2006 include accidental death and dismemberment insurance, short term disability insurance and long term disability insurance. For both 2007 and 2006, these amounts exclude health benefits and life insurance premiums that apply equally to both executive officers and non-executive officer employees.

   (c) Separation benefits for Mr. Otterstatter include (i) the following amounts paid pursuant to his Employment Separation Agreement and Release: severance in the amount of $340,000, accrued vacation pay in the amount of $11,073 and Company-paid premiums for continued COBRA coverage in the amount of $7,058; and (ii) $60,000 paid in connection with his Consulting Agreement. Pursuant to his Employment Separation Agreement and Release, Mr. Otterstatter also received the benefit of the acceleration of 15,655 unvested restricted share units (while he forfeited the balance of the unvested restricted share units that had previously been granted to him). The amount recognized for financial statement reporting purposes in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123R with regard to the acceleration of the 15,655 restricted share units was $97,374. This amount is not included under "Separation Benefits," but instead is included in the total value of the stock awards received by Mr. Otterstatter in 2007.

     Employment Agreement with Jack Noonan. SPSS amended and restated its employment agreement with Jack Noonan, the Company's Chief Executive Officer and President, on December 17, 2007. This employment agreement provides the terms of Mr. Noonan's employment with SPSS in these capacities. Unless otherwise terminated, the employment agreement automatically will renew on a yearly basis. The employment agreement provides Mr. Noonan with an initial base salary of $500,000 and an initial annual incentive target of no less than $500,000 (provided that the actual payout of this incentive payment will depend upon SPSS company performance measured against defined metrics). The employment agreement provides for participation in the equity incentive program available to other executive officers of SPSS (subject to the approval of the Compensation Committee). Mr. Noonan is also entitled to reimbursement for all reasonable and necessary business expenses, five weeks paid vacation per year, ten days of sick leave per year and participation in the SPSS employee benefit plans on the same terms as other executive officers of SPSS. This employment agreement provides for potential payments upon termination or change of control. These potential payments are described further under the section titled "Potential Payments Upon Termination or Change of Control," below.

     Employment Agreement with Raymond H. Panza. SPSS amended and restated its employment agreement with Raymond H. Panza, the Company's Executive Vice President, Corporate Operations, Chief Financial Officer and Secretary, on December 17, 2007. This employment agreement provides the terms of Mr. Panza's employment with SPSS in these capacities. Unless otherwise terminated, the employment agreement automatically will renew on a yearly basis. The employment agreement provides Mr. Panza with an initial base salary of $420,000 and an initial annual incentive target of no less than the greater of $260,000 or 40% of his annual base salary (provided that the actual payout of this incentive payment will depend upon SPSS company performance measured against defined metrics). The employment agreement provides for participation in the equity incentive program available to other executive officers of SPSS (subject to the approval of the Compensation Committee). Mr. Panza is also entitled to reimbursement for all reasonable and necessary business expenses, five weeks paid vacation per year, ten days of sick leave per year and participation in the SPSS employee benefit plans on the same terms as other executive officers of SPSS. This employment agreement provides for potential payments upon termination or change of control. These potential payments are described further under the section titled "Potential Payments Upon Termination or Change of Control" below.

     Agreements with Jonathan P. Otterstatter. When Jonathan P. Otterstatter resigned from his position as the Company's Executive Vice President and Chief Technology Officer effective as of June 8, 2007, SPSS entered into the following two agreements with Mr. Otterstatter: (i) an Employment Separation Agreement and Release, dated as of June 4, 2007 (the "Separation Agreement"), and (ii) a Consulting Agreement, dated as of June 8, 2007 (the "Consulting Agreement"). Under the terms of the Separation Agreement, Mr. Otterstatter received his regular base salary through June 8, 2007, accrued vacation pay and reimbursement of expenses. In addition, Mr. Otterstatter received (a) a lump sum severance payment of $340,000, (b) immediate accelerated vesting of 15,655 of the unvested restricted share units granted to Mr. Otterstatter on April 27, 2006 and (c) 12 months of Company-paid premiums for continued COBRA coverage (medical and dental). Under the terms of the Consulting Agreement, Mr. Otterstatter assisted in the process of transitioning management and partner responsibilities to the appropriate individuals at SPSS and performed other reasonable tasks requested by the Chief Executive Officer. In exchange for these services, Mr. Otterstatter received $30,000 per month for the term of the Consulting Agreement. The term of work under the Consulting Agreement was two months.

GRANTS OF PLAN-BASED AWARDS

                                              ESTIMATED FUTURE PAYOUTS UNDER             ALL OTHER STOCK
                                             NON-EQUITY INCENTIVE PLAN AWARDS           AWARDS: NUMBER OF   GRANT DATE FAIR
                            GRANT     ----------------------------------------------   SHARES OF STOCK OR    VALUE OF STOCK
NAME                        DATE      THRESHOLD ($)(1)   TARGET ($)(2)   MAXIMUM ($)        UNITS (#)          AWARDS(4)
----                     ----------   ----------------   -------------   -----------   ------------------   ---------------
Jack Noonan............  01/08/2007          --             $500,000          (3)            99,400            $3,001,880
Raymond H. Panza.......  01/08/2007          --             $260,000          (3)            41,400            $1,250,280
Alex Kormushoff........  06/05/2007          --             $260,000          (3)            23,200            $1,002,704
Richard M. Holada......  06/05/2007          --             $150,000          (3)            11,600            $  501,352
Douglas P. Dow.........  01/08/2007          --             $ 80,000          (3)            13,300            $  401,660
Jonathan Otterstatter..  01/08/2007          --             $260,000          (3)            33,200            $1,002,640


--------

   (1) There are no threshold amounts with respect to non-equity incentive plan awards.

   (2) These amounts represent the annual target incentive award for each named executive officer, one quarter of which relates to each of the Company's 2007 fiscal quarters. The target amounts and performance criteria for the awards are described further under the subsection titled "Incentive Awards" in the "Compensation Discussion and Analysis" above. Amounts actually paid with respect to these awards are set forth in the "Summary Compensation Table," above, under the column titled "Non-Equity Incentive Plan Compensation."

   (3) The Compensation Committee did not consider a maximum award payout for the executive officers for the first and second quarters of 2007. However, for the third and fourth quarters of 2007, the Compensation Committee intended to limit each executive officer's actual cash incentive award payment to four (4) times his target cash incentive award for the relevant quarter. Because there was no maximum award payout established for the first and second quarters, it is not possible to disclose a maximum annual payout. For the third and fourth quarters of 2007, no actual cash incentive award surpassed the proposed maximum payout.

   (4) The grant date fair value of these awards has been computed in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123R. For a discussion of the assumptions made in calculating these valuations, please refer to Note 15 of the Company's financial statements included in its Annual Report on Form 10-K for fiscal year 2007.

     The equity awards made to each of Mr. Noonan, Mr. Panza, Mr. Dow and Mr. Otterstatter on January 8, 2007 and the equity awards made to each of Mr. Kormushoff and Mr. Holada on June 5, 2007 were in the form of grants of restricted share units. Each restricted share unit represents the right to receive one share of Common Stock upon vesting. Each of these awards were granted with a four-year vesting schedule pursuant to which 25% of the total restricted share units covered by the award will vest on the first anniversary of the grant date. Thereafter, an additional 1/16 of the total number of restricted share units originally covered by the award (rounded up to the nearest whole share) will vest on the first day following the conclusion of each calendar quarter in the second, third and fourth years following the grant date (other than the final quarter of the fourth year following the grant date) and the balance of the number of restricted share units originally covered by the award will vest on the first day following the conclusion of the final quarter of the fourth year following the grant date, assuming that the executive officer is still employed with the Company on the relevant vesting date. Until the award vests, the executive officers will not have any rights with regard to dividends paid on Common Stock. In the event of a change of control of the Company, any restricted share unit subject to the award that has not been forfeited prior to the effective date of the change of control and that remains unvested as of the effective date of the change of control will be deemed to be fully vested upon the effective date of the change of control and will become the right to receive the cash, securities or other property that the Common Stock was converted into or exchanged for in connection with such change of control.

     As described more fully under the section titled "Potential Payments Upon Termination or Change of Control," below, with regard to the restricted share units granted to Mr. Noonan and Mr. Panza on January 8, 2007, in the event that either Mr. Noonan or Mr. Panza is terminated without good cause or leaves the Company for good reason, any restricted share unit that remains unvested on the termination date will be deemed to have vested immediately upon the termination date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                                                     OPTION AWARDS                                         STOCK AWARDS
                         --------------------------------------------------------------------   ---------------------------------
                         NUMBER OF SECURITIES   NUMBER OF SECURITIES                               NUMBER OF      MARKET VALUE OF
                              UNDERLYING             UNDERLYING                                 SHARES OR UNITS   SHARES OR UNITS
                          UNEXERCISED OPTIONS    UNEXERCISED OPTIONS     OPTION      OPTION      OF STOCK THAT     OF STOCK THAT
                                  (#)                    (#)            EXERCISE   EXPIRATION       HAVE NOT          HAVE NOT
NAME                          EXERCISABLE           UNEXERCISABLE      PRICE ($)     DATE(8)       VESTED (#)      VESTED ($)(14)
----                     --------------------   --------------------   ---------   ----------   ---------------   ---------------
Jack Noonan............          50,000(2)                 --           $ 20.50    01/04/2009        43,300(9)       $1,554,903
                                 50,000(2)                 --           $ 25.25    01/03/2010        94,400(10)      $3,389,904
                                 49,075(2)                 --           $20.625    01/02/2011
                                    925(2)                 --           $ 21.59(7) 01/02/2011
                                 50,000(2)                 --           $22.375    03/01/2011
                                 70,000(3)                 --           $ 19.09    01/02/2012
                                 33,649(3)                 --           $14.599    01/01/2013
                                 36,351(3)                 --           $14.759(7) 01/01/2013
                                  3,144(4)                 --           $ 18.29    08/17/2013
                                 67,120(3)              2,880           $ 21.10    02/01/2014
                                 52,529(3)             17,471           $ 15.98    12/20/2014
Raymond H. Panza.......         125,280(5)             24,720           $ 13.82    10/27/2014        28,900(9)       $1,037,799
                                 11,256(3)              3,744           $ 15.98    12/20/2014        41,400(10)      $1,486,674
                                 18,790(2)              6,210           $ 15.98    12/20/2014
Alex Kormushoff........              --                    --                --            --         1,000(11)      $   35,910
                                                                                                     23,200(12)      $  833,112
Richard M. Holada......              --                    --                --            --         6,666(13)      $  239,376
                                                                                                     11,600(12)      $  416,556
Douglas P. Dow.........           6,000(6)                 --           $ 14.43    12/17/2012         8,700(9)       $  312,417
                                 25,000(6)                 --           $ 17.25    12/16/2013        13,300(10)      $  477,603
                                 16,700(6)              8,300           $ 16.64    04/18/2015
Jonathan
  Otterstatter(1)......              --                    --                --            --            --                  --


--------

    (1) Jonathan P. Otterstatter resigned from his position as the Company's Executive Vice President and Chief Technology Officer effective as of June 8, 2007. Mr. Otterstatter had no outstanding equity awards at fiscal year-end.

    (2) This option was granted with a seven-year cliff vesting provision, subject to acceleration if the Board determines that certain performance criteria were achieved. The Board determined that the performance criteria were achieved and, therefore, vesting was accelerated pursuant to the following schedule: 25% of the shares covered by the option become exercisable on the first anniversary of the grant date, an additional 2.09% of the number of shares originally covered by the option become exercisable on the first day following the conclusion of each month in the second, third and fourth years following the grant date (other than the final month of the fourth year following the grant date) and an additional 1.85% of the number of shares originally covered by the option become exercisable on the first day following the conclusion of the final month of the fourth year following the grant date.

    (3) This option has a four-year vesting schedule pursuant to which 2.09% of the shares covered by the option become exercisable on the first day after the conclusion of the first month following the grant date and an additional 2.09% of the shares originally covered by the option become exercisable on the first day following the conclusion of each month thereafter.

    (4) These options vested immediately upon the date of grant.

    (5) This option is subject to a following vesting schedule: 25% of the total option became exercisable on August 16, 2005, an additional 2.09% of the number of shares originally covered by the option will become exercisable on the first day following the conclusion of each month in the first, second and third years following August 16, 2005 (other than the final month of the third year following the grant date) and an additional 1.85% of the number of shares originally covered by the option will become exercisable at the conclusion of the final month of the third year following August 16, 2005.

    (6) This option has a four-year vesting schedule pursuant to which 25% of the shares covered by the option become exercisable on the first anniversary of the grant date, an additional 2.09% of the number of shares originally covered by the option become exercisable on the first day following the conclusion of each month in the second, third and fourth years following the grant date (other than the final month of the fourth year following the grant date) and an additional 1.85% of the number of shares originally covered by the option become exercisable on the first day following the conclusion of the final month of the fourth year following the grant date.

    (7) These options were subject to a re-pricing performed on December 28, 2006 pursuant to which the Board increased the exercise price of certain stock options held by certain directors and executive officers of the Company as recommended by the Compensation Committee. This re-pricing was performed so that a 20% excise tax imposed by Section 409A of the Internal Revenue Code ("Section 409A") would not be applicable to the income realized by such directors and executive officers upon the exercise of the re-priced options. The re-pricing was completed following the Company's previously disclosed review of its stock option granting practices. In each case, the exercise price per share of the relevant option was increased by $0.965 or less.

    (8) Each of the options listed expires on the ten year anniversary, or one day prior to the ten year anniversary, of the date on which it was granted.

    (9) The restricted share units held by Mr. Noonan, Mr. Panza and Mr. Dow were granted on April 27, 2006 with a two-year cliff vesting provision pursuant to which the total award will vest on April 27, 2008. With regard solely to Mr. Noonan and Mr. Panza, in the event that either Mr. Noonan or Mr. Panza is terminated without good cause or leaves the Company for good reason, any restricted share unit that remains unvested on the termination date will be deemed to have vested immediately upon the termination date.

   (10) The restricted share units held by Mr. Noonan, Mr. Panza and Mr. Dow were granted on January 8, 2007 with a four-year vesting schedule pursuant to which 25% of the total restricted share units covered by the award will vest on the first anniversary of the grant date. Thereafter, an additional 1/16 of the total number of restricted share units originally covered by the award (rounded up to the nearest whole share) will vest on the first day following the conclusion of each calendar quarter in the second, third and fourth years following the grant date (other than the final quarter of the fourth year following the grant date) and the balance of the number of restricted share units originally covered by the award will vest on the first day following the conclusion of the final quarter of the fourth year following the grant date. With regard solely to Mr. Noonan and Mr. Panza, in the event that either Mr. Noonan or Mr. Panza is terminated without good cause or leaves the Company for good reason, any restricted share unit that remains unvested on the termination date will be deemed to have vested immediately upon the termination date.

   (11) The restricted share units held by Mr. Kormushoff were granted on October 25, 2006. 50% of the total restricted share units covered by the award vested on October 25, 2007 and the remaining 50% will vest on October 25, 2008.

   (12) The restricted share units held by Mr. Kormushoff and Mr. Holada were granted on June 5, 2007 with a four-year vesting schedule pursuant to which 25% of the total restricted share units covered by the award will vest on the first anniversary of the grant date. Thereafter, an additional 1/16 of the total number of restricted share units originally covered by the award (rounded up to the nearest whole share) will vest on the first day following the conclusion of each calendar quarter in the second, third and fourth years following the grant date (other than the final quarter of the fourth year following the grant date) and the balance of the number of restricted share units originally covered by the award will vest on the first day following the conclusion of the final quarter of the fourth year following the grant date.

   (13) The restricted share units held by Mr. Holada were granted on October 25, 2006. One third of the total restricted share units covered by the award vested on November 13, 2007, one third of the total restricted share units covered by the award will vest on November 13, 2008 and the remaining one third of the total restricted share units covered by the award will vest on November 13, 2009.

   (14) These amounts have been determined by multiplying the closing price of the Common Stock on the Nasdaq Stock Market on December 31, 2007 by the number of restricted share units held by the relevant executive officer.

OPTION EXERCISES AND STOCK VESTED

                                             OPTION AWARDS                         STOCK AWARDS
                                   ---------------------------------   ------------------------------------
                                   NUMBER OF SHARES   VALUE REALIZED     NUMBER OF SHARES    VALUE REALIZED
                                      ACQUIRED ON       ON EXERCISE    ACQUIRED ON VESTING     ON VESTING
NAME                                 EXERCISE (#)         ($)(1)               (#)               ($)(2)
----                               ----------------   --------------   -------------------   --------------
Jack Noonan......................        50,000         $1,053,350                --                  --
Raymond H. Panza.................            --                 --                --                  --
Alex Kormushoff..................            --                 --             3,500            $131,760
Richard M. Holada................            --                 --             3,334            $121,424
Douglas P. Dow...................        10,000         $  292,000                --                  --
Jonathan Otterstatter............       228,920         $5,473,881            15,655            $640,133


--------

   (1) These amounts have been determined by multiplying the aggregate number of stock options exercised by each executive officer during 2007 by the difference between the market price of the Common Stock at exercise and the exercise price of the stock option.

   (2) These amounts have been determined by multiplying the aggregate number of restricted share units that vested with regard to each executive officer during 2007 by the market price of the Common Stock on the vesting date.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Messrs. Noonan and Panza

     Termination Provisions

     The employment agreements between the Company and each of Messrs. Noonan and Panza provide that if SPSS terminates either executive officer's employment without good cause, or either executive officer terminates his employment for good reason prior to a change of control, then the executive officer will receive (i) full salary and benefits during any required notice period (generally no more than 60 days), (ii) all earned but unpaid base salary, any other earned but unpaid compensation and any earned but unpaid incentive cash award (an "earned" incentive cash award means the incentive cash award that would have been awarded to the executive officer for the full fiscal quarter ending immediately prior to the termination date had the executive officer's date of termination not occurred prior to the date on which incentive cash awards were awarded to other executive officers for that fiscal quarter), (iii) accrued vacation pay, (iv) reimbursement of expenses, (v) a lump sum payment (the "Lump Sum Cash Payment") equal to (a) 18 months of base salary plus (b) six quarters of a quarterly cash incentive payment (with one quarterly cash incentive payment being equal to the average of the actual incentive cash payments received by the executive officer for the trailing eight quarters),
(vi) continued health benefits for a period of 48 months following his employment (with the first 24 months being at the Company's cost on a non-taxable basis and the second 24 months at the executive officer's full cost determined by applicable COBRA premiums) (or the functional equivalent of such benefits if the Company is unable to provide the benefits), (vii) immediate accelerated vesting with regard to all yet unvested equity awards and, to the extent applicable, the exercise of such equity awards in full by means of a cashless exercise, (viii) executive level professional outplacement services for up to 12 months, (ix) continuation of professional dues and subscriptions for 18 months (to the extent paid by SPSS prior to termination), (x) continued use of a Company mobile telephone, Company telephone number and voice mail, Company e-mail and personal Company electronic equipment for 90 days and (xi) acceptable employment references from SPSS.

     For purposes of these employment agreements, "good cause" means the executive officer's (i) willful and continued failure to substantially perform his duties for the Company which is not cured within a 30 day period following notice from the Company to the executive officer, (ii) willful engagement in conduct which is demonstrably and materially injurious to the Company or its reputation, monetarily or otherwise,

(iii) engagement in fraud, theft or embezzlement, (iv) conviction of, or entry of a plea of nolo contendre to, a felony or (v) illegal use of a controlled substance. For purposes of these employment agreements, "good reason" means (a) a material diminishment of the executive officer's job assignment, duties, responsibilities or reporting relationships, (b) a material reduction in the executive officer's base compensation or annual incentive cash target, (c) a material breach of the terms of the agreement by SPSS and (d) a change in principal assigned employment location by more than 50 miles.

     Estimated payments and benefits under Mr. Noonan's and Mr. Panza's employment agreements are shown in the table below, assuming termination had occurred on December 31, 2007 without good cause or for good reason and assuming compliance with requisite notice provisions:

                               Severance Benefits

                                                       Health and
                                 Cash Payments(1)   Welfare Benefits   Outplacement Services   Other Benefits(2)
                                 ----------------   ----------------   ---------------------   -----------------
Jack Noonan....................     $2,689,738           $19,360              $22,000                $3,524
Raymond H. Panza...............     $1,689,065           $25,539              $22,000                $5,068


--------

   (1) Calculated based on (a) base salary in effect on December 31, 2007 for 18 months, (b) an incentive award equal to the product of six (6) multiplied by the average of the actual incentive cash payments received for the trailing eight fiscal quarters, (c) an assumption that no earned salary or bonus remains unpaid as of the termination date and (d) accrued vacation pay in the amount of $38,462 for Mr. Noonan and $40,385 for Mr. Panza. (Accrued vacation pay is also payable in the event of death or disability of the executive officer).

   (2) Includes (a) professional dues and subscriptions for 18 months and (b) the continued use of Company provided cell phone, office phone and voicemail, Company e-mail and personal Company electronic equipment for 90 days.

     In addition to the payments and benefits described in the previous table, assuming each executive officer's employment was terminated on December 31, 2007 either by the Company without good cause or by the executive officer for good reason, all of the executive officer's stock options and restricted share units not vested as of that date would vest immediately. The total number of unvested stock options and restricted share units and their values as of December 31, 2007 is shown below:

                            Value of Unvested Equity

                              Number of Unvested        Value as of         Number of          Value as of
                                 Stock Options     December 31, 2007(1)   Unvested RSUs   December 31, 2007(2)
                              ------------------   --------------------   -------------   --------------------
Jack Noonan.................        20,351               $390,850            142,700(3)        $5,124,357
Raymond H. Panza............        34,674               $744,448             70,300(3)        $2,524,473


--------

   (1) The amounts have been determined by multiplying the aggregate number of stock options by the difference between $35.91, the closing price of the Common Stock on the Nasdaq Stock Market on December 31, 2007, and the exercise price of the stock options.

   (2) Based on the closing price of the Common Stock on the Nasdaq Stock Market on December 31, 2007.

   (3) Unvested RSUs vest immediately in the event of death or disability of the executive officer, as set forth in the applicable restricted share unit agreement.

     Change of Control Provisions

     If a change of control of SPSS occurs and, within two years thereafter, the executive officer's employment is terminated by the Company without good cause or by the executive officer for good reason, the employment agreements provide that each of Mr. Noonan and Mr. Panza will be entitled to receive the payments and other benefits described above that he would receive if his employment was terminated without good cause or for good reason prior to a change of control. Notwithstanding the foregoing, if employment terminates under circumstances described in the preceding sentence, then instead of the Lump Sum Cash Payment, Mr. Noonan will be entitled to a change of control lump sum cash payment equal to (i) 30 months of base salary plus (ii) ten quarters of a quarterly cash incentive payment (with one quarterly cash incentive payment being equal to the average of the actual incentive cash payments received by Mr. Noonan for the trailing eight quarters), and Mr. Panza will be entitled to a change of control lump sum cash payment equal to (a) 24 months of base salary plus (b) eight quarters of a quarterly cash incentive payment (with one quarterly cash incentive payment being equal to the average of the actual incentive cash payments received by Mr. Panza for the trailing eight quarters). Assuming termination occurred on December 31, 2007, following a change of control and either without good cause or for good reason, Mr. Noonan and Mr. Panza would receive the benefits set forth in the table titled "Severance Benefits," above, with the following modifications to the "Cash Payments" column:

                                                            Cash Payments
                                                            -------------
Jack Noonan...............................................    $4,457,255(1)
Raymond H. Panza..........................................    $2,238,626(2)


--------

   (1) Calculated based on (a) base salary in effect on December 31, 2007 for 30 months, (b) an incentive award equal to the product of ten (10) multiplied by the average of the actual incentive cash payments received for the trailing eight fiscal quarters, (c) an assumption that no earned salary or bonus remains unpaid as of the termination date and (d) accrued vacation pay in the amount of $38,462.

   (2) Calculated based on (a) base salary in effect on December 31, 2007 for 24 months, (b) an incentive award equal to the product of eight (8) multiplied by the average of the actual incentive cash payments received for the trailing eight fiscal quarters, (c) an assumption that no earned salary or bonus remains unpaid as of the termination date and (d) accrued vacation pay in the amount of $40,385.

     Notwithstanding the foregoing, each executive officer has the right to terminate employment for any reason (or for no reason) within the thirty (30) day period following the first anniversary of a change of control and, in connection with this termination, receive the same severance payments and other benefits describe above that he would receive if his employment was terminated without good cause or for good reason within two years following a change of control.

     Further, upon a change of control (regardless of whether the executive officer's employment terminates in connection with such change of control), all of the executive officer's unvested equity awards will immediately vest and, if applicable, all of the executive officer's outstanding equity awards will be deemed to be exercised in full by means of a cashless exercise. In addition, to the extent applicable, all of the executive officer's outstanding equity awards will then be exchanged for a proportionate share of any consideration to be paid to the shareholders generally in connection with the change of control. Assuming that a change of control occurred on December 31, 2007 and that the consideration paid for each share of Common Stock in connection with the change of control equaled the closing price of the Common Stock on the last business day of 2007, then the executive officers would be entitled to receive, in exchange for their then outstanding equity awards, the following cash payments, or equivalently valued consideration, as the case may be:

             Value of All Outstanding Equity Upon Change of Control

Jack Noonan...............................................  $13,018,516
Raymond H. Panza..........................................  $ 6,635,173


     Finally, the employment agreements provide that, if any payment or benefit to which the executive officer is entitled from SPSS or its affiliates constitutes a "parachute payment" under the Internal Revenue Code rules and if, as a result thereof, the executive officer is subject to an excise tax under
Section 4999 of the Internal Revenue Code, the executive officer will receive a tax gross-up for the excise tax under Section 4999 and any additional excise, income or other taxes relating to the tax gross-up payment.

                              Value of Tax Gross-Up

Jack Noonan................................................  $1,946,663(1)
Raymond H. Panza...........................................  $  991,664(1)


--------

   (1) These valuations were calculated without attributing any value to the executive officers' post-termination confidentiality, non-solicitation and non-competition obligations, described below. Actual calculations may attribute a value to such obligations.

A change of control means any of the following:

        (i) the accumulation, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) of thirty-three percent (33%) or more of the then outstanding Common Stock;

       (ii) a merger or consolidation of SPSS in which SPSS does not survive as an independent public company;

      (iii)  a sale of all or substantially all of the assets of SPSS;

       (iv)  a triggering event under the Company's shareholder rights plan;

        (v)  a liquidation or dissolution of SPSS; or

       (vi) a change in the composition of the Board not previously endorsed by the existing Board or the directors' endorsed successors, as a result of which fewer than a majority of the directors are incumbent directors;

provided, however, that the following acquisitions do not constitute a change of control for the purposes of the agreements: (a) any acquisitions of Common Stock or securities convertible into Common Stock directly from SPSS, or (b) any acquisition of Common Stock or securities convertible into Common Stock by any employee benefit plan (or related trust) sponsored or maintained by SPSS.

     Mr. Noonan and Mr. Panza have agreed to preserve as confidential all of the SPSS confidential property and to abstain from competing with SPSS, soliciting customers and/or clients of SPSS (except in connection with their employment for SPSS) and soliciting SPSS employees during their employment and for a period of 18 months after their respective employment ceases (12 months if the termination occurs within 12 months following a change of control). Notwithstanding the foregoing, if, after termination, the executive officer accepts employment with a business entity that has its principal place of business and headquarters in Europe and the executive officer's principal place of work for such entity will be within Europe, the noncompetition and nonsolicitation covenants as applied with respect to Europe will be limited to six months.

Other Named Executive Officers

     Messrs. Kormushoff, Holada and Dow are parties to change of control agreements with SPSS that entitle them to certain payments and benefits following a change of control of SPSS. These agreements define a change of control in the same manner as the employment agreements of Messrs. Noonan and Panza described above.

     If, within 24 months following a change of control, SPSS (or the surviving entity) terminates the executive officer's employment without good cause or a constructive termination of the executive officer occurs, the executive officer will be entitled to receive (i) a cash payment equal to the greater of (a) the executive officer's base salary for the year preceding the change of control or
(b) the executive officer's base salary for the then-current fiscal year and
(ii) four quarters of a quarterly cash incentive payment (with one quarterly cash incentive payment being equal to the average of the actual incentive cash payments received by the executive officer for the trailing eight quarters). In addition, the executive officer will be entitled to receive, for a period of 18 months, at SPSS's (or the surviving entity's) cost, the same health and welfare benefits that he was receiving at the time of his termination. The executive officer will also be entitled to executive level professional outplacement services for up to 12 months.

     The term "good cause" has the same meaning under the change of control agreements as it does under the employment agreements of Messrs. Noonan and Panza described above. The term "constructive termination" means with respect to the employee (i) a material reduction in base compensation or annual incentive cash target during a twelve month period within the two years following a change of control, (ii) any action by SPSS (or the surviving entity) that results in a material diminishment of job assignment, duties, responsibilities or reporting relationships and (iii) a change in principal assigned employment location by more than 50 miles.

     Assuming termination occurred on December 31, 2007, following a change of control and either without good cause or in a constructive termination, Messrs. Kormushoff, Holada and Dow would have been entitled to receive the following cash payments and benefits:

                                                                      Health and      Outplacement
                                                Cash Payments(1)   Welfare Benefits     Services
                                                ----------------   ----------------   ------------
Alex Kormushoff...............................      $615,258            $22,465          $22,000
Richard M. Holada.............................      $663,472            $22,465          $22,000
Douglas P. Dow................................      $428,771            $ 6,708          $22,000


--------

   (1) Calculated based on (a) base salary in effect on December 31, 2007 for 12 months and (b) an incentive award equal to the product of four (4) multiplied by the average of the actual incentive cash payments received for the trailing eight fiscal quarters.

     Upon the occurrence of a change of control, the outstanding equity awards of these executive officers would be treated in the same fashion as described above under the description of the employment agreements of Messrs. Noonan and Panza.

                              Number of Unvested        Value as of         Number of          Value as of
                                 Stock Options     December 31, 2007(1)   Unvested RSUs   December 31, 2007(2)
                              ------------------   --------------------   -------------   --------------------
Alex Kormushoff.............            --                     --            24,200(3)          $869,022
Richard M. Holada...........            --                     --            18,266(3)          $655,932
Douglas P. Dow..............         8,300               $159,941            22,000(3)          $790,020


--------

   (1) The amounts have been determined by multiplying the aggregate number of stock options by the difference between $35.91, the closing price of the Common Stock on the Nasdaq Stock Market on December 31, 2007, and the exercise price of the stock options.

   (2) Based on the closing price of the Common Stock on the Nasdaq Stock Market on December 31, 2007.

   (3) Unvested RSUs vest immediately in the event of death or disability of the executive officer, as set forth in the applicable restricted share unit agreement.

     Assuming that a change of control occurred on December 31, 2007 and that the consideration paid for each share of Common Stock in connection with the change of control equaled the closing price of the Common Stock on the last business day of 2007, then the executive officers would be entitled to receive, in exchange for their then outstanding equity awards, the following cash payments, or equivalently valued consideration, as the case may be:

Alex Kormushoff............................................  $  869,022
Richard M. Holada..........................................  $  655,932
Douglas P. Dow.............................................  $1,867,150


     As described in section titled "Agreements with Jonathan P. Otterstatter," above, Mr. Otterstatter resigned from his position as the Company's Executive Vice President and Chief Technology Officer effective as of June 8, 2007, and he received severance awards in connection with his resignation. Pursuant to the agreements described above, the value received by Mr. Otterstatter in connection with his separation is as follows:

Award                                                           Value
-----                                                         --------
Cash Severance Payment......................................  $340,000
Accelerated Vesting of 15,655 Restricted Share Units........  $ 97,374
12 Months of Company-paid premiums for continued COBRA
  coverage (medical and dental).............................  $ 14,116
Value of Accrued Vacation...................................  $ 11,073
Payment for Two Months of Consulting Services...............  $ 60,000
                                                              --------
TOTAL.......................................................  $522,563

2007 DIRECTOR COMPENSATION

NAME(1)                    FEES EARNED OR PAID IN CASH ($)  STOCK AWARDS ($)(5)(6)  OPTION AWARDS ($)(5)(6)  TOTAL ($)
-------                    -------------------------------  ----------------------  -----------------------  ---------
William B. Binch.........              $ 60,000                     $17,507                 $ 87,850          $165,357

Michael D. Blair.........              $ 65,000                     $17,507                 $ 87,850          $170,357

Kenneth H. Holec(2)......              $ 10,000                     $     0                 $      0          $ 10,000

Michael E. Lavin.........              $ 50,000                     $17,507                 $117,108          $184,615

Merritt Lutz.............              $ 45,000                     $17,507                 $ 87,850          $150,357

Patricia B. Morrison(3)..              $  1,549                     $     0                 $      0          $  1,549

Norman H. Nie(4).........              $110,000                     $17,507                 $ 87,850          $215,357

Charles R. Whitchurch....              $ 70,000                     $17,507                 $ 87,850          $175,357


--------

   (1) Jack Noonan serves as the Company's Chairman of the Board, Chief Executive Officer and President. Mr. Noonan is compensated for his role as the Chief Executive Officer and President of SPSS, and receives no additional compensation for his services as a director of SPSS or as Chairman of the Board. As such, Mr. Noonan's compensation for fiscal year 2007 is fully reflected in the Summary Compensation Table, above.

   (2) Mr. Holec received no equity awards from the Company during fiscal year 2007 because his term as a director of SPSS ended on April 26, 2007.

   (3) Ms. Morrison was appointed to the Board on December 13, 2007.

   (4) Dr. Nie resigned as Chairman of the Board and as a member of the Board on January 3, 2008.

   (5) The value of these awards represents amounts recognized for financial statement reporting purposes for 2007 in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123R. For a discussion of the assumptions made in calculating these valuations, please refer to Note 15 of the Company's financial statements included in its Annual Report on Form 10-K for fiscal year 2007. The amounts set forth under the column titled "Stock Awards" relate to deferred share unit grants made in 2007. The amounts set forth under the column titled "Option Awards" relate to stock option grants made in 2007 as well as stock option grants made in years prior to 2007.

     Set forth below is the grant date fair value of each stock option award made to non-employee directors in 2007 and each deferred share unit award made to non-employee directors in 2007. The grant date fair value of these awards has been computed in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123R. For a discussion of the assumptions made in calculating these valuations, please refer to Note 15 of the Company's financial statements included in its Annual Report on Form 10-K for fiscal year 2007.

                                                       Grant Date Fair                              Grant Date
                                 Grant     Number of        Value           Grant     Number of     Fair Value
Name                             Date        Shares    of Option Award      Date        Shares    of Stock Award
----                          ----------   ---------   ---------------   ----------   ---------   --------------
William B. Binch............  05/01/2007      5,000        $ 87,850      05/01/2007      816          $30,012

Michael D. Blair............  05/01/2007      5,000        $ 87,850      05/01/2007      816          $30,012

Michael E. Lavin............  05/01/2007      5,000        $ 87,850      05/01/2007      816          $30,012

Merritt Lutz................  05/01/2007      5,000        $ 87,850      05/01/2007      816          $30,012

Patricia B. Morrison........  12/13/2007     10,000        $175,700      12/13/2007      822          $30,019

Norman H. Nie...............  05/01/2007      5,000        $ 87,850      05/01/2007      816          $30,012

Charles R. Whitchurch.......  05/01/2007      5,000        $ 87,850      05/01/2007      816          $30,012

   (6) Each non-employee director serving as a member of the Board on December 31, 2007 had the following equity awards outstanding at fiscal year end:

                                            Aggregate Number of           Aggregate Number of
                                       Option Awards Outstanding at   Stock Awards Outstanding at
                                               December 31,                   December 31,
Name                                               2007                           2007
----                                   ----------------------------   ---------------------------
William B. Binch.....................             30,000                         1,710
Michael D. Blair.....................             40,000                         1,710
Michael E. Lavin.....................             20,000                         1,710
Merritt Lutz.........................             25,000                         1,710
Patricia B. Morrison.................             10,000                           822
Norman H. Nie........................             15,000                         1,710
Charles R. Whitchurch................             30,000                         1,710


     The non-employee directors serving on the Board are entitled to receive cash compensation pursuant to the Company's standard Board compensation arrangements set forth below.

     - During 2007, the Chairman of the Board was a non-employee director entitled to receive $80,000 annually for services rendered in this capacity. All non-employee directors serving on the Board are each entitled to receive $30,000 annually for their Board service. During fiscal year 2007, Norman Nie received an aggregate of $110,000 for both his service as Chairman of the Board and his service as a member of the Board. William Binch, Michael Blair, Michael E. Lavin, Merritt Lutz and Charles R. Whitchurch each received $30,000 for Board service during fiscal year 2007. Kenneth Holec's term as a member of the Board expired on April 26, 2007 and, therefore, Mr. Holec received $10,000 for his Board service during fiscal year 2007. Patricia B. Morrison's term as a member of the Board commenced on December 13, 2007 and, therefore, Ms. Morrison received $1,549 for her Board service during fiscal year 2007.

     - The Board's Lead Director is entitled to receive $20,000 annually for services rendered in this capacity. During fiscal year 2007, Mr. Binch received $20,000 for his service as Lead Director.

     - The Chairman of the Audit Committee is entitled to receive $40,000 annually for services rendered in this capacity, and the additional members of the Audit Committee are each entitled to receive $20,000 annually for their service as Audit Committee members. During fiscal year 2007, Mr. Whitchurch received $40,000 for his service as the Chairman of the Audit Committee. Mr. Blair and Mr. Lavin each received $20,000 for their service as members of the Audit Committee during fiscal year 2007.

     - The Chairman of the Compensation Committee is entitled to receive $10,000 annually for services rendered in this capacity, and the additional members of the Compensation Committee are each entitled to receive $5,000 annually for their service as Compensation Committee members. During fiscal year 2007, Mr. Blair received $10,000 for his service as the Chairman of the Compensation Committee. Mr. Binch and Mr. Lutz each received $5,000 for their service as members of the Compensation Committee during fiscal year 2007.

     - The Chairman of the Nominating and Corporate Governance Committee is entitled to receive $10,000 for services rendered in this capacity, and the additional members of the Nominating and Corporate Governance Committee are each entitled to receive $5,000 annually for their service as Nominating and Corporate Governance Committee members. During fiscal year 2007, Mr. Lutz received $10,000 for service as the Chairman of the Nominating and Corporate Governance Committee. Mr. Binch and Mr. Blair each received $5,000 for their service as members of the Nominating and Corporate Governance Committee during fiscal year 2007.

     In addition to the cash compensation set forth above, each non-employee director is entitled to receive the following formula grants under the Company's Second Amended and Restated 2002 Equity Incentive Plan:

     - Non-employee directors are entitled to receive an option to purchase 10,000 shares of Common Stock upon their initial election or appointment to the Board, which option vests ratably over a three-year period. Further, each non-employee director is entitled to receive an option to purchase 5,000 shares of Common

       Stock on the first business day of the first month following each year's annual meeting of stockholders held for the purpose of electing directors, which option vests in full upon the date of grant. Options issued pursuant to both of these formula grants have a term of ten years and an exercise price equal to the closing price of Common Stock on the date of grant.

       During fiscal year 2007, Patricia B. Morrison received an option to purchase 10,000 shares of Common Stock upon her initial appointment to the Board on December 13, 2007, which option had an exercise price of $36.52 (the closing price of the Common Stock on December 13, 2007). This option vests ratably over a three-year period and will expire on December 12, 2017. Each other non-employee director received an option to purchase 5,000 shares of Common Stock on May 1, 2007 with an exercise price of $36.78 (the closing price of the Common Stock on May 1, 2007). These options vested in full on the date of grant and will expire on April 30, 2017.

     - Non-employee directors are entitled to receive a deferred share unit award on the initial date that such non-employee director is first elected or appointed as a new director of SPSS. Further, each non-employee director is entitled to receive a deferred share unit award on the first business day of the first month following each year's annual meeting of stockholders held for the purpose of electing directors. The number of deferred share units awarded in connection with both of these formula grants is generally determined by dividing $30,000 by the fair market value of a single share of Common Stock as of the award date and rounding up to the nearest whole number. These deferred share units vest on the earlier of the one year anniversary of the date of grant or the date on which the non-employee director's directorship terminates other than for cause. One half of a non-employee director's deferred share units will be paid on the date on which the non-employee director separates from service with SPSS, and the remaining half will be paid on the date which is six months after the date on which the non-employee director separates from service with the Company. If a non-employee director is dismissed from the Board for cause or engages in any activity within the six months following separation from service with SPSS that otherwise would have resulted in dismissal from the Board for cause, then the non-employee director will immediately forfeit his or her outstanding and unpaid deferred share units.

       During fiscal year 2007, Patricia B. Morrison received a grant of 822 deferred share units on December 13, 2007. This figure was calculated by dividing $30,000 by $36.52 (the closing price of the Common Stock on December 13, 2007) and rounding up to the nearest whole number. The market value of these deferred share units as of December 31, 2007 was $35.91 per unit. Each other non-employee director received a grant of 816 deferred share units on May 1, 2007. This figure was calculated by dividing $30,000 by $36.78 (the closing price of the Common Stock on May 1, 2007) and rounding up to the nearest whole number. The market value of these deferred share units as of December 31, 2007 was $35.91 per unit.

     The non-employee directors are subject to stock ownership guidelines. The stock ownership guidelines applicable to the non-employee directors are similar to the guidelines described in the Compensation Discussion and Analysis with regard to the Company's executive officers. Each non-employee director has four years to achieve stock ownership equal to five (5) times the annual fixed retainer earned by each non-employee director for his or her Board service. For purposes of these guidelines, the term "retainer" refers to the fixed amount of compensation that each non-employee director receives for his or her service on an annual basis ($30,000 cash plus $30,000 cash value of the annual deferred share unit grants, excluding committee fees and the value of annual option awards). The section of the "Compensation Discussion and Analysis" titled "Stock Ownership Guidelines" further describes the terms of these guidelines.

     Each director is also reimbursed by SPSS for all reasonable expenses incurred in connection with services provided as a director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Board has implemented procedures for the review, approval or ratification of all related party transactions. These procedures are administered by the Audit Committee and are included in the Audit Committee Charter. A complete copy of the Audit Committee Charter, as amended, is posted on the Company's website at http://www.spss.com. The Company will furnish a copy of the Audit Committee

Charter to any person, without charge, upon written request directed to the Secretary of the Company at the Company's principal executive offices. Pursuant to these procedures, the Audit Committee reviews and approves both related party transactions required to be disclosed in our proxy statement and potential conflicts of interest situations between Board members or management, on the one hand, and the Company, on the other hand. To this end, the Audit Committee may require management to provide the Audit Committee with information regarding any proposed transaction that would either qualify as a related party transaction and/or may present a conflict of interest question. The information may include
(i) the nature and the amount of the proposed transaction, (ii) the name of the third party that will be a party to the proposed transaction and (iii) the name of the individual or entity that has an interest in the proposed transaction, the nature of such interest and the amount of such interest. The Audit Committee reviews each of these proposed transactions and decides whether to approve such transactions. The Committee will approve only those transactions which it determines are not contrary to the best interests of the Company.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Director Independence

                                                                                         MEMBER OF THE
                                                                     MEMBER OF THE      NOMINATING AND
                                 MEMBER OF THE      MEMBER OF THE     COMPENSATION   CORPORATE GOVERNANCE      INDEPENDENCE
NAME                          BOARD OF DIRECTORS   AUDIT COMMITTEE     COMMITTEE           COMMITTEE             STATUS(1)
----                          ------------------   ---------------   -------------   --------------------   ------------------
William B. Binch...........    X - Lead Director                           X                   X              Independent(2)
Michael D. Blair...........            X                              X - Chairman             X                Independent
Kenneth H. Holec...........            *                                                                      Independent(3)
Michael E. Lavin...........            X                  X                                                     Independent
Merritt Lutz...............            X                                   X             X - Chairman           Independent
Patricia B. Morrison.......            X                  X                                                   Independent(4)
Norman H. Nie..............            *                                                                    Not Independent(5)
Jack Noonan................            X                                                                    Not Independent(6)
Charles R. Whitchurch......            X             X - Chairman                                               Independent


--------

    * Each of Mr. Holec and Dr. Nie served as a director during part or all of 2007, but are no longer members of the Board.

   (1) Each year, the Board reviews the relationships that each member of the Board has with SPSS. A Board member qualifies as an "independent director" if (a) the Board member does not maintain any of the specified relationships that prevent independence under the Nasdaq Stock Market listing standards and (b) the Board determines that such Board member has no relationship which would otherwise interfere with the exercise of independent judgment in carrying out the responsibilities of a director. A Board member qualifies as an independent committee member if (a) the Board member does not maintain any of the specified relationships that prevent independence under the Nasdaq Stock Market listing standards for such committee and (b) the Board determines that such committee member has no relationship which would otherwise interfere with the exercise of independent judgment in carrying out the responsibilities of a member of such committee. The Board concluded that none of the directors who are identified above as "independent" possess the specified relationships that prevent independence under the Nasdaq Stock Market listing standards and none of these directors has any other relationship that the Board believes would interfere with the exercise of independent judgment in carrying out his responsibilities as a member of the Board or a committee, as applicable. In making this determination, in addition to the specific transactions detailed below, the Board considered ordinary course business engagements in amounts that did not exceed $200,000 in any of the past three fiscal years between SPSS and companies with which each of Mr. Binch, Mr. Lavin, Mr. Lutz and Ms. Morrison are affiliated, but not as executive officers.

   (2) In determining whether Mr. Binch meets the applicable independence standards, the Board considered that Mr. Binch is a director of Saama Technologies, Inc., to which SPSS paid over $200,000 for services in 2007, and over $500,000 for services in each of 2006 and 2005.

   (3) Mr. Holec's term as a director ended on April 26, 2007. In determining whether Mr. Holec met the applicable independence standards, the Board considered Mr. Holec's prior directorship with Stellent Inc., to which SPSS paid over $200,000 for services in 2004.

   (4) In determining whether Ms. Morrison meets the applicable independence standards, the Board considered that Ms. Morrison is the Chief Information Officer of Motorola, Inc., and that Motorola has paid SPSS between $19,000 and $61,000 in each of the past three years for transactions in the ordinary course of business.

   (5) Dr. Nie resigned as Chairman of the Board and as a member of the Board on January 3, 2008. Dr. Nie had not been considered to be an independent director.

   (6) Mr. Noonan is not an independent director because he is employed as the Chief Executive Officer and President of SPSS.

Meetings

     The Board held ten meetings during 2007 including both regular and special meetings. During 2007 no director attended fewer than 75% of the aggregate of all Board meetings, and all meetings of the Board committees of which he or she was a member, held while serving as a director.

     The Board maintains a policy that all directors are strongly encouraged to attend each of the Company's Annual Meetings of Stockholders. In 2007, five of the seven members of the Board attended the Annual Meeting of Stockholders.

     In accordance with the rules established by the Nasdaq Stock Market, SPSS maintains a policy that regularly scheduled executive sessions of independent Board members should be held at every regular meeting of the Board. Pursuant to this policy, the independent Board members attend multiple executive sessions throughout the year at which only the independent Board members are present. These executive sessions are led by the Board's Lead Director, William Binch. As Lead Director, Mr. Binch's duties include serving as the chairman of executive sessions of independent Board members, consulting with the Chairman of the Board in planning Board meetings, serving as a conduit between the independent Board members and SPSS management when the Board is not in session, receiving communications directed to the independent Board members and such other duties as the Board may delegate from time to time.

Board Committees

     The Board maintains three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each committee operated pursuant to a written charter which was amended during fiscal year 2007. A complete copy of each of the Audit Committee Charter, as amended, the Compensation Committee Charter, as amended, and the Nominating and Corporate Governance Committee Charter, as amended, is posted on the Company's website at http://www.spss.com. The Company will furnish a copy of each charter to any person, without charge, upon written request directed to the Secretary of the Company at the Company's principal executive offices.

     Audit Committee. The members of the Audit Committee are Charles R. Whitchurch, Michael E. Lavin and Patricia B. Morrison. For the full 2007 fiscal year, Michael Blair served as a member of the Audit Committee, but effective January 1, 2008, Ms. Morrison was appointed to serve on the Audit Committee in place of Mr. Blair. Mr. Whitchurch serves as the Chairman of the Audit Committee. The Board has determined that each of Mr. Whitchurch, Mr. Lavin and Ms. Morrison has sufficient knowledge and literacy in financial and accounting matters to serve on the Audit Committee. The Board has also determined that each of Mr. Whitchurch and Mr. Lavin qualifies as an "audit committee financial expert." The Board has determined that Mr. Whitchurch, Mr. Lavin and Ms. Morrison satisfy the definition of independence under both the Nasdaq Stock Market listing standards and the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder.

     The Audit Committee met five times during the fiscal year ended December 31, 2007. These meeting included regular Audit Committee meetings and special Audit Committee meetings. The purpose of the Audit Committee is to oversee the accounting and financial reporting process of SPSS and the Company's financial audits. The Audit

Committee Charter specifies that the functions of the Audit Committee include
(i) considering the effectiveness and integrity of the Company's internal controls over financial reporting, (ii) reviewing the effectiveness of the Company's internal audit function, (iii) reviewing the Company's process for managing business and financial risk and the monitoring of compliance with laws,
(iv) the appointment, replacement, compensation, direction and oversight of the Company's independent auditors, (v) approving services provided by the Company's independent auditors before those services are rendered and evaluating the possible effect the performance of such services will have on the auditors' independence, (vi) reviewing the Company's financial disclosure documents with management, the internal auditors and the independent auditors prior to public release, (vii) reviewing any significant accounting and reporting issues, (viii) reporting regularly to the Board with regard to matters relating to the Company's financial statements, compliance issues, performance of the independent auditors and performance of the internal audit function, (ix) establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (x) reviewing and approving related party transactions and conflict of interest questions.

  Report of the SPSS Audit Committee

     The Audit Committee is responsible for overseeing and monitoring management's implementation of the Company's accounting and financial reporting process and financial audits. In discharging its oversight role, the Audit Committee reviewed the audited consolidated financial statements of SPSS as of and for the year ended December 31, 2007. Management of SPSS is responsible for the Company's consolidated financial statements and reporting process, including the system of internal controls. Grant Thornton LLP, the Company's registered independent public accounting firm, is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

     The Audit Committee also met and held discussions with management, the Company's internal auditors and Grant Thornton. The Audit Committee reviewed and discussed the Company's consolidated financial statements with management and Grant Thornton, and management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with United States generally accepted accounting principles. The Audit Committee met privately with Grant Thornton, and discussed issues deemed significant by the auditor, including those required by the Statement on Auditing Standards No. 61. In addition, the Audit Committee received from Grant Thornton the written disclosures and the letter required by the Independence Standards Board Standard No. 1 and the Audit Committee has discussed with Grant Thornton its independence from SPSS and its management.

     Based on the Audit Committee's discussions with management, the Company's internal auditors and Grant Thornton, and the Audit Committee's review of management's representations and Grant Thornton's disclosures made to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission. The Audit Committee has also selected Grant Thornton as the Company's independent auditors for fiscal year 2008.

                                        BY THE AUDIT COMMITTEE

                                        Charles R. Whitchurch
                                        Michael E. Lavin
                                        Patricia B. Morrison

     Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are Merritt Lutz, William Binch and Michael Blair. Mr. Lutz serves as the Chairman of the Nominating and Corporate Governance Committee. Mr. Lutz, Mr. Binch and Mr. Blair qualify as independent under the Nasdaq Stock Market listing standards.

     The Nominating and Corporate Governance Committee was referred to solely as the Nominating Committee until April 26, 2007, on which date the Board expanded the role of the Nominating Committee to include the corporate governance responsibilities discussed below. The Nominating and Corporate Governance Committee met four times during the fiscal year ended December 31, 2007. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Nominating and Corporate Governance Committee and ratified by the Board. This charter specifies that the functions of the Nominating and Corporate Governance Committee include: (i) establishing criteria for selecting new Board members, determining potential members' qualifications and experience and recommending nominees to the Board for selection, (ii) reviewing the qualifications, participation and contribution of incumbent Board members and making recommendations to the Board regarding re-election, (iii) establishing criteria for selecting members of the Board committees and recommending slates of directors to be elected as members of each Board committee, (iv) developing and recommending to the Board for approval a set of corporate governance principles for the Company and regularly reviewing these principles, (v) reviewing and administering the Company's policy regarding directorships with outside companies and (vi) developing and recommending to the Board for approval an annual self-evaluation process of the Board and each of its committees and regularly overseeing this process.

     In carrying out its responsibilities regarding director nominations, the Nominating and Corporate Governance Committee will consider candidates suggested by SPSS stockholders. Suggestions for candidates must be made by writing to the Nominating and Corporate Governance Committee, care of the Secretary of the Company at the Company's principal executive offices. Nominations must be submitted in a manner consistent with the Company's By-laws. The Company will furnish a copy of the By-laws to any person, without charge, upon written request directed to the Secretary of the Company at the Company's principal executive offices. Each candidate suggestion made by an SPSS stockholder must include the following:

     - the candidate's name, contact information, detailed biographical material, qualifications and an explanation of the reasons why the stockholder believes that this candidate is qualified for service on the Board;

     - all information relating to the candidate that is required to be disclosed in solicitations of proxies for elections of directors in an election contest, or as otherwise required, under the securities laws;

     - a written consent of the candidate to being named in a Company proxy statement as a nominee and to serving as a director if elected; and

     - a description of any arrangements or undertakings between the stockholder and the candidate regarding the nomination.

     The Nominating and Corporate Governance Committee will evaluate all stockholder-recommended candidates on the same basis as any other candidate.

     Each Board nominee must, at a minimum, meet the criteria that the Nominating and Corporate Governance Committee believes must be met by all members of the Board. Members of the Board must:

     - have strength of character, high professional and personal ethics and values consistent with the longstanding values of the Company;

     - have business or other experience that will increase the overall effectiveness of the Board and allow insight based on experience;

     - be committed to enhancing stockholder value; and

     - have sufficient time to carry out the director's duties.

     In evaluating candidates for membership on the Board, the Nominating and Corporate Governance Committee considers each of the above factors. In addition, the Nominating and Corporate Governance Committee takes into account judgment, independence, financial literacy and the extent to which a particular candidate would fill a present need on the Board. The Nominating and Corporate Governance Committee also reviews and determines whether existing members of the Board should be nominated for re-election based on the performance of the member and the needs of the Board.

     William Binch and Charles R. Whitchurch constitute the members of the class of directors whose terms expire at the Annual Meeting. The Nominating and Corporate Governance Committee nominated Mr. Binch and Mr. Whitchurch for re-election to the Board at the Annual Meeting. The full Board ratified the nomination of Mr. Binch and Mr. Whitchurch.

     The Nominating and Corporate Governance Committee's process for identifying and evaluating Board nominees includes a regular review of the size and composition of the full Board. In the event that vacancies on the Board are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may be suggested to the Nominating and Corporate Governance Committee through current members of the Board, management, stockholders and other appropriate sources. As necessary and appropriate, the Company may retain the services of an executive search firm to assist in the identification of future director candidates. The Nominating and Corporate Governance Committee evaluates all of these candidates using the qualifications and standards discussed above. The Nominating and Corporate Governance Committee evaluates candidates at regular or special meetings called at any point during the year.

     Compensation Committee. The members of the Compensation Committee are Michael Blair, William Binch and Merritt Lutz. Mr. Blair serves as the Chairman of the Compensation Committee. Each of Mr. Blair, Mr. Binch and Mr. Lutz qualifies as independent under the Nasdaq Stock Market listing standards.

     The Compensation Committee met 13 times during the fiscal year ended December 31, 2007. The Compensation Committee operates under a written charter adopted by the Compensation Committee and ratified by the Board. This charter specifies that the functions of the Compensation Committee include (i) assisting the Board in identifying and evaluating potential candidates for executive positions, (ii) reviewing director compensation and recommending changes, as appropriate, (iii) evaluating the Chief Executive Officer's performance and establishing a compensation package for the Chief Executive Officer based on such performance, (iv) establishing executive compensation packages for the Company's other executive officers, (v) reviewing and administering the Company's equity incentive plans and stock purchase program and (vi) overseeing the preparation of annual disclosures with regard to the Company's compensation policies.

     The primary role of the Compensation Committee is to administer the Company's compensation program. The design, objectives and elements of the executive compensation program are described in detail in the "Compensation Discussion and Analysis" above. Under the terms of its charter, the Compensation Committee has the power and authority to evaluate and establish a compensation structure for the Company's Chief Executive Officer and other executive officers, and to recommend to the full Board a compensation structure for the Company's directors.

     The Compensation Committee generally makes its compensation decisions in the first quarter of each fiscal year. However, as discussed in the "Compensation Discussion and Analysis" above, the Company's executive compensation structure is designed to motivate executive officers to continuously improve the overall performance and profitability of SPSS. Therefore, the Compensation Committee must evaluate the achievement of established performance goals throughout the entire year or, at least, on a quarterly basis. As such, the administration of the compensation program is a year-round process.

     Prior to making any executive compensation decisions, the Compensation Committee considers (i) compensation recommendations made by management, (ii) compensation recommendations made by compensation consultants and (iii) its own evaluation of key compensation elements.

     The Role of Management

     Mr. Noonan, the Company's Chief Executive Officer, provides the Compensation Committee with an evaluation of the performance of the Company's executive officers other than himself. Mr. Noonan then makes recommendations to the Compensation Committee with regard to compensation packages to be received by these executive officers. The other executive officers do not participate in making specific compensation recommendations, but they do assist the Compensation Committee in designing the business goals on which financial performance measures are based.

     The Role of Committee Advisors

     The Compensation Committee Charter affords the Compensation Committee the sole discretion and authority to engage any consultants or advisors it deems appropriate. SPSS pays any fees incurred with regard to the engagement of such advisors. Throughout 2007, the Compensation Committee engaged Strategic Apex Group, a nationally recognized compensation consultant, to advise it with regard to its compensation analysis. Strategic Apex Group was deemed to be independent and performed no other work for the Company. Strategic Apex Group was asked to make compensation recommendations with regard to the Company's Chief Executive Officer and other executive officers based on the compensation levels and compensation arrangements of individuals holding similar positions at the SPSS "peer group" companies. The Compensation Committee authorized Strategic Apex Group to work directly with certain non-executive officers of the Company to gather information necessary to make these recommendations. Strategic Apex Group reported its findings directly to the Compensation Committee.

     The Committee's Evaluation

     The Compensation Committee meets in multiple executive sessions each year to consider compensation recommendations, review reports provided to it by its compensation consultant and assess management's performance. With this collection of information, the Compensation Committee establishes an executive compensation structure for the relevant fiscal year and other executive compensation policies.

     Compensation Committee Interlocks and Insider Participation. Michael Blair, William Binch and Merritt Lutz were directors and members of the Compensation Committee during fiscal year 2007. The Compensation Committee members have no interlocking relationships, as defined by the Securities and Exchange Commission. None of the members of the Compensation Committee has ever been an officer or employee of SPSS or any of its subsidiaries.

     Compensation Committee Report

     The Compensation Committee has reviewed and has met with management to discuss the Compensation Discussion and Analysis that appears in this Proxy Statement. Based on both the Compensation Committee's review of and the Compensation Committee's discussions with management regarding the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for fiscal year 2007 and the Company's Proxy Statement for its 2008 Annual Meeting of Stockholders.

                                        BY THE COMPENSATION COMMITTEE

                                        Michael Blair
                                        William Binch
                                        Merritt Lutz

Stockholder Communications with the Board

     The Board has implemented a process pursuant to which SPSS stockholders may send communications to the Board. This policy, titled "Communications with the Board of Directors," was unanimously approved by the Company's independent directors. A copy of this policy is posted on the Company's website at http://www.spss.com.

     Pursuant to this policy, SPSS stockholders may, at any time, direct communications to the Board through the Audit Committee. The contact information for each Audit Committee member is listed in the policy. A stockholder communication may be submitted on an anonymous basis. After a stockholder communication is submitted to the Audit Committee, the Audit Committee will respond in the following manner. Within five business days following the receipt of a stockholder communication, the Audit Committee will hold a meeting via telephone to initiate a preliminary evaluation of the stockholder communication and may consult, as appropriate, with any advisors to the Audit Committee. If no further investigation or discussion is required, the Audit Committee will (i) report the contents of the stockholder communication and the Audit Committee's response to the entire Board at the next regularly scheduled Board meeting and
(ii) respond to the stockholder communication in writing, if the stockholder communication requests a written response and provides a clear and accurate mailing address to which such response should be directed. If the Audit Committee determines that the stockholder communication warrants further investigation, the Audit Committee will (a) proceed with a further investigation of the matters raised by the stockholder communication, (b) maintain an official record of each investigation, (c) upon completion of the investigation, inform the Board (through written correspondence or at a meeting of the Board) of its conclusion and recommended course of action and (d) follow the procedures set forth in the SPSS Code of Business Conduct and Ethics in taking any necessary remedial action.

     Additionally, interested persons may communicate, on an anonymous and confidential basis, with the independent Board members by contacting the Board's Lead Director. The Lead Director's contact information is listed in the policy. Finally, at each Annual Meeting of Stockholders, SPSS stockholders will have the opportunity to direct questions to the Board.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows the number and percentage of shares of Common Stock beneficially owned by each person known by SPSS to own beneficially more than 5% of the outstanding shares of Common Stock. Unless otherwise indicated in a footnote, each person possesses sole voting and investment power with respect to the shares indicated as beneficially owned.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                                                          SHARES BENEFICIALLY
                                                                 OWNED
                                                          -------------------
NAME                                                        NUMBER    PERCENT
----                                                      ---------   -------
T. Rowe Price Associates, Inc.(1)(8)....................  2,035,925    11.43%
Barclays Global Investors, NA.(2)(8)....................  1,227,460     6.89%
AXA Financial, Inc.(3)(8)...............................  1,068,854     6.00%
State Street Bank and Trust Company(4)(8)...............  1,044,747     5.87%
Brown Capital Management, Inc.(5)(8)....................  1,028,500     5.78%
Ellington Management Group, L.L.C.(6)(8)................  1,001,200     5.62%
Daruma Asset Management, Inc.(7)(8).....................    900,450     5.06%


--------

   (1) These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The information regarding these securities was taken from the
       Schedule 13G/A dated February 14, 2008 and filed with the Securities and Exchange Commission by T. Rowe Price Associates, Inc. on February 12, 2008.

   (2) Barclays Global Investors, NA. is the beneficial owner of 1,227,460 shares of Common Stock and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934. This information was taken from the
       Schedule 13G dated January 10, 2008 and filed with the Securities and Exchange Commission by Barclays Global Investors, NA. on February 6, 2008.

   (3) This information is based on a Schedule 13G dated February 14, 2008 and filed with the Securities and Exchange Commission on February 14, 2008 by AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle and AXA Courtage Assurance Mutelle (collectively, "AXA Mutuelles"), AXA ("AXA"), which is controlled by AXA Mutuelles, and AXA Financial, Inc., which is owned by AXA. The Schedule 13G reports that AXA Financial, Inc., AXA and AXA Mutuelles, together with other related AXA entities, beneficially own an aggregate of 1,068,854 shares of Common Stock.

   (4) State Street Bank and Trust Company is the beneficial owner of 1,044,747 shares of Common Stock and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934. This information was taken from the
       Schedule 13G dated February 12, 2008 and filed with the Securities and Exchange Commission by State Street Bank and Trust Company on February 12, 2008.

   (5) Brown Capital Management, Inc. is the beneficial owner of 1,028,500 shares of Common Stock and an investment advisor in accordance with
       Section 203 of the Investment Advisers Act of 1940, as amended. This information was taken from the Schedule 13G/A dated December 31, 2007 and filed with the Securities and Exchange Commission by Brown Capital Management, Inc. on February 12, 2008.

   (6) Ellington Management Group, L.L.C. is the beneficial owner of 1,001,200 shares of Common Stock and an investment advisor in accordance with
       Section 203 of the Investment Advisers Act of 1940, as amended. This information was taken from the Schedule 13G dated February 14, 2008 and filed with the Securities and Exchange Commission by Ellington Management Group, L.L.C. on February 14, 2008. Michael Vranos, the controlling principal of Ellington Management Group, L.L.C., and Olivier Cojot-Goldberg, Laurence Penn and Richard Brounstein may be deemed to share control of Ellington Management Group, L.L.C. and, therefore, may be deemed to be the beneficial owner of these shares.

   (7) Daruma Asset Management, Inc. is the beneficial owner of 900,450 shares of Common Stock and an investment advisor in accordance with Section 203 of the Investment Advisers Act of 1940, as amended. This information was taken from the Schedule 13G/A dated February 13, 2008 and filed with the Securities and Exchange Commission by Daruma Asset Management, Inc. on February 13, 2008. Mariko O. Gordon owns in excess of 50% of the outstanding voting stock and is the president of Daruma Asset Management, Inc. and, therefore, may be deemed to be the beneficial owner of these shares.

   (8) The business address for the T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202. The business address for Barclays Global Investors, NA is 45 Fremont Street, San Francisco, California 94105. The business address for AXA Financial, Inc. is 1290 Avenue of the Americas, New York, New York 10104. The business address for State Street Bank and Trust Company is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The business address for Brown Capital Management, Inc. is 1201 N. Calvert Street, Baltimore, Maryland 21202. The business address for Ellington Management Group, L.L.C. is 53 Forest Avenue, Suite 301, Old Greenwich, Connecticut 06870. The business address for Daruma Asset Management, Inc. is 80 West 40th Street, 9th Floor, New York, New York 10018.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows, as of March 10, 2008, the number and percentage of shares of Common Stock beneficially owned by each director of SPSS and each director nominee, each named executive officer of SPSS and all directors and executive officers of SPSS as a group. Unless otherwise indicated in a footnote, each person possesses sole voting and investment power with respect to the shares indicated as beneficially owned.

                                                                SHARES BENEFICIALLY
                                                                       OWNED
                                                                -------------------
NAME                                                              NUMBER    PERCENT
----                                                            ---------   -------
Jack Noonan(1)................................................    609,020     3.32%
Raymond H. Panza(2)...........................................    215,948     1.20%
Alex Kormushoff...............................................      2,470        *
Richard M. Holada.............................................      1,830        *
Douglas P. Dow(3).............................................     63,176        *
Jonathan Otterstatter.........................................          0        *
William Binch(4)..............................................     30,000        *
Michael D. Blair(5)...........................................     50,833        *
Michael E. Lavin(6)...........................................     20,166        *
Merritt Lutz(7)...............................................     25,000        *
Patricia B. Morrison(8).......................................      1,111        *
Charles R. Whitchurch(9)......................................     30,000        *
All directors and executive officers as a group (12
  persons)(10)................................................  1,055,490     5.63%


--------

     * The percentage of shares beneficially owned does not exceed 1% of the Common Stock.

    (1) Includes 471,510 shares through options exercisable within 60 days and 49,513 shares to be received upon the vesting of restricted share units within 60 days.

    (2) Includes 171,207 shares through options exercisable within 60 days and 31,488 shares to be received upon the vesting of restricted share units within 60 days.

    (3) Includes 49,790 shares through options exercisable within 60 days and 9,532 shares to be received upon the vesting of restricted share units within 60 days.

    (4) Includes 30,000 shares through options exercisable within 60 days.

    (5) Includes 40,000 shares through options exercisable within 60 days.

    (6) Includes 19,166 shares through options exercisable within 60 days.

    (7) Includes 25,000 shares through options exercisable within 60 days.

    (8) Includes 1,111 shares through options exercisable within 60 days.

    (9) Includes 30,000 shares through options exercisable within 60 days.

   (10) Includes 839,784 shares through options exercisable within 60 days and 93,658 shares to be received upon the vesting of restricted share units within 60 days.

                                 PROPOSAL NO. 2

               APPROVAL OF THE SPSS INC. LONG TERM INCENTIVE PLAN

     On April 25, 2002, the Company established its 2002 Equity Incentive Plan (the "Plan"), pursuant to which it can award stock options, stock appreciation rights and a variety of other equity incentives to directors, officers, employees and independent contractors of the Company and any of its subsidiaries. The purpose of the Plan is to further the success of the Company by attracting and retaining key management and other talent and providing such persons incentives and rewards tied to the Company's business success. The Board unanimously approved the Plan and the Company's stockholders approved the adoption of the Plan at the 2002 annual meeting of stockholders. The Company's stockholders approved certain amendments to the Plan at the 2003 annual meeting of stockholders. The Company's stockholders then approved the first amendment and restatement of the Plan in the form of the Amended and Restated 2002 Equity Incentive Plan (the "Amended and Restated Plan") at the 2004 annual meeting of stockholders, and the Company's stockholders approved the second amendment and restatement of the Plan in the form of the Second Amended and Restated 2002 Equity Incentive Plan (the "Second Amended and Restated Plan") at the 2006 annual meeting of stockholders.

     On December 13, 2007, the Board approved an amendment, restatement and continuation of the Second Amended and Restated Plan in the form of the SPSS Inc. Long Term Incentive Plan (the "Long Term Incentive Plan") attached as Appendix A to this Proxy Statement. Approval of the Long Term Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

     A broker who is a member of the New York Stock Exchange may not vote on the adoption of or a material amendment to an equity compensation plan without instructions from the beneficial owner of the shares held by such broker. Although the Common Stock is listed on the Nasdaq Stock Market, SPSS stockholders' brokers may be members of the New York Stock Exchange, and, as such, this rule may preclude these brokers from voting on this Proposal No. 2 without specific instruction.

     The principal features of the Long Term Incentive Plan are summarized below. This summary is qualified in its entirety by reference to the Long Term Incentive Plan itself, attached as Appendix A to this Proxy Statement. Capitalized terms that appear in this summary, but are not defined in this summary, are intended to have the meanings ascribed to such terms in the Long Term Incentive Plan.

GENERAL

     The Board recommends stockholder approval of the Long Term Incentive Plan. The Long Term Incentive Plan modifies the Second Amended and Restated Plan in order to make the following changes, each of which is described in further detail below:

     1. Allow the Compensation Committee to grant both cash and equity awards (in addition to stock options and stock appreciation rights) that qualify for an exemption from the tax deduction limitations imposed by
        Section 162(m) for Performance-Based Compensation.

     2. Conform to final guidance issued under Section 409A.

     3. Change the formal name of the plan from Second Amended and Restated 2002 Equity Incentive Plan to SPSS Inc. Long Term Incentive Plan for the purpose of signifying the omnibus nature of the Long Term Incentive Plan which will encompass both cash and equity awards and to make certain other clarifying and conforming changes in connection with the amendment and restatement.

THE LONG TERM INCENTIVE PLAN DOES NOT INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE SECOND AMENDED AND RESTATED PLAN.

     As of March 10, 2008, a total of 1,530,113 shares of Common Stock were subject to outstanding Option Rights, Restricted Shares and Share Units held by approximately 189 Participants under the Second Amended and Restated Plan. (Of this total number of shares, 268,700 shares have been reserved for restricted share units granted to executive officers on January 7, 2008 which restricted share units are contingent upon both the achievement of certain performance goals and the approval of the Long Term Incentive Plan by stockholders.)

     As of March 10, 2008, a total of 1,541,034 shares of Common Stock remain available for issuance under the Second Amended and Restated Plan. Of this total, no shares of Common Stock are available to be issued or transferred upon the exercise of Option Rights that qualify as Incentive Stock Options and 1,541,034 shares of Common Stock are available to be issued or transferred upon the exercise of Option Rights that qualify as Nonqualified Stock Options or of Appreciation Rights, as Restricted Shares and released from substantial risk of forfeiture thereof, or upon vesting and payment of Share Units.

     The market value of the Common Stock on March 10, 2008 (based on the closing price reported by the Nasdaq Stock Market) was $36.57 per share.

ADMINISTRATION

     The Long Term Incentive Plan is administered by the Board. The Board has delegated exclusive authority to administer the Long Term Incentive Plan to the Compensation Committee (unless otherwise rescinded). The Compensation Committee will be composed of three or more Board members who qualify as "independent" under the Nasdaq Stock Market listing standards and as "non-employee directors" as the term is defined by Rule 16b-3 issued under the Securities Exchange Act of 1934 (the "Exchange Act"). If an Award is intended to constitute Performance-Based Compensation (including Option Rights, Appreciation Rights and other Awards as described below), the Compensation Committee will consist solely of two or more "outside directors" within the meaning of Section 162(m) and applicable regulations and all actions with respect to that Award will be taken by the Compensation Committee. The Board is also authorized to establish, adopt and revise rules relating to the administration of the Long Term Incentive Plan.

ELIGIBILITY AND PARTICIPATION

     There are four classes of participants under the Long Term Incentive Plan (the "Participants"): (i) Non-Employee Directors, (ii) officers, (iii) non-officer employees and (iv) independent contractors of the Company or its subsidiaries who are approved by the Compensation Committee (pursuant to the delegation of authority from the Board as described above) to receive a benefit under the Long Term Incentive Plan. The Company has six eligible Non-Employee Directors, approximately 37 eligible officers, approximately 1,300 eligible non-officer employees and approximately ten eligible independent contractors.

     Other than with regard to Non-Employee Directors, awards are made to Participants whom the Compensation Committee determines have the capacity to contribute in substantial measure to the successful performance of the Company and for whom participation will serve as a valuable performance incentive. The Company has received and/or will receive continued service by the Participants as consideration for the grant of rights under the Long Term Incentive Plan.

SHARES AVAILABLE UNDER THE LONG TERM INCENTIVE PLAN

     The number of Common Shares that may be issued or transferred under the Long Term Incentive Plan upon the exercise of Incentive Stock Options may not exceed a maximum of 79,646. The number of Common Shares that may be issued or transferred under the Long Term Incentive Plan upon the exercise of Nonqualified Stock Options or of Appreciation Rights, as Restricted Shares and released from substantial risk of forfeiture thereof, upon vesting and payment of Share Units and upon vesting and payment of any other Award (other than Incentive Stock Options) may not exceed a maximum of 4,420,354.

     Any Common Shares subject to Awards that are granted and are subsequently expired, terminated or cancelled without requiring the Company to use all of the shares reserved for the grant are, once again, available for grant and issuance under the Long Term Incentive Plan. The Compensation Committee will make, as applicable, appropriate adjustments in the number of shares subject to the Long Term Incentive Plan and to outstanding awards thereunder to reflect any dividend, stock split, recapitalization, merger, consolidation, spin-off, split-off, reorganization, liquidation or any other similar corporate transaction.

     The following additional limits apply to Awards under the Long Term Incentive Plan: (i) the maximum number of Common Shares that may be covered by Option Rights or Appreciation Rights that are intended to be Performance-Based Compensation granted to any one Participant in any one calendar year may not exceed 500,000 Common Shares; (ii) with respect to Full Value Awards that are intended to be Performance-Based Compensation, the maximum number of Common Shares that may be delivered pursuant to any such Award granted to any one Participant during any one calendar year (pro rated for performance periods of greater or less than 12 months), regardless of whether settlement of the Award is to occur prior to, at the time of, or after the time of vesting, may not exceed 500,000 Common Shares; and (iii) in the case of Cash Incentive Awards that are intended to be Performance-Based Compensation, the maximum amount payable to any one Participant with respect to any performance period of twelve months (pro rated for performance periods of greater or less than 12 months) is $5,000,000. In the case of Full Value Awards and Cash Incentive Awards that are intended to be Performance-Based Compensation, if the Award is denominated in Common Shares but an equivalent amount of cash is delivered (or vice versa), the foregoing limitations will be applied based on the methodology used by the Compensation Committee to convert Common Shares to cash (or vice versa). If delivery of cash or Common Shares is deferred until after the cash or Common Shares are earned, any adjustment in the amount delivered to reflect actual or deemed investment experience after the cash or Common Shares are earned will be disregarded.

AMENDMENT AND TERMINATION

     The Board may amend, cancel or suspend the Long Term Incentive Plan at any time, subject to the limitations on prohibited amendments set forth therein. However, the Board may not make a material amendment to the Long Term Incentive Plan without obtaining approval of such material amendment from a majority of the Company's stockholders. Amendments considered to be material amendments are any material modifications of the terms of the Long Term Incentive Plan, including: (i) any increase in the number of shares to be issued under the Long Term Incentive Plan (other than as specifically authorized therein); (ii) any material increase in the benefits to Participants, including any change in the Long Term Incentive Plan to (a) permit a repricing (which means a decrease in exercise price) of outstanding Option Rights or Appreciation Rights, (b) reduce the price at which Option Rights, Appreciation Rights, Restricted Shares or Share Units may be offered or (c) extend the duration of the Long Term Incentive Plan; (iii) any modification of the class of Participants eligible to participate in the Long Term Incentive Plan; (iv) any expansion in the types of Awards provided under the Long Term Incentive Plan; and (v) any other amendment that would qualify as a "material amendment" under the Nasdaq Stock Market listing standards, as amended from time to time. No new Awards will be made under the Long Term Incentive Plan after June 11, 2012.

AWARDS UNDER THE LONG TERM INCENTIVE PLAN

     The Long Term Incentive Plan provides for the grant of Incentive Stock Options and Nonqualified Stock Options (collectively, "Option Rights"), Appreciation Rights, Restricted Shares, Share Units, Full Value Awards and Cash Incentive Awards.

  Option Rights

     Option Rights granted under the Long Term Incentive Plan may be either Incentive Stock Options, which are intended to meet the requirements defined in
Section 422 of the Internal Revenue Code, or Nonqualified Stock Options. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries.

     The Compensation Committee, in its sole discretion, determines the number of Option Rights that each Participant receives under the Long Term Incentive Plan. With respect to Non-Employee Directors, however, the Long Term Incentive Plan includes a formula grant providing that (i) each Non-Employee Director will automatically receive an Option Right to purchase 10,000 Common Shares on the initial date that such Non-Employee Director is first elected or appointed as a new director of the Company, which Option Right will vest ratably over a three-year period (the "Initial Option Right Grant") and (ii) on the first business day of the first month following the date of each year's annual meeting of stockholders held for the purpose of electing directors, the Company will automatically grant to each Non-Employee Director serving as a member of the Board on that date an Option Right to purchase 5,000 Common Shares, which Option Right will vest in full immediately upon the date of grant (the "Annual Option Right Grant"). If a Non-Employee Director is first elected or appointed to the Board within the calendar month prior to, or in which occurs, the date on which an Annual Option Right Grant is made for such year, the Non-Employee Director will not be entitled to receive the Annual Option Right Grant during the year in which the Non-Employee Director was initially elected or appointed to the Board. Option Rights issued pursuant to both the Initial Option Right Grant and the Annual Option Right Grant will be Nonqualified Stock Options and will have an exercise price equal to the fair market value of the Common Shares on the date of grant.

     The price per share of Common Shares at which each Option Right is exercisable (the "Option Price") is determined by the Compensation Committee at the date of grant. The Option Price with respect to Nonqualified Stock Options may not be and will never become less than 100% of the fair market value of the Common Shares on the date of grant. The Option Price with respect to Incentive Stock Options may not be and will never become less than 100% of the fair market value of the Common Shares on the date of grant and may not be less than 110% of the fair market value of the Common Shares on the date of grant, if at the time the Option Right is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of the Common Shares. Under the terms of the Long Term Incentive Plan, the fair market value of Common Shares is defined as the closing price per share as reported by the Nasdaq Stock Market on that day, or if Common Shares were not traded on that day, then the immediately preceding day on which the stock traded.

     The Long Term Incentive Plan permits holders of Option Rights to pay the exercise price for such Option Rights in several ways, including (i) in cash,
(ii) by surrendering Common Shares already owned by the holder of the Option Right being exercised with a fair market value per share equal to the Option Price, (iii) by having the Company reduce the number of Common Shares distributed by a number of Common Shares having a fair market value equal to the total Option Price or (iv) by deferred payment of the full purchase price of the Common Shares from the proceeds of a sale, through a bank or broker, on the exercise date of some or all of the Common Shares underlying the Option Right to which such exercise relates.

     In the event that a Participant in a management position at the Company tenders by attestation Common Shares in payment or partial payment of the exercise price of an Option Right or payment of any withholding taxes due with respect to an Option Right, subject to Compensation Committee approval, the Participant may receive an additional Option Right to purchase that number of Common Shares equal to the number of shares constructively tendered in payment or partial payment of either the exercise price or any withholding taxes.

     The Long Term Incentive Plan has a term of ten years (expiring on June 11,
2012). The period during which each Option Right may be exercised is determined by the Compensation Committee, but may not be more than ten years from the date of grant. Option Rights are exercisable at such time and under such conditions as are set forth in the Option Agreement. However, in no event may an Incentive Stock Option granted to a Participant who owns, directly or indirectly, more than 10% of the total combined voting power of the Common Shares be exercised subsequent to the day before the fifth anniversary of the date on which the Incentive Stock Option was granted. Incentive Stock Options must be exercised within three months after the termination of a Participant's employment for reasons other than death or disability. Incentive Stock Options may be exercised within one year after a Participant's death or termination due to disability.

     For the purpose of complying with Section 409A, the Long Term Incentive Plan does not permit an Option Right, once granted, to be modified if such modification would cause the Option Right to constitute a "deferral of compensation" or to contain an additional deferral feature within the meaning of
Section 409A and applicable regulations.

  Appreciation Rights

     Appreciation Rights granted to Participants under the Long Term Incentive Plan entitle the holder to receive from the Company consideration with a value equal to the excess of the fair market value of the Common Shares on the date when the Appreciation Right is exercised over the price at which the Appreciation Right was granted, as set forth in the applicable Appreciation Right Agreement. Any grant may provide that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Compensation Committee the right to elect among those alternatives. Additional restrictions, including restrictions on the exercise of Appreciation Rights or the amount of gain realizable therefrom, may be imposed by the Compensation Committee in the applicable Appreciation Right Agreement. As of the record date, the Company had not issued any Appreciation Rights under the Long Term Incentive Plan.

     The base price used to determine the value of an Appreciation Right is determined by the Compensation Committee at the time of grant, but may not be and will never become less than 100% of the fair market value of the Common Shares on the date the Appreciation Right is granted. The period during which each Appreciation Right may be exercised is determined by the Compensation Committee, but may not be more than ten years from the date of grant.

     For the purpose of complying with Section 409A, the Long Term Incentive Plan does not permit an Appreciation Right, once granted, to be modified if such modification would cause the Appreciation Right to constitute a "deferral of compensation" or to contain an additional deferral feature within the meaning of
Section 409A and applicable regulations.

  Restricted Shares

     Restricted Shares may be granted to Participants in such number and at such times as the Compensation Committee determines. Participants who receive Restricted Shares have all the rights of stockholders with respect to such shares, including the right to vote the shares and receive all dividends or other distributions made or paid with respect to such shares. Restricted Shares are subject, at the date of grant, to a substantial risk of forfeiture, for a period determined by the Compensation Committee and set forth in the applicable Restricted Share Agreement.

     The Long Term Incentive Plan authorizes the Company to provide for dividends to be payable on Restricted Shares. Such dividends will generally be payable in cash, unless otherwise provided for under the applicable Restricted Share Agreement. For the purpose of complying with Section 409A, the Long Term Incentive Plan requires that any cash dividends on Restricted Shares be automatically reinvested in additional Restricted Shares, and any cash dividend so reinvested to vest and be distributed at the same time as the Restricted Shares to which it relates.

  Share Units

     In general, a Share Unit granted under the Long Term Incentive Plan entitles the holder to receive a Common Share at some future date (unless the Share Unit Agreement provides that payment will be in some other form, such as cash).

     A Share Unit generally does not confer upon the holder any of the rights of ownership of a Common Share (including, without limitation, the right to vote or the right to receive dividends or other distributions). However, the Compensation Committee has the sole discretion to permit dividend equivalents to be paid on Share Units. Such dividend equivalents will generally be payable in cash, unless the applicable Share Unit Agreement provides otherwise. The Long Term Incentive Plan requires that any cash dividend equivalents on Share Units be automatically credited in the form of additional Share Units, and any cash dividend equivalent so credited to vest and be distributed at the same time as the Share Units to which it relates.

     The Compensation Committee, in its sole discretion, determines both the number of Share Units that each Participant may receive under the Long Term Incentive Plan as well as the period(s) and/or event(s) during and/or as a result of which the Share Units will be subject to a substantial risk of forfeiture. Share Units granted to any Participant other than a Non-Employee Director are known as "Restricted Share Units." Restricted Share Units that have not been previously forfeited pursuant to the terms of a Share Unit Agreement are generally paid in an equal number of Common Shares (i.e. one Common Share for each Restricted Share Unit granted), unless otherwise provided under the terms of the Share Unit Agreement, on the date on which the Restricted Share Units are no longer subject to a substantial risk of forfeiture.

     With respect to Non-Employee Directors, the Long Term Incentive Plan includes a formula grant providing that each Non-Employee Director will automatically receive grants of Share Units known as "Deferred Share Units" as follows: (i) each Non-Employee Director will automatically receive a Deferred Share Unit award on the initial date that such Non-Employee Director is first elected or appointed as a new director of the Company (the "Initial

DSU Grant") and (ii) on the first business day of the first month following each year's annual meeting of stockholders held for the purpose of electing directors, the Company will automatically grant a Deferred Share Unit award to each Non-Employee Director serving as a member of the Board on that date (the "Annual DSU Grant"). If a Non-Employee Director is first elected or appointed to the Board within the calendar month prior to, or in which occurs, the date on which an Annual DSU Grant is made for such year, the Non-Employee Director is not entitled to receive the Annual DSU Grant during the year in which the Non-Employee Director was initially elected or appointed to the Board. The number of Deferred Share Units awarded in connection with each Initial DSU Grant and each Annual DSU Grant is generally determined by dividing $30,000 by the fair market value of a single Common Share as of the applicable award date and rounding up to the nearest whole number. Deferred Share Units vest on the earlier of (a) the one year anniversary of the applicable date of grant or (b) the date on which the Non-Employee Director's directorship terminates other than for Cause. One half of a Non-Employee Director's vested Deferred Share Units will be paid on the date on which the Non-Employee Director separates from service with the Company, and the remaining half on the date which is six months after the date on which the Non-Employee Director separates from service with the Company. Notwithstanding the foregoing, if a Non-Employee Director is dismissed from the Board for Cause or engages in any activity within the six months following separation from service with the Company that otherwise would have resulted in dismissal from the Board for Cause, then the Non-Employee Director will immediately forfeit his or her outstanding and unpaid Deferred Share Units, both vested and unvested.

  Full Value Awards

     A Full Value Award is the grant of one or more Common Shares or a right (other than an Option Right or an Appreciation Right) to receive one or more Common Shares in the future. The Compensation Committee may grant Common Shares that are contingent on the achievement of performance or other objectives during a specified period. Any Full Value Awards will be subject to the conditions, restrictions and contingencies as the Compensation Committee determines.

  Cash Incentive Awards

     A Cash Incentive Award is the grant of a right to receive a payment of cash (or, in the discretion of the Compensation Committee, Common Shares having value equivalent to the cash otherwise payable) that is contingent on achievement of performance objectives over a specified period established by the Compensation Committee. The grant of Cash Incentive Awards may also be contingent on such other conditions, restrictions and contingencies as the Compensation Committee determines.

PERFORMANCE-BASED COMPENSATION

     The Company will generally not be entitled to a U.S. income tax deduction for annual compensation in excess of $1 million paid to "Covered Employees" which is its chief executive officer and each other officer whose total compensation is required to be reported to the Company's stockholders under the Exchange Act for the year because such person is among the four most highly compensated officers for the year. However, amounts that constitute "performance-based compensation" are not counted toward the $1 million limit. It is expected that, in general, Option Rights and Appreciation Rights granted under the Long Term Incentive Plan will satisfy the requirements for "performance-based compensation." The Compensation Committee may designate whether any Full Value Awards or Cash Incentive Awards being granted to any Participant are intended to be "performance-based compensation" as that term is used in Section 162(m). Any such awards designated as intended to be "performance-based compensation" will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m). The performance measures that may be used for such awards will be based on any one or more of the following performance criteria as selected by the Compensation
Committee: (i) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items) or net earnings; (ii) pre-tax income, after-tax income or net income; (iii) earnings per share (basic or diluted); (iv) operating profit;
(v) revenue, revenue growth or rate of revenue growth (either the aggregate total revenue or any specified portion of the Company's revenue); (vi) return on assets (gross or net), return on investment (including cash flow return on investment), return on capital (including return on total capital or return on invested capital) or return on equity; (vii) returns on sales or revenues; (viii) operating expenses;
(ix) cash flow (before or after dividends), free cash flow (which means operating cash flow less capitalized expenditures and capitalized software as shown on the Company's statements of cash flows), cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital or cash flow per share (before or after dividends); (x) implementation or completion of critical projects or processes; (xi) economic value added or created (or an equivalent metric); (xii) cumulative earnings per share growth; (xiii) operating margin (i.e., operating income divided by total revenue) or pre-tax or post-tax profit margin; (xiv) share price or performance or total shareholder return; (xv) cost targets, reductions and savings, productivity and efficiencies; (xvi) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology and goals relating to acquisitions, divestitures, joint ventures and similar transactions and budget comparisons; (xvii) personal professional objectives, including any of the foregoing performance targets, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations and the completion of other corporate transactions; (xviii) improvement in or attainment of expense levels or working capital levels; (xix) Common Share price as reported on the principal exchange on which such stock is traded; or (xx) any combination of, or a specified increase in, any of the foregoing.

     Where applicable, the performance targets may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a subsidiary of the Company or a division or strategic business unit of the Company or a subsidiary, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Compensation Committee. The performance targets may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur) and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Performance targets will be determined in accordance with generally accepted accounting principles and will be subject to certification by the Compensation Committee, provided that the Compensation Committee will have the authority to exclude the impact of charges for restructurings, discontinued operations or unanticipated organizational changes (including acquisitions and divestitures), items determined by the Compensation Committee to be extraordinary items and other one-time, unusual prior year items or non-recurring events, non-operating items impacting reported revenue and/or earnings per share, out of period charges which are not incurred in the projected period and the cumulative effects of tax or accounting principles identified in financial statements, notes to financial statements, management's discussion and analysis or other filings with the Securities and Exchange Commission.

CHANGE OF CONTROL

     With respect to any Awards granted to a Participant under the Long Term Incentive Plan, in the event of a Change of Control (regardless of whether the Participant's termination of employment occurs in connection with the Change of Control), all of the Participant's Awards will accelerate and be deemed fully vested and exercisable (as applicable) and, if applicable, with regard to the underlying Common Shares, will be exchanged for a proportionate share of any consideration to be paid in connection with the Change of Control. If any of the payments described in the previous sentence are subject to Section 409A, such payments made on the date the Change of Control becomes effective will be permitted only if the Change of Control is a change of control event as defined in Section 409A and applicable regulations and only if payments would be permitted to the Participant as a result of the change of control event as a service provider to the relevant corporation undergoing the applicable change of control event. If payments are not permitted in accordance with Section 409A, all vesting provisions and accelerated transfer provisions will continue to apply and the payments will not be accelerated and will instead be made as of the original payment date as determined under the applicable Award.

     For purposes of the Long Term Incentive Plan, a Change of Control generally occurs upon any of the following events: (i) the accumulation, by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d)

(2) of the Exchange Act) of 33% or more of the then outstanding Common Shares;
(ii) a merger or consolidation of the Company in which the Company does not survive as an independent public company; (iii) a sale of all or substantially all of the assets of the Company; (iv) a triggering event under that certain Amended and Restated Rights Agreement, dated as of August 31, 2004, by and between the Company and Computershare Investor Services, LLC or any amendment, restatement or replacement thereof; (v) a liquidation or dissolution of the Company; or (vi) a change in the composition of the Board not previously endorsed by the Board existing as of the Effective Date or the directors' endorsed successors, as a result of which fewer than a majority of the directors are Incumbent Directors ("Incumbent Directors" are directors who either (a) are directors of the Company as of the Effective Date or (b) are nominated for election to the Board by the Nominating and Corporate Governance Committee and endorsed by the Board existing as of the Effective Date or the directors' endorsed successors). Notwithstanding the foregoing, the following acquisitions will not constitute a Change of Control for the purposes of the foregoing definition: (1) any acquisitions of common stock or securities convertible into common stock directly from the Company or (2) any acquisition of common stock or securities convertible into common stock by any employee benefit plan (or related trust) sponsored or maintained by the Company.

COMPLIANCE WITH LAWS

     The Long Term Incentive Plan is intended to conform to the extent necessary with the Internal Revenue Code, all provisions of the Securities Act of 1933 (the "Securities Act") and the Exchange Act, all rules and regulations promulgated by the Securities and Exchange Commission pursuant to the Securities Act and the Exchange Act and the listing standards of the Nasdaq Stock Market. The Long Term Incentive Plan will be administered, and the awards granted and exercised, only in such a manner as to conform to these laws, rules and regulations. To the extent permitted by applicable law, the Long Term Incentive Plan and the awards granted thereunder will be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     Special Compliance with Section 409A. It is intended that grants under the Long Term Incentive Plan of Awards that constitute nonqualified deferred compensation under Section 409A comply with Section 409A. The Long Term Incentive Plan will be interpreted for all purposes and operated to the extent necessary in order to comply with this intent. SPSS, however, does not make representation as to whether any specific Award satisfies Section 409A.

SUMMARY OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     The following discussion summarizes the material United States federal income tax consequences of participation in the Long Term Incentive Plan. This discussion is general in nature and does not address issues related to the tax circumstances of any particular Participant. The discussion is based on United States federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in the law. This discussion does not address state, local or foreign tax consequences.

     Incentive Stock Options. An optionee will not recognize any income upon either grant or exercise of an Incentive Stock Option, although the exercise may subject the optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time of exercise over the Option Price of the shares is included in income for purposes of the alternative minimum tax. The treatment of any gain realized upon sale or other disposition of the Common Shares received upon exercise of an Incentive Stock Option will depend on the holding period. If the optionee does not dispose of the stock received within either one year after the exercise of the Incentive Stock Option or two years after grant, any gain realized upon disposition will be characterized as long-term capital gain. If this holding period requirement is not satisfied, such disposition will be a disqualifying disposition. In the case of a disqualifying disposition, the optionee will be required to recognize as ordinary compensation income the excess of the fair market value of the Incentive Stock Option at the time of exercise over the exercise price. This ordinary income will be added to the basis of the underlying stock to determine the amount of capital gain, if any, which also must be recognized on disposition of the stock. The character of any additional capital gain as long or short term will depend on the optionee's holding period for the stock. If the price that the optionee receives for the stock in a disqualifying disposition is less than the fair market value of the stock on the exercise date, the amount of ordinary compensation income required to be recognized equals the amount of gain recognized on the disqualifying disposition.

     The Company is entitled to a deduction with respect to an Incentive Stock Option only in the taxable year of the Company in which a disqualifying disposition occurs. In that event, the deduction would be equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

     Nonqualified Stock Options. An optionee will not recognize any income upon either grant or vesting of a Nonqualified Stock Option. Upon exercise of any part of a Nonqualified Stock Option, the optionee will recognize ordinary income in an amount equal to the difference between the Option Price and the then fair market value of the shares acquired, assuming the shares are freely transferable or are not subject to a substantial risk of forfeiture. If the shares are not freely transferable or are subject to a substantial risk of forfeiture, the shares will be considered "Restricted Shares." The tax treatment of Restricted Shares is discussed below. In general, upon a subsequent disposition of the shares, the optionee's basis for determining taxable gain or loss would be the amount paid for such shares plus the amount that was includable in the optionee's income. Any gain or loss recognized on such disposition would generally be taxed as long-term or short-term capital gain or loss depending on the length of time the optionee is deemed to have held these shares and the holding period in effect at the time.

     SPSS will be entitled to a deduction for federal income tax purposes upon exercise of a Nonqualified Stock Option in an amount equal to the ordinary income recognized by the optionee, provided that the deduction is not otherwise disallowed under the Internal Revenue Code. To the extent required by law, SPSS must withhold taxes from the optionee's compensation with respect to the ordinary income recognized by the optionee upon exercise.

     Appreciation Rights. The treatment of Appreciation Rights is essentially the same as the treatment of Nonqualified Stock Options granted under the Plan.

     Restricted Shares. The recipient of Restricted Shares will not be subject to tax upon grant, unless the recipient makes an election under Section 83(b) of the Internal Revenue Code. Assuming no election under Section 83(b) of the Internal Revenue Code is made, the holder will be subject to tax at ordinary income rates at the time of the expiration or earlier termination of the restriction period in an amount equal to the excess of the fair market value of the Restricted Shares at the time that the restriction period lapses or terminates over the amount paid for the stock and the recipient's holding period for the Restricted Shares will begin on the date the restriction period lapses or terminates. If a holder makes an election under Section 83(b) of the Internal Revenue Code, the holder will be subject to tax at ordinary income rates based on the fair market value of the Restricted Shares at the date of grant, there will be no further tax consequences when the restriction period lapses or terminates, and the recipient's holding period begins on such grant date. If the Restricted Shares are forfeited, the holder will not be entitled to a deduction in respect of income recognized as a consequence of the Section 83(b) election. A capital loss deduction will be available, however, for any amount paid for the forfeited shares.

     In general, upon a subsequent disposition of shares, the recipient's basis for determining taxable gain or loss would be the amount paid for such shares plus the amount that was includable in the recipient's income. Any gain or loss recognized on such disposition would generally be taxed as long-term or short-term capital gain or loss depending on the length of time the recipient is deemed to have held these shares and the holding period in effect at the time.

     The Company will be entitled to a deduction with respect to the amount of ordinary income recognized by an employee, unless otherwise disallowed under the Internal Revenue Code. To the extent required by law, SPSS must withhold taxes from the amount of ordinary income recognized by the recipient with respect to the Restricted Shares.

     Share Units. The recipient of Share Units will not be subject to tax upon grant. A holder of Share Units will be subject to tax at ordinary income rates at the time the Share Units are distributed to the holder in the form of Common Shares (or in such other form as the Share Unit Agreement may provide). If the Share Units are distributed in the form of Common Shares, the holder will include in taxable income for the year in which the distribution is made an amount equal to the fair market value of the Common Shares at the time of distribution.

     In general, upon a subsequent disposition of shares, the recipient's basis for determining taxable gain or loss would be the amount that was includable in the recipient's income upon distribution of the shares. Any gain or loss recognized on such disposition would generally be taxed as long-term or short-term capital gain or loss depending on the length of time the recipient is deemed to have held these shares and the holding period in effect at the time.

     The Company will be entitled to a deduction with respect to the amount of ordinary income recognized by the recipient, unless otherwise disallowed under the Internal Revenue Code. To the extent required by law, the Company must withhold taxes from the amount of ordinary income recognized by the recipient with respect to the Share Units.

     Cash Incentive Awards. The recipient will realize taxable income at the time the cash incentive award is distributed, and SPSS will be entitled to a corresponding deduction.

     Cap on Company Deductions for Certain Compensation. Under Section 162(m), certain compensation payments in excess of $1 million are subject to a cap on deductibility for SPSS. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to SPSS's Covered Employees. Certain performance-based compensation is not subject to the cap on deductibility. The policy of the Compensation Committee with respect to Section 162(m) is generally to establish and maintain a compensation program which will optimize the deductibility of compensation. The Compensation Committee, however, reserves the right to use its judgment, where merited by the Compensation Committee's need to respond to changing business conditions, by an executive officer's individual performance, or otherwise to authorize compensation which may not, in a specific case, be fully deductible by the Company.

NEW PLAN BENEFITS

     As of the date of this Proxy Statement, the Compensation Committee has not made a determination with regard to specific awards to be granted under the Long Term Incentive Plan, except as described below. Awards that might be made under the Long Term Incentive Plan to the Company's executive officers and non-executive officer employees will depend on both the discretionary actions of the Compensation Committee and the fair market value of the Common Shares at various future dates. As such, other than with regard to the 2008 awards described below, it is not currently possible to determine the benefits that might be received by these persons.

     For 2008, the Compensation Committee has set target cash incentive awards to be received by each current executive officer, contingent upon both the achievement of certain performance goals and the approval of the Long Term Incentive Plan by stockholders. These target cash incentive awards are set forth in the table below. The Compensation Committee has also granted restricted share units to each current executive officer for 2008, contingent upon the achievement of certain performance goals and the approval of the Long Term Incentive Plan by stockholders. These restricted share units are set forth in the table below. Further, the Long Term Incentive Plan provides for the following formula grants to be made to the Non-Employee Directors during fiscal year 2008: (i) 5,000 Common Shares to be received upon the exercise of Option Rights to be granted to each Non-Employee Director on the first business day of the first month following the date of the Annual Meeting; and (ii) Deferred Share Units with a value of $30,000 to be granted to each Non-Employee Director on the first business day of the first month following the date of the Annual Meeting. These formula grants, currently set forth in the Second Amended and Restated Plan, are not amended by the Long Term Incentive Plan, and, as such, are not contingent upon the approval of the Long Term Incentive Plan by stockholders. The table below sets forth the number of Common Shares underlying each of the aforementioned awards.

                             NEW PLAN BENEFITS TABLE

                       SPSS INC. LONG TERM INCENTIVE PLAN

                      TARGET CASH
                       INCENTIVE
                       AWARDS(1)     RESTRICTED SHARE UNITS(2)            OPTION RIGHTS             DEFERRED SHARE UNITS
                      -----------  -----------------------------  ----------------------------  ----------------------------
                                                NUMBER OF COMMON              NUMBER OF COMMON              NUMBER OF COMMON
NAME AND PRINCIPAL       DOLLAR      DOLLAR    SHARES UNDERLYING    DOLLAR   SHARES UNDERLYING    DOLLAR   SHARES UNDERLYING
POSITION               VALUE ($)    VALUE ($)        AWARDS       VALUE ($)        AWARDS       VALUE ($)        AWARDS
------------------    -----------  ----------  -----------------  ---------  -----------------  ---------  -----------------
Jack Noonan.........   $  700,000  $3,500,000       113,100           --               --              --            --
  Chairman of the
  Board, Chief
  Executive Officer
  and President
Raymond H. Panza....   $  300,000  $2,200,000        71,100           --               --              --            --
  Executive Vice
  President,
  Corporate
  Operations, Chief
  Financial Officer
  and Secretary
Alex Kormushoff.....   $  290,000  $1,100,000        35,600           --               --              --            --
  Senior Vice
  President of
  Worldwide Field
  Operations
Richard M. Holada...   $  180,000  $  700,000        22,700           --               --              --            --
  Senior Vice
  President of
  Technology
Douglas P. Dow......   $  140,000  $  600,000        19,400           --               --              --            --
  Senior Vice
  President of
  Corporate
  Development
Jonathan P.
  Otterstatter(3)...           --          --            --           --               --              --            --
  Executive Vice
  President and
  Chief Technology
  Officer
Executive Officers
  as a Group (6
  persons)..........   $1,700,000  $8,310,000       268,700           --               --              --            --
Non-Executive
  Directors as a
  Group (6
  persons)(4).......           --          --            --           (5)          30,000(6)     $180,000(7)    4,926(8)


--------

   (1) For 2008, the payment of cash incentive awards under the Long Term Incentive Plan is contingent upon the approval of the Long Term Incentive Plan by stockholders. The payment of cash incentive awards is also contingent upon the achievement of quarterly revenue performance targets and quarterly fully diluted earnings per share performance targets. An actual cash incentive award payment made to an executive officer may be greater than or less than the target cash incentive award for such executive officer. For 2008, cash incentive award payments will be calculated in a manner similar to the calculations described in the section titled "Compensation Discussion and Analysis -- Material Elements of Compensation Program for Executive Officers -- Elements -- Incentive Awards," above. For 2008, the cash incentive award to be paid to each executive officer is subject to a maximum equal to four times such executive officer's annual target cash incentive award.

   (2) The restricted share units granted to executive officers for 2008 are contingent upon the approval of the Long Term Incentive Plan by stockholders. These restricted share units are also subject to a revenue performance target such that the restricted share units will not begin to vest unless and until the revenue performance target is achieved. The restricted share units will be forfeited if the revenue performance target is not achieved by January 7, 2012. The number of restricted share units issued in connection with each award is determined by dividing the dollar value of the grant by $30.97, the closing price of the Common Shares on January 7, 2008 (the date that the Compensation Committee granted the restricted share units) and rounding up to the nearest 100 restricted share units. The vesting schedule of these restricted share unit grants is further described in the section titled "Compensation Discussion and Analysis -- Material Elements of Compensation Program for Executive Officers -- Elements -- Equity-Based Compensation," above.

   (3) Jonathan P. Otterstatter resigned from his position as the Company's Executive Vice President and Chief Technology Officer effective as of June 8, 2007.

   (4) Assumes re-election of the Company's Non-Employee Directors standing for re-election at the Annual Meeting.

   (5) The dollar value of these awards will be based on the market value of the Common Shares on the date of grant, and is not determinable as of the date of this Proxy Statement.

   (6) The information provided reflects an Option Right to purchase 5,000 Common Shares to be issued to each of the six Non-Employee Directors.

   (7) The information provided reflects Deferred Share Units with a value of $30,000 to be issued to each of the six Non-Employee Directors.

   (8) The number of Deferred Share Units to be issued in connection with each award is determined by dividing $30,000 by the market value of the Common Shares on the date of grant which is not determinable as of the date of this Proxy Statement. For purposes of this disclosure, the fair market value of the Common Shares is assumed to be the market value on March 10, 2008, the record date for the Annual Meeting. Each grant of Deferred Share Units is rounded up to a single whole unit.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The table below sets forth information with regard to securities authorized for issuance under the Company's equity compensation plans as of December 31, 2007. As of December 31, 2007, the Company had two active equity compensation plans: (i) the Second Amended and Restated Plan and (ii) the SPSS Inc. Employee Stock Purchase Plan (the "ESPP"). The Company has three additional equity compensation plans under which exercisable options remain outstanding. These three plans were terminated and are now considered inactive because securities no longer remain available for future issuance under these plans. These three terminated equity compensation plans are: the 2000 Equity Incentive Plan (the "2000 Plan"), the 1999 Employee Equity Incentive Plan (the "1999 Plan") and the Third Amended and Restated 1995 Equity Incentive Plan (the "1995 Plan"). Information regarding the 2000 Plan, the 1999 Plan and the 1995 Plan is included in the table below because, as of December 31, 2007, exercisable options remain outstanding under these three plans. Except for the 1999 Plan, all of the Company's equity compensation plans have been approved by stockholders.

                                                                                   NUMBER OF SECURITIES
                                   NUMBER OF SECURITIES                           REMAINING AVAILABLE FOR
                                            TO                                 FUTURE ISSUANCE UNDER EQUITY
                                      BE ISSUED UPON       WEIGHTED-AVERAGE         COMPENSATION PLANS
                                        EXERCISE OF        EXERCISE PRICE OF       (EXCLUDING SECURITIES
                                   OUTSTANDING OPTIONS,  OUTSTANDING OPTIONS,        REFLECTED IN THE
PLAN CATEGORY                       WARRANTS AND RIGHTS   WARRANTS AND RIGHTS          FIRST COLUMN)
-------------                      --------------------  --------------------  ----------------------------
Equity Compensation Plans
  Approved by Security Holders...        1,494,539(1)           $18.18(2)                2,209,695(3)
Equity Compensation Plans
  Not Approved by Security
  Holders........................          307,112(4)           $21.62                          --
                                         ---------              ------                   ---------
Total............................        1,801,651              $18.96(2)                2,209,695


--------

   (1) Includes (a) stock options to purchase 898,725 shares of Common Stock issued under the Second Amended and Restated Plan with a weighted average exercise price of $17.84, (b) 429,457 shares of Common Stock to be issued following the vesting of restricted share units and deferred share units issued under the Second Amended and Restated Plan for which no exercise price will be paid, (c) 19,898 shares of Common Stock issued pursuant to the ESPP in connection with the July 2007 to December 2007 purchase period (which shares were actually issued in January 2008), (d) stock options to purchase 77,850 shares of Common Stock issued under the 2000 Plan with a weighted average exercise price of $19.49 and (e) stock options to purchase 68,609 shares of Common Stock issued under the 1995 Plan with a weighted average exercise price of $21.16.

   (2) The calculation of weighted average exercise price includes only outstanding stock options.

   (3) Consists of 1,811,701 shares of Common Stock that remain available for issuance under the Second Amended and Restated Plan in the form of stock options, stock appreciation rights, restricted shares, or share units, and 397,994 shares of Common Stock that remain available for issuance pursuant to the ESPP.

   (4) Reflects stock options to purchase Common Stock issued under the 1999
       Plan.

     Pursuant to the 1999 Plan, the Company was able to award nonqualified stock options and restricted shares to non-executive officers, non-director employees and independent contractors of the Company and any of its subsidiaries. The Board administered the 1999 Plan and was authorized to delegate this authority to the Compensation Committee. The purpose of the 1999 Plan was to further the success of the Company by attracting outstanding employees and other talent and providing to such persons incentives and rewards tied to the Company's business success. The maximum number of shares of Common Stock that was permitted to be issued or transferred under the 1999 Plan in any given calendar year was 3% of the greatest number of total Common Stock outstanding in the previous calendar year. The options awarded under the 1999 Plan had a term of ten years. As stated above, securities no longer remain available for future issuance under the 1999 Plan.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE
               APPROVAL OF THE SPSS INC. LONG TERM INCENTIVE PLAN

                                 PROPOSAL NO. 3

             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee has appointed the accounting firm of Grant Thornton LLP ("Grant Thornton") to serve as independent auditors of SPSS with respect to the fiscal year ended December 31, 2008. Grant Thornton served as the Company's independent auditors for the fiscal year ended December 31, 2007.

     Pursuant to the Sarbanes-Oxley Act of 2002, the Audit Committee has the sole right to appoint the Company's independent accountants and the appointment of Grant Thornton is not contingent upon obtaining stockholder approval. However, the Board is affording SPSS stockholders the opportunity to express their opinions with regard to the selection of Grant Thornton as the Company's auditors for fiscal year 2008. This vote is neither required nor binding, but is being solicited by the Board in order to determine if the SPSS stockholders approve of Grant Thornton as the Company's independent accountants. If this proposal does not receive the affirmative vote of a majority of the votes cast for this proposal at the Annual Meeting, in person or by proxy, the Audit Committee will take such vote into consideration in determining whether to continue to retain Grant Thornton.

     A representative of Grant Thornton is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

AUDIT AND RELATED FEES

     Grant Thornton served as the Company's independent accountants for the fiscal year ended December 31, 2007 and 2006. The following is a summary for each of the last two fiscal years of the fees billed to the Company by Grant Thornton.

                                              2006         2007
                                              ----         ----
Audit Fees...............................  $1,957,352   $2,444,962
Audit-Related Fees.......................  $   39,888   $   17,695
Tax Fees.................................  $        0   $        0
All Other Fees...........................  $        0   $        0
                                           ----------   ----------
Total....................................  $1,997,240   $2,462,657


     Audit Fees include fees for services rendered by Grant Thornton for the audit of the Company's annual financial statements and internal control over financial reporting, the review of financial statements included in the Company's Quarterly Reports on Form 10-Q and other services normally provided in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

     Audit-Related Fees include fees for assurance and related services rendered by Grant Thornton that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under the category "Audit Fees." In both 2006 and 2007, the amounts listed as "Audit-Related Fees" relate to services provided by Grant Thornton in connection with the audits of the Company's employee benefit plans.

     Tax Fees include fees for professional services rendered by Grant Thornton for tax compliance, tax advice and tax planning.

     All Other Fees include fees for all other products and services provided by Grant Thornton.

     The Audit Committee considered and determined that the provision of the foregoing services provided by Grant Thornton is compatible with the maintenance of Grant Thornton's independence during the applicable periods.

PROCEDURES FOR PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF THE COMPANY'S INDEPENDENT AUDITOR

     The Audit Committee has the exclusive authority and responsibility to engage, direct, pre-approve and oversee the Company's independent auditors with respect to all audit or non-audit services and has the exclusive authority and responsibility to either retain or terminate the Company's independent auditors. The Audit Committee's exclusive authority and responsibility with respect to these matters is set forth in the Audit Committee Charter.

     The Audit Committee maintains a formal procedure for the approval of all non-audit services provided by the Company's independent auditor. This procedure is set forth in Supplement A to the Audit Committee Charter, a complete copy of which is posted on the Company's website at http://www.spss.com. Any request for the Company's independent auditor to perform non-audit services must be made pursuant to this procedure. On an annual basis, the Audit Committee, in consultation with both the independent auditor and the Company's Chief Financial Officer (the "CFO"), discusses and considers the non-audit services that the independent auditor may need to perform during the current fiscal year (each, an "Annual Non-Audit Service"). The Audit Committee, in consultation with the independent auditor and the CFO, also discusses and considers the total fees anticipated to be paid throughout the fiscal year for each Annual Non-Audit Service (each, an "Annual Budget"). Following such discussion and consideration, the Audit Committee, as appropriate, pre-approves any Annual Non-Audit Services that may be performed by the independent auditor during the current fiscal year and an Annual Budget for each Annual Non-Audit Service (collectively, the "Annual Pre-Approval List"). However, if the Annual Non-Audit Service is a tax service, the Audit Committee must, prior to approval of such Annual Non-Audit Service, (i) receive from the independent auditor a written description of the nature and scope of the specifically proposed tax service(s) including the fee structure for such service(s) and (ii) discuss with and receive a certification from the independent auditor with regard to any implications that performance of any specific tax service(s) may have on the independence of the independent auditor.

     At each regularly scheduled meeting of the Audit Committee, the CFO reports on the status of individual projects performed by the independent auditor in connection with approved Annual Non-Audit Services and the corresponding fees incurred. In any of the following events, additional pre-approval must be obtained by the Audit Committee pursuant to the procedures set forth below prior to the performance of such services: (i) the fees to be paid for any individual project to be performed in connection with an Annual Non-Audit Service exceed $20,000; (ii) the total fees to be paid for all individual projects related to an Annual Non-Audit Service exceed the approved Annual Budget for such Annual Non-Audit Service; or (iii) if the Annual Non-Audit Service is a tax service and the specific tax service to be performed is outside the nature and scope of the previously approved tax services.

     If additional pre-approval is necessary, the CFO, or a designee specified by the CFO, must submit a written request (the "Company Request") to the independent auditor, which such Company Request includes a description of the type and scope of the individual non-audit service that the Company desires the independent auditor to perform (the "Requested Non-Audit Services"). The Company Request must be sent to the independent auditor in writing. Upon the receipt of the Company Request, the independent auditor must calculate the fees that would be charged by the independent auditor in providing the Requested Non-Audit Services. The independent auditor must provide a written response to the CFO, or a designee specified by the CFO, which response includes a written proposal of the fees that will be charged by the independent auditor in providing the Requested Non-Audit Services (the "Fee Proposal"). The Fee Proposal includes (i) the amount of such fees denominated in the applicable local currency and (ii) the amount of such fees denominated in United States dollars (the "Dollar Denominated Fee"). The Fee Proposal must specify the total fees recommended for Audit Committee approval, which amount is equal to (a) the Dollar Denominated Fee plus (b) ten percent (10%) of the Dollar Denominated Fee rounded to the nearest $1,000. If the total Fee Proposal exceeds $20,000, the Fee Proposal must be in the form of a formal engagement letter. The Fee Proposal is sent to the CFO, or a designee specified by the CFO. However, if the Requested Non-Audit Service is a tax service, the independent auditor must (1) provide in the Fee Proposal a written description of the nature and scope of the specifically proposed tax service(s) including the fee structure for such service(s) and (2) discuss with the CFO or Chairman of the Audit Committee and provide a written certification with regard to any implications that performance of any specific tax service(s) may have on the independence of the independent auditor.

     The CFO, or a designee specified by the CFO, must then forward a description of the Requested Non-Audit Services and the Fee Proposal to the Chairman of the Audit Committee for review and approval. The Chairman of the Audit Committee reviews the description of the Requested Non-Audit Services and the Fee Proposal. If the Chairman of the Audit Committee determines that the Requested Non-Audit Services are appropriate, the Chairman of the Audit Committee is authorized to and will approve the Requested Non-Audit Services. The Chairman of the

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

Audit Committee then provides written notice of such approval to the CFO, or a designee specified by the CFO. The CFO, or a designee specified by the CFO, then notifies the independent auditor of the determination made by the Chairman of the Audit Committee. If a formal engagement letter is required, the Chairman of the Audit Committee must evidence approval of the Requested Non-Audit Services by executing the engagement letter before the next Audit Committee meeting and delivering an executed copy of such engagement letter to the CFO. All materials relating to Requested Non-Audit Services must be presented to the full Audit Committee at the next scheduled Audit Committee meeting.

     The Company, the Audit Committee and Grant Thornton adhered to the Company's pre-approvals procedure for all non-audit services that were performed by Grant Thornton during fiscal year 2007.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT
          AUDITORS OF SPSS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008.


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

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the SPSS directors, executive officers and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of the Company's equity securities. SPSS believes that, during fiscal year 2007, its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements. In making this statement, SPSS has relied upon examination of the copies of Forms 3, 4 and 5 provided to the Company and the written representations of its directors and executive officers.

                    SOLICITATION AND EXPENSES OF SOLICITATION

     The expenses of preparing and mailing this Proxy Statement and the accompanying form of proxy and the cost of solicitation of proxies on behalf of the Board will be paid by SPSS. Proxies may be solicited by personal interview, mail or telephone. Brokerage houses, other custodians and nominees will be asked whether other persons are beneficial owners of the shares which they hold of record and, if so, they will be supplied with additional copies of the proxy materials for distribution to such beneficial owners. SPSS will reimburse parties holding stock in their names or in the names of their nominees for their reasonable expenses in sending the proxy materials to their principals.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2007 is being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. STOCKHOLDERS NOT RECEIVING A COPY OF THE ANNUAL REPORT ON FORM 10-K MAY OBTAIN ONE WITHOUT CHARGE BY WRITING OR CALLING RAYMOND H. PANZA, SPSS INC., 233 SOUTH WACKER DRIVE, CHICAGO, ILLINOIS 60606, TELEPHONE (312) 651-3000.

                                        By order of the Board of Directors

                                        /s/ Raymond H. Panza

                                        Secretary of SPSS Inc.


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                                   APPENDIX A

                       SPSS INC. LONG TERM INCENTIVE PLAN

     1. PURPOSE. The purpose of this SPSS Inc. Long Term Incentive Plan (known prior to the Effective Date (as defined below) as the SPSS Inc. Second Amended and Restated 2002 Equity Incentive Plan) (the "Plan") is to promote the interests of the stockholders of SPSS Inc., a Delaware corporation (the "Company"), by providing the Company's Directors (as defined below), officers, employees, and independent contractors with an incentive to achieve, and a reward for achieving, increases in stockholder value.

     2. DEFINITIONS. For purposes of this Plan, the following words and phrases shall have the meanings ascribed to them below:

          (a) "Appreciation Right" means a right granted pursuant to Section 8 hereof.

          (b) "Appreciation Right Agreement" means an agreement executed pursuant to Section 8(b) hereof.

          (c) "Award" means any grant of a Right, Restricted Share, Share Unit, or Cash Incentive Award that is granted under the Plan.

          (d) "Board" means the Company's Board of Directors.

          (e) "Cash Incentive Award" is a right granted pursuant to Section 11 hereof.

          (f) "Change of Control" shall be defined, with respect to each Participant, as such term is defined in the Participant's employment agreement or change of control agreement with the Company, if any. With respect to any Participant who has no employment agreement or change of control agreement with the Company, or whose employment agreement does not contain a definition of "Change of Control," such phrase shall mean the occurrence of any one of the following:

               i. the accumulation, by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of thirty-three percent (33%) or more of the then outstanding Common Shares (the "Outstanding Common Stock");

               ii. a merger or consolidation of the Company in which the Company does not survive as an independent public company;

               iii. a sale of all or substantially all of the assets of the Company;

               iv. a triggering event under that certain Amended and Restated Rights Agreement, dated as of August 31, 2004, by and between the Company and Computershare Investor Services, LLC or any amendment, restatement or replacement thereof;

               v. a liquidation or dissolution of the Company; or

               vi. a change in the composition of the Board not previously endorsed by the Board existing as of the Effective Date or the Directors' endorsed successors, as a result of which fewer than a majority of the Directors are Incumbent Directors ("Incumbent Directors" are Directors who either (A) are Directors of the Company as of the Effective Date or (B) are nominated for election to the Board by the Nominating and Corporate Governance Committee and endorsed by the Board existing as of the Effective Date or the Directors' endorsed successors).

               Notwithstanding the foregoing, the following acquisitions shall not constitute a Change of Control for the purposes of the foregoing definition: (i) any acquisitions of common stock or securities convertible into common stock directly from the Company or (ii) any acquisition of common stock or securities convertible into common stock by any employee benefit plan (or related trust) sponsored or maintained by the Company.

          (g) "Change of Control Effective Date" means the date on which a Change of Control becomes effective.

          (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (i) "Company" shall have the meaning ascribed to such term in Section 1 hereof and shall also be interpreted to mean any successor company that adopts the Plan.

          (j) "Common Shares" means shares of the highest-value common stock of the Company, $0.01 par value per share, subject to adjustment by reason of any transaction or event referred to in Section 4(c) hereof. Common Shares issued under this Plan may be shares of original issuance or treasury shares or a combination of the foregoing.

          (k) "Compensation Committee" means a committee appointed by the Board comprised solely of three or more members of the Board who qualify as "independent" under the Nasdaq Stock Market listing standards and as "Non-Employee Directors" as this term is defined by Rule 16b-3. With respect to any Award granted under the Plan which is intended to constitute Performance-Based Compensation (including Option Rights and Appreciation Rights), the "Compensation Committee" shall mean a Compensation Committee consisting solely of two or more "outside directors" within the meaning of
     Section 162(m) of the Code and applicable regulations.

          (l) "Date of Grant" means the date on which the grant of an Award is completed and has become effective.

          (m) "Director" means a member of the Board.

          (n) "Effective Date" means the date on which this Plan is approved by the Stockholders.

          (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (p) A "Full Value Award" is a grant of one or more Common Shares or a right (other than a Right) to receive one or more Common Shares in the future.

          (q) "Incentive Stock Option" means an Option Right granted pursuant to
     Section 6 hereof that is intended to qualify as an "incentive stock option" as that term is defined in Section 422 of the Code or any successor provision and which conforms to the applicable provisions of Section 422 of the Code or any successor provision and applicable regulations.

          (r) "Market Value," as applied to any date, means the price per share of the Common Shares in an amount equal to the closing price of the last sale of the Common Shares as reported by the Nasdaq Stock Market or the principal securities exchange or automated quotation system on which Common Shares were sold on the date when the Market Value per Common Share is to be determined or, if the date is a date on which the Common Shares did not trade, the closing price on the immediately preceding day on which the stock traded.

          (s) "Non-Employee Director" means a Director who is not currently an officer or employee of the Company or any one or more of its Subsidiaries.

          (t) "Nonqualified Stock Option" means an Option Right other than an Incentive Stock Option.

          (u) "Optionee" means the optionee named in an Option Agreement with the Company.

          (v) "Option Agreement" means an agreement executed pursuant to Section 6(b) hereof.

          (w) "Option Price" means the purchase price payable on exercise of an Option Right.

          (x) "Option Right" means the right to purchase Common Shares granted pursuant to Section 6 hereof.

          (y) "Participant" means a person who is approved by the Board to receive benefits under this Plan and who is at the time a Director, officer, employee (including, without limitation, officers and Directors who are employees), or independent contractor of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities; provided, however, that in no event shall the Date of Grant be prior to the date on which the individual actually begins serving in an eligible capacity.

          (z) "Performance-Based Compensation" means compensation that satisfies all requirements for treatment as performance-based compensation within the meaning of Section 162(m) of the Code and applicable regulations.

          (aa) "Performance Criteria" means performance targets based on one or more of the following criteria: (i) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items) or net earnings; (ii) pre-tax income, after-tax income, or net income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth, or rate of revenue growth (either the aggregate total revenue or any specified portion of the Company's revenue); (vi) return on assets (gross or net), return on investment (including cash flow return on investment), return on capital (including return on total capital or return on invested capital), or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) cash flow (before or after dividends), free cash flow (which means operating cash flow less capitalized expenditures and capitalized software as shown on the Company's statements of cash flows), cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital, or cash flow per share (before or after dividends); (x) implementation or completion of critical projects or processes; (xi) economic value added or created (or an equivalent metric); (xii) cumulative earnings per share growth; (xiii) operating margin (i.e., operating income divided by total revenue) or pre-tax or post-tax profit margin; (xiv) share price or performance or total shareholder return; (xv) cost targets, reductions and savings, productivity, and efficiencies; (xvi) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures, and similar transactions, and budget comparisons; (xvii) personal professional objectives, including any of the foregoing performance targets, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations and the completion of other corporate transactions; (xviii) improvement in or attainment of expense levels or working capital levels; (xix) Common Share price as reported on the principal exchange on which such stock is traded; or (xx) any combination of, or a specified increase in, any of the foregoing. Where applicable, the performance targets may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary, or a division or strategic business unit of the Company or a Subsidiary, or may be applied to the performance of the Company relative to a market index, a group of other companies, or a combination thereof, all as determined by the Compensation Committee.

          (bb) "Restricted Shares" means Common Shares issued pursuant to
     Section 9 hereof as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in Section 9 hereof has expired.

          (cc) "Restricted Share Agreement" means an agreement executed pursuant to Section 9(b) hereof.

          (dd) "Right" or "Rights" means one or more Appreciation Right(s) or Option Right(s), either individually or collectively, as the case may be.

          (ee) "Rule 16b-3" means rule 16b-3 promulgated under the Exchange Act (or any successor rule substantially to the same effect), as in effect from time to time.

          (ff) "Securities Act" means the Securities Act of 1933, as amended.

          (gg) "Share Unit" means a right to receive at a future time a single Common Share (or other equivalent payment as specified in the applicable Share Unit Agreement) granted pursuant to Section 10 hereof.

          (hh) "Share Unit Agreement" means an agreement for the award of Share Units executed pursuant to Section 10(b) hereof.

          (ii) "Spread" means (i) the excess of the Market Value of the Common Shares on the date when an Appreciation Right is exercised, over the price at which the Appreciation Right was granted, as set forth in the applicable Appreciation Right Agreement, or (ii) the excess of the Market Value of the Common Shares on the date when an Option Right is exercised over the Option Price, as set forth in the applicable Option Agreement.

          (jj) "Stockholders" shall mean the owners of the issued and outstanding Common Shares.

          (kk) "Subsidiary" means any corporation with respect to which the Company directly or indirectly owns (as of the Effective Date or thereafter) stock possessing 50% or more of the voting power as described in Section 424(f) of the Code.

     3.  PLAN ADMINISTRATION.

          (a) Administration. This Plan shall be administered by the Board or, if and to the extent that the Board has delegated this authority to the Compensation Committee, by the Compensation Committee. For avoidance of doubt, it is understood that by adopting this Plan, the Board has expressly delegated exclusive authority to administer this Plan to the Compensation Committee and such delegation shall be effective unless and until the Board shall by resolution approved after the adoption of this Plan specifically rescind such delegation of authority. When used in this Plan with respect to the rights and duties of the Board, the term "Board" shall mean the Board or the Compensation Committee, if the Board has delegated the applicable power to the Compensation Committee pursuant to this Section 3(a). Notwithstanding the foregoing or any other provision of the Plan, with respect to any Award that is intended to be Performance-Based Compensation, all actions with respect to such Award shall be taken by the Compensation Committee.

          (b) Authority of the Board.

               i. The Board shall take such actions as are required to be taken by it hereunder, may take the actions permitted to be taken by it hereunder, and shall have the authority, subject to the provisions of the Plan, to establish, adopt, and revise such rules and regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Board's decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Each determination, interpretation, or other action made or taken by the Board pursuant to the provisions of the Plan or any agreement, notification, or document evidencing the grant of an Award shall be conclusive and binding for all purposes and on all persons, including, without limitation, the Company and its Subsidiaries, the Stockholders, the Compensation Committee, the Board and each of its respective members, the Directors, officers, and employees of the Company and its Subsidiaries, and the Participants and their respective successors in interest. Without limiting the generality or effect of any provision of the Certificate of Incorporation of the Company, no member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan.

               ii. The provisions of Sections 6, 8, 9, 10, 11, and 12 hereof shall be interpreted as authorizing the Board, in taking any action under or pursuant to this Plan, to take any action it determines in its sole discretion to be appropriate subject only to the express limitations therein contained, and no authorization in any such Section or other provision of this Plan is intended or may be deemed to constitute a limitation on the authority of the Board.

               iii. The existence of this Plan or any right granted or other action taken pursuant hereto shall not affect the authority of the Board or the Company to take any other action, including in respect of the grant or award of any option, security, or other right or benefit, whether or not authorized by this Plan, subject only to limitations imposed by applicable law as from time to time applicable thereto.

               iv. Notwithstanding any other provision of the Plan or of any agreement evidencing the grant of an Award, the Board shall have the discretion to modify any Award to the extent necessary to comply with applicable international local laws.

     4.  SHARES AVAILABLE UNDER THE PLAN; LIMITATIONS.

          (a) Authorized Number of Common Shares and Other Limitations. Subject to adjustment as provided in Section 4(c) hereof:

               i. The number of Common Shares that may be issued or transferred under this Plan upon the exercise of Option Rights that qualify as Incentive Stock Options may not exceed a maximum of 79,646.

               ii. The number of Common Shares that may be issued or transferred under this Plan upon the exercise of Option Rights that qualify as Nonqualified Stock Options or of Appreciation Rights, as Restricted Shares and released from substantial risks of forfeiture thereof, upon vesting and payment of Share Units, and upon vesting and payment of any other Award (other than Incentive Stock Options), may not exceed a maximum of 4,420,354.

               iii. The number of Common Shares that may be subject to Option Rights or Appreciation Rights that are intended to constitute Performance-Based Compensation and that are granted to a Participant in any single calendar year shall not exceed 500,000. For purposes of this Section 4(a)(iii) if an Option Right is in tandem with an Appreciation Right, such that the exercise of the Option Right or Appreciation Right with respect to a Common Share cancels the tandem Appreciation Right or Option Right, respectively, with respect to such share, the tandem Option Right and Appreciation Right with respect to each Common Share shall be counted as covering only one Common Share for purposes of applying the limitations of this Section 4(a)(iii).

               iv. For Full Value Awards that are intended to be Performance-Based Compensation, no more than 500,000 Common Shares may be delivered pursuant to such Awards granted to any one Participant during any one-calendar-year period (regardless of whether settlement of the Award is to occur prior to, at the time of, or after the time of vesting) (pro rated for performance periods that are greater or less than twelve months); provided, however, that (A) if such Awards are denominated in Common Shares but an equivalent amount of cash is delivered in lieu of delivery of Common Shares, the foregoing limit shall be applied based on the methodology used by the Compensation Committee to convert the number of Common Shares into cash and (B) if delivery of Common Shares or cash is deferred until after Common Shares have been earned, any adjustment in the amount delivered to reflect actual or deemed investment experience after the date the shares are earned shall be disregarded.

               v. For Cash Incentive Awards that are intended to be Performance-Based Compensation, the maximum amount payable to any Participant with respect to any twelve month performance period shall equal $5,000,000 (pro rated for performance periods that are greater or less than twelve months); provided, however, that (A) if such Awards are denominated in cash but an equivalent amount of Common Shares is delivered in lieu of delivery of cash, the foregoing limit shall be applied to the cash based on the methodology used by the Compensation Committee to convert the cash into Common Shares and (B) if delivery of Common Shares or cash is deferred until after cash has been earned, any adjustment in the amount delivered to reflect actual or deemed investment experience after the date the cash is earned shall be disregarded.

          (b) Reservation and Reuse of Common Shares. Upon the grant of any Award pursuant to this Plan, there shall be reserved such number of Common Shares as would be necessary to fully satisfy such Award (assuming for this purpose that all Awards become fully vested and exercisable (to the extent applicable), all forfeiture restrictions lapse with respect to all Awards and that all Awards are satisfied by the issuance of Common Shares unless the Award specifically provides that it may be satisfied only by a cash payment). If, following such reservation, any Award shall be exercised or shall terminate, be cancelled, or otherwise expire without requiring the Company to use all of the Common Shares reserved with respect to such Award to satisfy its obligations thereunder, the Common Shares that were reserved, but were not used to satisfy the Company's obligation, with respect to the exercised, terminated, cancelled, or otherwise expired Award shall again become available for reservation with respect to the grant of additional Awards pursuant to this Plan.

          (c) Adjustments. Subject to Sections 6(j) and 8(h) hereof, if the Board determines that (i) any stock dividend, stock split, combination of shares, recapitalization, or other change in the capital structure of the Company, (ii) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation, or other distribution of assets or issuance of rights or warrants to purchase securities, or (iii) any other corporate transaction or event having an effect similar to any of the foregoing, would result in the dilution or enlargement of the rights of Participants, then the Board shall make or provide for adjustments in (A) the number of shares specified in Section 4(a) hereof as the Board may determine is appropriate to reflect any transaction or event described in this Section 4(c), or (B) the number of Common Shares covered by outstanding Awards granted hereunder, the prices per share applicable to such Awards, and the kind of shares covered thereby. Notwithstanding the foregoing, any adjustment which by reason of this Section 4(c) is not required to be made currently shall be carried forward and taken into account in any subsequent adjustment. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Awards so replaced.

     5. ELIGIBILITY. Awards may be granted under the Plan to those Participants as the Board from time to time selects.

     6. OPTION RIGHTS. The Board may from time to time authorize the grant to Participants of Option Rights upon such terms and conditions as it may determine in accordance with the following provisions set forth below. Option Rights may be granted either in connection with, or independently of, the grant of any other Award.

          (a) Form of Option Rights. Option Rights granted under this Plan may be (i) Incentive Stock Options, (ii) Nonqualified Stock Options, or (iii) a combination of the foregoing. An Incentive Stock Option may be granted only to a Participant who, at the time the Incentive Stock Option is granted, is approved by the Board to receive an Incentive Stock Option and, at the time, is an employee of the Company or of one or more of its Subsidiaries. An Incentive Stock Option may be granted only as permitted by the Code and pursuant to the conditions set forth in this Section 6 and Section 7 hereof.

          (b) Option Agreements. Each grant of Option Rights shall be evidenced by an Option Agreement executed on behalf of the Company by an officer, Director, or, if authorized by the Board, employee of the Company and delivered to the Optionee, which agreement shall describe such Option Rights, state that such Option Rights are subject to all the terms and conditions of this Plan and contain such other terms and provisions as the Board may approve, except that in no event shall any such Option Agreement include any provision prohibited by the express terms of this Plan. The Option Agreement shall be consistent with the form of Option Agreement adopted by the Board and amended from time to time, for the purpose of granting Option Rights. Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code and applicable regulations.

          (c) Option Grants.

               i. Discretionary Grants. A Participant, other than a Non-Employee Director who shall receive Option Right grants exclusively pursuant to Section 6(c)(ii) hereof, may be granted one or more Option Rights under the Plan, and such Option Rights shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as are determined by the Board in its sole discretion. For each grant of an Option Right, the Board shall specify (A) the number of Common Shares to which the grant pertains and (B) whether the grant consists of Incentive Stock Options, Nonqualified Stock Options or both Incentive Stock Options and Nonqualified Stock Options.

               ii. Formula Grants. An Option Right to purchase 10,000 Common Shares (the "Initial Option Right Grant") shall be automatically granted to each Non-Employee Director on the initial date that each such Non-Employee Director is first elected as a new Director of the Company at an annual meeting of Stockholders held for the purpose of electing Directors or appointed to the Board. In addition, on the first business day of the first month following the date of each annual meeting of Stockholders held for the purpose of electing Directors, an Option Right to purchase 5,000 Common Shares (the "Annual Option Right Grant") shall be automatically granted to each Non-Employee Director serving as a member of the Board on such date; provided, however, that, if a Non-Employee Director is first elected as a new Director of the Company at an annual meeting of Stockholders held for the purpose of electing Directors or is first appointed to the Board within the calendar month prior to, or in which occurs, the date on which the Annual Option Right Grant is made for such year, such Non-Employee Director shall not be entitled to receive the Annual Option Right Grant during the year in which such Non-Employee Director was initially elected as a member of or appointed to the Board. Notwithstanding any other provision of this Plan relating to the discretion of the Board to determine the terms of the Option Rights granted pursuant hereto, each Option Right granted pursuant to this
          Section 6(c)(ii) shall (A) be granted with an exercise price equal to the Market Value on the Date of Grant, (B) be a Nonqualified Stock Option and (C) (1) with respect to the Initial Option Right Grant, shall vest ratably over a three-year period and
          (2) with respect to the Annual Option Right Grant, shall vest in full immediately upon the Date of Grant.

          (d) Option Exercise Price.

               i. Incentive Stock Options. The per share price to be paid by the Participant at the time an Incentive Stock Option is exercised shall be determined by the Board in its sole discretion at the Date of Grant; provided, however, that such price shall not be and shall never become less than (A) 100% of the Market Value of one Common Share on the Date of Grant or (B) 110% of the Market Value of one Common Share on the Date of Grant if, at that time the Option Right is granted, the Participant owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code).

               ii. Nonqualified Stock Options. The per share price to be paid by the Participant at the time a Nonqualified Stock Option is exercised shall be determined by the Board in its sole discretion at the Date of Grant; provided, however, that such price shall not be and shall never become less than 100% of the Market Value of one Common Share on the Date of Grant.

          (e) Term of Option Rights.

               i. Incentive Stock Options. The period during which an Incentive Stock Option may be exercised shall be fixed by the Board in its sole discretion at the time such Option Right is granted; provided, however, that in no event shall such period exceed ten (10) years from the Date of Grant or, in the case of a Participant who owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code), five (5) years from the Date of Grant.

               ii. Nonqualified Stock Options. The period during which a Nonqualified Stock Option may be exercised shall be fixed by the Board in its sole discretion at the time such Option Right is granted; provided, however, that in no event shall such period exceed ten (10) years from the Date of Grant.

          (f) Exercise of Options. Each grant of an Option Right shall specify the period(s) of continuous service by the Participant with the Company or any Subsidiary which is necessary before the Option Right or installments thereof shall vest and become exercisable and may provide for the earlier exercise of such Option Right on such terms as the Board determines. To the extent that the right to purchase Common Shares has accrued thereunder, an Option Right may be exercised, in whole or in part, from time to time by written notice to the Company, in accordance with the procedures set forth in the Option Agreement.

          (g) Payment of Exercise Price.

               i. Each grant shall specify whether the Option Price is payable
          (A) in cash, (B) by the actual or constructive transfer to the Company of nonforfeitable, unrestricted Common Shares already owned by the Optionee (or other consideration authorized pursuant to Section 6(g)(ii) hereof) having an actual or constructive value as of the time of exercise as determined by the Board or in accordance with the applicable Option Agreement referred to in Section 6(b) hereof, equal to the total Option Price, (C) by having the Company reduce the number of Common Shares distributed to the Optionee by a number of Common Shares with a Market Value per Common Share, as of the date of exercise, equal to the Option Price of the Common Shares, (D) by deferred payment of the full purchase price of the Common Shares from the proceeds of a sale, through a bank or broker, on the exercise date of some or all of the Common Shares underlying the Option Right to which such exercise relates, or (E) by a combination of such methods of payment. In connection with a constructive transfer pursuant to
          Section 6(g)(i)(B) hereof, a Participant may provide an attestation letter in form acceptable to the Company requesting that the Company issue and transfer to the Participant, in full satisfaction of such exercise, Common Shares having a value net of the exercise price and any applicable withholding taxes.

               ii. The Board may determine, at or after the Date of Grant, that payment of the Option Price of any option (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are forfeitable or subject to restrictions on transfer, or other Option Rights (based on the Spread on the date of exercise). Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Right is exercised in whole or in part by means of any of the forms of consideration specified in this Section 6(g)(ii), the Common Shares received upon the exercise of the Option Rights shall be subject to such risk of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent of (A) the number of shares or Share Units surrendered in payment of the Option Price or (B) the Spread of any unexercisable portion of Option Rights surrendered in payment of the Option Price.

               iii. Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on the exercise date of some or all of the shares to which such exercise relates.

          (h) Reload Policy. In the event that a Participant serving in a management position at the Company tenders by attestation Common Shares in payment or partial payment of either the Option Price or any withholding taxes, additional Option Rights may be granted to such Participant, subject to Board approval. The number of additional Option Rights shall equal the number of Common Shares constructively tendered in payment or partial payment of either the Option Price or any withholding taxes.

          (i) Successive Grants. Successive grants of Option Rights may be made to the same Participant whether or not any other Award previously granted to such Participant remains outstanding and/or unexercised.

          (j) Modification. Notwithstanding any provision of this Plan or any Option Agreement to the contrary, no modification shall be made in respect to any Option Right, if such modification would result in the Option Right constituting a deferral of compensation or having an additional deferral feature within the meaning of Section 409A of the Code and applicable regulations or other guidance issued thereunder.

          (k) Post-Termination Exercises. The Board shall establish and set forth in each Option Agreement that evidences an Option Right whether the Option Right shall continue to be exercisable, and the terms and conditions of such exercise, if a Participant ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived by the Board at any time.

     7.  ADDITIONAL INCENTIVE STOCK OPTION LIMITATIONS.

          (a) Dollar Limitation. To the extent the aggregate Market Value (determined as of the Date of Grant) of Common Shares with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Optionee holds two or more Incentive Stock Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Incentive Stock Options are granted.

          (b) Eligible Employees. Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 7(b), "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of Section 424(e) and 424(f) of the Code.

          (c) Exercisability. An Option Right designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death; provided, however, that, in the case of termination of employment due to disability, as defined in Section 22(e)(3) of the Code, such Incentive Stock Option must be exercised within one year after such termination. In the case of termination of employment due to the death of the employee, an Incentive Stock Option must be exercised within one year after such termination. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Optionee's reemployment rights are guaranteed by statute or contract.

     8. APPRECIATION RIGHTS. The Board may from time to time authorize the grant to Participants of Appreciation Rights upon such terms and conditions as it may determine in accordance with the provisions set forth below. Appreciation Rights may be granted either in connection with, or independently of, the grant of any other Award.

          (a) Form of Appreciation Right. An Appreciation Right shall be expressed as the right to receive from the Company consideration with a value equal to the Spread for a specified number of Common Shares between the measurement or base price of a Common Share stated in the Appreciation Right Agreement and the Market Value of a Common Share on the date the Appreciation Right is exercised.

          (b) Appreciation Right Agreement. Each grant of Appreciation Rights shall be evidenced by an Appreciation Right Agreement executed on behalf of the Company by an officer, Director, or, if authorized by the Board, employee of the Company and delivered to the Participant, which agreement shall describe such Appreciation Rights, state that such Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions as the Board may approve, except that in no event shall such Appreciation Right Agreement include any provision prohibited by the express terms of this Plan. The Appreciation Right Agreement shall be consistent with the form of Appreciation Right Agreement adopted by the Board and amended from time to time, for the purpose of granting Appreciation Rights.

          (c) Measurement or Base Price. The measurement or base price used to determine the value of an Appreciation Right at the time an Appreciation Right is exercised shall be determined by the Board in its sole discretion at the Date of Grant; provided, however, that such price shall not be and shall never become less than 100% of the Market Value of one Common Share on the Date of Grant.

          (d) Term of Appreciation Rights. The term during which an Appreciation Right may be exercised shall be fixed by the Board in its sole discretion at the time such Appreciation Right is granted; provided, however, that in no event shall such period exceed ten (10) years from the Date of Grant.

          (e) Exercise of Appreciation Rights. Each grant of an Appreciation Right shall specify the period(s) of continuous service by the Participant with the Company or any of its Subsidiaries which is necessary before the Appreciation Right or installments thereof shall vest and become exercisable and may provide for the earlier exercise of such Appreciation Right on such terms as the Board determines. To the extent that the Appreciation Right has become exercisable, an Appreciation Right may be exercised, in whole or in part, from time to time by written notice to the Company in accordance with the procedures set forth in the Appreciation Right Agreement.

          (f) Terms of Grant.

               i. Any grant may provide that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares, or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

               ii. Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board as of the Date of Grant.

          (g) Successive Grants. Successive grants of Appreciation Rights may be made to the same Participant whether or not any other Award previously granted to such Participant remains outstanding and/or unexercised.

          (h) Modification. Notwithstanding any provision of this Plan or any Appreciation Right Agreement to the contrary, no modification shall be made in respect to any Appreciation Right, if such modification would result in the Appreciation Right constituting a deferral of compensation or having an additional deferral feature within the meaning of Section 409A of the Code and applicable regulations or other guidance issued thereunder.

          (i) Post-Termination Exercise. The Board shall establish and set forth in each Appreciation Right Agreement that evidences an Appreciation Right whether the Appreciation Right shall continue to be exercisable, and the terms and conditions of such exercise, if a Participant ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived by the Board at any time.

     9. RESTRICTED SHARES. The Board may from time to time authorize the transfer or issuance to Participants of Restricted Shares upon such terms and conditions it may determine in accordance with the provisions set forth below. Restricted Shares may be granted either in connection with, or independently of, the grant of any other Award.

          (a) Ownership of Restricted Shares. All Restricted Shares transferred or issued to a Participant shall be legally and beneficially owned by the Participant from the date of transfer or issuance (entitling such Participant to voting, dividend, and other ownership rights), but subject to the risk of forfeiture as provided below, unless and until such shares are forfeited by the Participant in accordance with the Restricted Share Agreement applicable to such Restricted Shares.

          (b) Restricted Share Agreement. Each issuance or transfer of Restricted Shares shall be evidenced by a Restricted Share Agreement executed on behalf of the Company by an officer, Director, or, if authorized by the Board, employee of the Company and delivered to the Participant, which agreement shall describe such Restricted Shares, state that such Restricted Shares are subject to all the terms and conditions of this Plan and contain such other terms and provisions as the Board may approve, except that in no event shall any such Restricted Share Agreement include any provision prohibited by the express terms of the Plan. The Restricted Share Agreement shall be consistent with the form of Restricted Share Agreement adopted by the Board and amended from time to time, for the purpose of issuing Restricted Shares.

          (c) Share Certificates. All certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon have lapsed, together with a stock power executed by the Participant in whose name such certificates are registered, endorsed in blank and covering determination by the Board that an event causing the forfeiture of the Restricted Shares has occurred.

          (d) Consideration. Each such issuance or transfer may be made without additional consideration.

          (e) Substantial Risk of Forfeiture, Restrictions and Forfeiture.

               i. The Restricted Share Agreement applicable to each transfer or issuance of Restricted Shares shall specify the period(s) and/or event(s) during and/or as a result of which the Restricted Shares shall be subject to forfeiture. Such period(s) and/or event(s) shall be determined by the Board at the Date of Grant in its sole discretion; provided, however, that the Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of
          Section 83 of the Code.

               ii. During the period when any Common Shares transferred or issued as Restricted Shares remain subject to a substantial risk of forfeiture, the Participant to whom such Common Shares were transferred or issued may not transfer or otherwise dispose of such Common Shares and any attempt by a Participant to transfer or otherwise dispose of Common Shares that remain subject to a substantial risk of forfeiture shall result in the immediate forfeiture of such Common Shares.

               iii. In the event that any Restricted Shares are forfeited pursuant to Section 9(e)(ii) hereof or the provisions of the applicable Restricted Share Agreement, the Company may cancel, reacquire or otherwise transfer the forfeited Common Shares without payment of any consideration to the Participant with respect to such forfeited Common Shares. In the event that the Company is, at the time a forfeiture occurs, holding a certificate representing both Common Shares that have been forfeited and Common Shares as to which the risk of forfeiture has lapsed, the Company shall issue a new certificate in the name of the Participant representing the number of Common Shares as to which the risk of forfeiture has lapsed as soon a practicable following the event of forfeiture.

          (f) Dividends. Subject to Section 17(g) hereof, the Compensation Committee may, in its sole discretion, provide that dividends shall be payable on Restricted Shares granted under this Plan. Any such dividends shall be payable in cash, unless otherwise provided for under the applicable Restricted Share Agreement. Cash dividends on Restricted Shares that are the subject of a Restricted Share Agreement shall be automatically reinvested in additional Restricted Shares. Any cash dividend so reinvested shall vest and shall be distributed at the same time as the Restricted Shares to which it relates.

          (g) Successive Grants. Successive grants of Restricted Shares may be made to the same Participant whether or not any other Award previously granted to such Participant remains outstanding and/or unexercised.

     10. SHARE UNITS. The Board may from time to time authorize the issuance to Participants of Share Units upon such terms and conditions it may determine in accordance with the provisions set forth below. Share Units may be granted either in connection with, or independently of, the grant of any other Award. Share Units that are granted pursuant to Section 10(c) hereof are referred to hereinafter as "Restricted Share Units." Share Units that are granted pursuant to Section 10(d) hereof are referred to hereinafter as "Deferred Share Units."

          (a) No Ownership Rights; Nontransferability.  Except as provided in
     Section 10(f) hereof, Share Units shall not confer upon Participants any of the rights associated with ownership of Common Shares, including, without limitation, the right to vote or to receive dividends. Share Units may not be sold, assigned, transferred, disposed of, pledged, hypothecated, or otherwise encumbered. Any attempt by a Participant to transfer or otherwise dispose of Share Units shall be void and of no effect.

          (b) Share Unit Agreement. Each issuance or transfer of Share Units shall be evidenced by a Share Unit Agreement executed on behalf of the Company by an officer, Director, or, if authorized by the Board, employee of the Company and delivered to the Participant, which agreement shall describe such Share Units, state that such Share Units are subject to all the terms and conditions of this Plan and contain such other terms and provisions as the Board may approve, except that in no event shall any such Share Unit Agreement include any provision prohibited by the express terms of the Plan. The Share Unit Agreement shall be consistent with the form of Share Unit Agreement adopted by the Board and amended from time to time, for the purpose of issuing Share Units.

          (c) Discretionary Grants.

               i. General. A Participant, other than a Non-Employee Director who shall receive Deferred Share Unit grants exclusively pursuant to
          Section 10(d) hereof, may be granted one or more Restricted Share Units under the Plan, and such Restricted Share Units shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as are determined by the Board in its sole discretion.

               ii. Terms. The Share Unit Agreement applicable to each transfer or issuance of Restricted Share Units under this Section 10(c) shall specify both (A) the number of Restricted Share Units included in the grant and (B) the period(s) and/or event(s) during and/or as a result of which the Restricted Share Units shall be subject to a substantial risk of forfeiture (as defined for purposes of Section 409A of the Code), to be determined in each case by the Board in its sole discretion.

               iii. Payment. Restricted Share Units granted under this Section 10(c) that have not been forfeited pursuant to the terms of a Share Unit Agreement shall be paid in an equal number of Common Shares, unless otherwise provided under the terms of the Share Unit Agreement, on the date on which the Share Units are no longer subject to a substantial risk of forfeiture (the "Vesting Date").

          (d) Formula Grants.

               i. Deferred Share Unit Awards. A number of Deferred Share Units to be calculated in accordance with Section 10(d)(ii) hereof (the "Initial DSU Grant") shall be automatically awarded to each Non-Employee Director on the initial date that each such Non-Employee Director is first elected as a new Director of the Company at an annual meeting of Stockholders held for the purpose of electing Directors or is appointed to the Board (the "Initial DSU Grant Payment Date"). In addition, on the first business day of the first month following the date of each annual meeting of Stockholders held for the purpose of electing Directors (the "Annual DSU Grant Payment Date"), a number of Deferred Share Units to be calculated in accordance with
          Section 10(d)(ii) hereof (the "Annual DSU Grant") shall be automatically granted to each Non-Employee Director serving as a member of the Board on such date; provided, however, that, if a Non-Employee Director is first elected as a new Director of the Company at an annual meeting of Stockholders held for the purpose of electing Directors or is first appointed to the Board within the calendar month prior to, or in which occurs, the Annual DSU Grant Payment Date for such year, such

          Non-Employee Director shall not be entitled to receive the Annual DSU Grant during the year in which such Non-Employee Director was initially elected as a member of or appointed to the Board.

               ii. Calculation of Deferred Share Unit Awards. The amount of each Initial DSU Grant and each Annual DSU Grant shall be determined by the following formula:

                                              A
Initial DSU Grant / Annual DSU Grant    =     --
                                              B



Where:
A =     $30,000, and
B =     the Market Value of a single Common Share on the Initial
        DSU Grant Payment Date or the Annual DSU Grant Payment
        Date, as applicable.


          No fractional Deferred Share Unit shall be awarded; rather, any fractional Deferred Share Unit that results from the calculation described in the preceding formula shall be rounded up to a single whole unit.

               iii. Nonforfeitability; Exceptions. Except as otherwise provided in this Section 10(d)(iii), each Deferred Share Unit granted pursuant to this Section 10(d) shall vest on the earlier of (A) the one year anniversary of the applicable Initial DSU Grant Payment Date or Annual DSU Grant Payment Date or (B) the date on which the applicable Non-Employee Director's directorship terminates other than for Cause (as defined below). Any outstanding and unpaid Deferred Share Units granted to a Non-Employee Director, whether or not vested, shall be forfeited immediately if and when (1) the Non-Employee Director is dismissed from the Board for Cause or (2) within six months after the Non-Employee Director's separation from service with the Company, the Non-Employee Director acts or refuses to act in such a way as would have resulted in the Non-Employee Director's dismissal from the Board for Cause, had the Non-Employee Director continued in service with the Company. "Cause," for purposes of this Section 10(d)(iii), means any willful act or refusal to act by the Non-Employee Director that is inimical, contrary or harmful to the interests of the Company, as determined by the Board in its sole discretion, including, but not limited to, (I) any act or refusal to act related to the Non-Employee Director's service with the Company that gives rise or may give rise to a criminal indictment or civil liabilities; (II) violation of the Company's policies; or (III) disclosure or misuse of any confidential information or materials regarding the Company or any trade secrets belonging to the Company.

               iv. Payment. Deferred Share Units granted under this Section 10(d) shall be paid in an equal number of Common Shares, unless otherwise provided under the terms of the Share Unit Agreement, solely in the following manner: (A) fifty percent (50%) of the vested Deferred Share Units shall be paid to the Non-Employee Director on the date on which the Non-Employee Director separates from service with the Company and (B) the remaining fifty percent (50%) of the vested Deferred Share Units shall be paid to the Non-Employee Director on the date which is six months after the date on which the Non-Employee Director separates from service with the Company. If payment on either of these dates is administratively impracticable, the payment shall be made as soon as administratively practicable thereafter, but in any event no later than the last day of the calendar year in which the payment otherwise would have occurred.

               v. No Acceleration. Notwithstanding any other provision of this Plan or any Share Unit Agreement to the contrary, the timing or schedule of any payment of Deferred Share Units granted under this
          Section 10(d) shall not be accelerated for any reason, and the Board shall not have the discretion to authorize the acceleration of any such payment for any reason, except as specifically permitted under
          Section 409A of the Code and applicable regulations and other guidance issued thereunder.

          (e) Consideration. Each issuance or transfer of Share Units may be made without additional consideration.

          (f) Dividend Equivalents. Subject to Section 17(g) hereof, the Compensation Committee may, in its sole discretion, provide that dividend equivalents shall be payable on Share Units granted under this Plan. Any such dividend equivalents shall be payable in cash, unless otherwise provided for under the applicable Share Unit Agreement. Cash dividend equivalents on Share Units that are the subject of a Share Unit Agreement shall be automatically credited in the form of additional Share Units. Any cash dividend equivalent so credited shall vest and shall be distributed at the same time as the Share Units to which it relates.

          (g) Successive Grants. Successive grants of Share Units may be made to the same Participant whether or not any other Award previously granted to such Participant remains outstanding and/or unexercised.

     11. CASH INCENTIVE AWARDS. The Compensation Committee may from time to time grant to Participants the right to receive a payment of cash (or in the discretion of the Compensation Committee, Common Shares having value equivalent to the cash otherwise payable) that is contingent on achievement of performance objectives over a specified period established by the Compensation Committee. A Cash Incentive Award may also be contingent on such other conditions, restrictions and contingencies determined by the Compensation Committee.

     12. PERFORMANCE-BASED COMPENSATION. Unless otherwise specified by the Compensation Committee, Rights granted under the Plan are intended to constitute Performance-Based Compensation. The Compensation Committee may designate a Full Value Award or Cash Incentive Award granted to any Participant as Performance-Based Compensation. To the extent required by Section 162(m) of the Code, any Full Value Award or Cash Incentive Award so designated shall be conditioned on the achievement of one or more performance targets as determined by the Compensation Committee and the following additional requirements shall apply:

          (a) The performance targets established for the performance period established by the Compensation Committee shall be objective (as that term is described in regulations under Section 162(m) of the Code), and shall be established in writing by the Compensation Committee not later than 90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed), and while the outcome as to the performance targets is substantially uncertain. The performance targets established by the Compensation Committee may be with respect to corporate performance, operating group or sub-group performance, individual company performance, other group or individual performance, or division performance, and shall be based on one or more of the Performance Criteria. The performance targets may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur).

          (b) Notwithstanding paragraph (a) above, the Compensation Committee shall have the authority to exclude the impact of charges for restructurings, discontinued operations or unanticipated organizational changes (including acquisitions and divestitures), items determined by the Compensation Committee to be extraordinary items and other one-time, unusual prior year items or non-recurring events, non-operating items impacting reported revenue and/or earnings per share, out of period charges which are not incurred in the projected period and the cumulative effects of tax or accounting principles identified in financial statements, notes to financial statements, management's discussion, and analysis or other filings with the United States Securities and Exchange Commission.

          (c) Each performance target shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Compensation Committee.

          (d) A Participant otherwise entitled to receive a Full Value Award or Cash Incentive Award for any performance period shall not receive a settlement or payment of the Award until the Compensation Committee has determined that the applicable performance target(s) have been attained. To the extent that the Compensation Committee exercises discretion in making the determination required by this Section 12(b) such exercise of discretion may not result in an increase in the amount of the payment.

     Nothing in this Section 12 shall preclude the Board or the Compensation Committee from granting Full Value Awards or Cash Incentive Awards under the Plan or the Board, Compensation Committee, the Company or any Subsidiary from granting any Cash Incentive Awards outside of the Plan that are not intended to be Performance-Based Compensation; provided, however, that, at the time of grant of Full Value Awards or Cash Incentive Awards by the Compensation Committee, the Compensation Committee shall designate whether such Awards are intended to constitute Performance-Based Compensation. To the extent that the provisions of this Section 12 reflect the requirements applicable to Performance-Based Compensation, such provisions shall not apply to the portion of an Award, if any, that is not intended to constitute Performance-Based Compensation.

     13.  TRANSFERABILITY.

          (a) No Award granted under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution, except, in the case of an Option Right granted to an Optionee who is not a Director or officer of the Company, to a fully revocable trust of which the Optionee is treated as the owner for federal income tax purposes. Rights shall be exercisable during a Participant's life only by him or by his guardian or legal representative. The Board may impose additional restrictions on transfer as well.

          (b) The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Rights, (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 9(e) hereof, or (iii) issuable in connection with a vesting or payment event described in Section 10 hereof, shall be subject to further restrictions on transfer.

     14. FRACTIONAL SHARES. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions and for the settlement of fractions in cash.

     15. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local, or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements may include relinquishment of a portion of such benefit.

     16.  CANCELLATIONS, SUSPENSION AND AMENDMENT.

          (a) Cancellation and Suspension. The Board, in its sole discretion, may cancel or suspend this Plan; provided, however, that no such cancellation or suspension shall effect the continuation or validity of any Award arising pursuant to this Plan prior to such cancellation or suspension.

          (b) Amendments. Subject to the limitations set forth below, this Plan may be amended as follows:

               i. Except for Material Amendments (as defined below), the Board, in its sole discretion, may amend this Plan in such respects as the Board deems advisable.

               ii. With respect to Material Amendments, such amendments must first be adopted by the Board and then submitted for approval by the Company's Stockholders in accordance with all applicable laws, regulations and rules. No Material Amendment shall be effective without, or prior to obtaining, Stockholder approval.

          (c) Prohibited Amendments. Notwithstanding the provisions of Section 16(b) hereof, no amendment to this Plan shall be effective if such amendment would cause Rule 16b-3 to become inapplicable to the Plan during any period which the Company has any class of equity securities registered pursuant to Section 13 or 15 of the Exchange Act.

          (d) Definition of Material Amendment. For purposes of this Section 16, the term "Material Amendment" shall mean any material modification of the terms of the Plan, including without limitation (i) any increase in the number of shares to be issued under the Plan (other than as authorized by Section 4(c) hereof), (ii) any material increase in the benefits to Participants, including any change in the Plan to (A) permit a repricing (which shall mean a decrease in the exercise price of outstanding Rights),
     (B) reduce the price at which Rights, Restricted Shares or Share Units may be offered or (C) extend the duration of the Plan, (iii) any modification of the class of Participants eligible to participate in the Plan, (iv) any expansion in the types of Awards provided under the Plan, and (v) any other amendment that would qualify as a "material amendment" under the Nasdaq Stock Market listing standards, as amended from time to time.

          (e) Death, Disability or Retirement. In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds a Right not immediately exercisable in full or any Restricted Shares or Share Units as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 13(b) hereof, the Board may take such action as it deems equitable in the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any other limitation or requirement under any such Award.

     17.  MISCELLANEOUS.

          (a) Continued Employment or Service. This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate or modify the terms of such Participant's employment or other service at any time.

          (b) Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans or programs entered into by the Company. The Plan shall be construed to be in addition to any and all such other plans or programs. Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

          (c) Severability. To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right, but shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

          (d) Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof. If any provision of this Plan is held to be invalid or unenforceable, no other provision of this Plan shall be affected thereby.

          (e) Compliance with Laws. The Plan is intended to conform to the extent necessary with Code, the Securities Act, the Exchange Act, all rules and regulations promulgated by the Securities and Exchange Commission pursuant to the Securities Act and the Exchange Act, and the listing standards of the Nasdaq Stock Market. The Plan shall be administered, and the awards granted and exercised, only in such a manner as to conform to these laws, rules, and regulations. Any Common Shares delivered under the Plan shall be subject to such restrictions, and the Participant acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company deems necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and the awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules, and regulations.

          (f) Effective Date. The effective date of the 2002 Equity Incentive Plan (the "Original Plan") was January 1, 2002 (the "Original Plan Effective Date"). The effective date of the Amended and Restated 2002 Equity Incentive Plan (the "Amended and Restated Plan") was October 28, 2004 (the "Amended and Restated Plan Effective Date"). The effective date of the Second Amended and Restated 2002 Equity Incentive Plan (the "Second Amended and Restated Plan") was April 27, 2006 (the "Second Amended and Restated Plan Effective Date"). The Second Amended and Restated Plan is hereby amended, restated, and continued with an effective date of the Effective Date and shall hereinafter be known as the SPSS Inc. Long Term Incentive Plan. The Original Plan Effective Date, the Amended and Restated Plan Effective Date, the Second Amended and Restated Plan Effective Date and the Effective Date, respectively, apply to any Awards issued and outstanding pursuant to the Original Plan, the Amended and Restated Plan, the Second Amended and Restated Plan and this Plan, respectively; provided, however, that any provisions relating to Section 409A of the Code contained in this Plan shall apply to any Award under the Plan that is subject to
     Section 409A of the Code, regardless of whether it was granted before, on or after the Effective Date. All provisions of this Plan relating to
     Section 409A of the Code shall be effective as of January 1, 2008. This Plan shall be effective only upon the approval by the Company's Stockholders in accordance with all applicable laws, regulations, and rules and no Awards shall be made under the Plan after June 11, 2012. A failure of the Company's Stockholders to approve this Plan shall not affect any Awards previously issued under the Original Plan, the Amended and Restated Plan or the Second Amended and Restated Plan.

          (g) Limitation on Dividends and Dividend Equivalents. The reinvestment of cash dividends in additional Restricted Shares, and the crediting of dividend equivalents or interest equivalents (if such interest equivalents are payable in Common Shares when distributed) on Share Units, shall only be permissible if sufficient Common Shares are available under
     Section 4 hereof (taking into account then outstanding Rights, Restricted Shares, and Share Units).

          (h) Special Change of Control Rules. With respect to any Awards granted to a Participant, in the event of a Change of Control (regardless of whether the Participant's termination of employment occurs in connection with such Change of Control):

               i. All of the Participant's Option Rights (vested and unvested) granted by the Company prior to the Change of Control Effective Date
          (A) shall accelerate and shall be deemed to be exercised in full upon the Change of Control Effective Date by means of a cashless exercise and (B) if applicable, with regard to the underlying stock, shall be exchanged, on the Change of Control Effective Date, for a proportionate share of any consideration to be paid to the shareholders generally in connection with the Change of Control.

               ii. All of the Participant's Share Units (vested and unvested) granted by the Company prior to the Change of Control Effective Date
          (A) shall accelerate and be deemed to be fully vested upon the Change of Control Effective Date and (B) if applicable, with regard to the underlying stock, shall be exchanged, on the Change of Control Effective Date, for a proportionate share of any consideration to be paid to the shareholders generally in connection with the Change of Control;

               iii. All restrictions on transferability of Restricted Shares held by the Participant on the Change of Control Effective Date (A) shall accelerate and shall be deemed to have terminated immediately prior to the Change of Control Effective Date, and, (B) if applicable, such Restricted Shares shall be exchanged, on the Change of Control Effective Date, for a proportionate share of any consideration to be paid to the shareholders generally in connection with the Change of Control.

               iv. All of the Participant's Appreciation Rights (vested and unvested) granted by the Company prior to the Change of Control Effective Date (A) shall accelerate, shall be deemed to be exercised in full upon the Change of Control Effective Date and the value thereof shall be exchanged for the Company stock at the market value of such stock immediately prior to the Change of Control Effective Date and (B) if applicable, with regard to the underlying stock, shall be exchanged, on the Change of Control Effective Date, for a proportionate share of any consideration to be paid to the shareholders generally in connection with the Change of Control.

          If any of the payments set forth above would be subject to Section 409A of the Code, payments on the Change of Control Effective Date shall be permitted only if the Change of Control is a change of control event as defined in Section 409A and applicable regulations issued thereunder and only if payments would be permitted to the Participant as a result of the change of control event as a service provider to the relevant corporation undergoing the applicable change of control event. If payments would not be permitted under the foregoing provisions, all vesting provisions and accelerated transfer provisions shall continue to apply but any payments shall not be accelerated and shall instead be made as of the original payment date as determined under the applicable Award.

          (i) Section 409A Compliance. Notwithstanding any other provision of this Plan to the contrary, if any payment hereunder or under any Award is subject to Section 409A of the Code and if such payment is to be paid on account of the a Participant's separation from service (within the meaning of Section 409A of the Code) and if the Participant is a specified employee (within the meaning of Section 409A(a)(2)(B) of the Code), such payment shall be delayed until the first day of the seventh month following the Participant's separation from service. To the extent that any payments or benefits under the Plan are subject to Section 409A of the Code and are paid or provided on account of the termination of the Participant's termination of employment or service, the determination as to whether the Participant has had a termination of employment or service shall be made in accordance with Section 409A of the Code and the guidance issued thereunder.

PROXY - SPSS INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 24, 2008

The undersigned stockholder of SPSS Inc. ("SPSS") hereby appoints Jack Noonan and Raymond H. Panza proxies, with full authority, which may be exercised by either one or both of them, with power of substitution, to vote all shares of common stock of SPSS (the "Common Stock") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of SPSS to be held at the offices of SPSS, 233 South Wacker Drive, Chicago, Illinois, at 10:00 a.m. (local time) on April 24, 2008 (the "Annual Meeting"), and at any adjournment or postponement thereof as follows:

A. as directed herein with respect to each of the proposals identified on the reverse side hereof; and

B. in their discretion with respect to any other business that may properly come before the Annual Meeting.

By delivery of this proxy, the undersigned stockholder hereby revokes all proxies previously given by the undersigned with respect to the shares of Common Stock covered hereby.

              A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE
          RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND
             DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                             YOUR VOTE IS IMPORTANT

                  (Continued and to be signed on reverse side.)

ANNUAL MEETING PROXY CARD

A.    PROPOSALS

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE LISTED NOMINEES AND "FOR" PROPOSALS 2 AND 3.

      1.     Election of Directors

                                       FOR     WITHHOLD                               FOR          WITHHOLD

             01-William Binch          [ ]       [ ]       02-Charles R. Whitchurch   [ ]             [ ]

                                                                        FOR           AGAINST       ABSTAIN
      2.     Approval of the SPSS Inc. Long Term Incentive Plan.        [ ]             [ ]           [ ]

                                                                        FOR           AGAINST       ABSTAIN
      3.     Ratification of the Appointment of Grant Thornton LLP as
             Independent Auditors of SPSS for Fiscal Year 2008.         [ ]             [ ]           [ ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

B.    NON-VOTING ITEMS

      CHANGE OF ADDRESS - Please print your new address below.    MEETING ATTENDANCE

                                                                  Mark the box to the right
                                                                  if you plan to attend the
      --------------------------------------------------------    Annual Meeting.                [ ]

C. AUTHORIZED SIGNATURES - THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. - DATE AND SIGN BELOW

Please sign exactly as name appears hereon. Joint owners should each sign personally. If stockholder is a corporation, please sign full corporate name by the President or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other authorized person. Executors, trustees, officers, etc., should indicate their titles when signing.


Date (mm/dd/yyyy)-Please print date below.    Signature 1- Please keep signature within the box  Signature 2 - Please keep signature within the box
        /       /
--------------------------------------------- -------------------------------------------------- -----------------------------------